UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

WORTHINGTON ENTERPRISES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Fellow Shareholders:

On behalf of the Board of Directors of Worthington Enterprises, Inc. (“we”, “our” and “us”), I cordially invite you to participate via live webcast in our 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, September 22, 2026, beginning at 3:00 p.m., Eastern Daylight Time. The Annual Meeting will be a virtual meeting of shareholders which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WOR2026. You will not be able to attend the Annual Meeting in person.

Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, which you are urged to read carefully. If you are a registered shareholder participating in the Annual Meeting via the live webcast, you may revoke your proxy and vote during the Annual Meeting, even if you have previously submitted a proxy.

We have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish proxy materials to certain shareholders via the Internet. On or about the date of this letter, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to our shareholders of record at the close of business on July 29, 2026. At the same time, we provided those shareholders with access to our online proxy materials and filed our proxy materials with the SEC. We believe furnishing proxy materials to our shareholders via the Internet will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. If you have received the Notice of Availability, you will not receive a printed copy of the proxy materials unless you request them by following the instructions for requesting such proxy materials contained in the Notice of Availability.

It is important that your common shares be represented at the Annual Meeting whether or not you are able to participate via the live webcast. Accordingly, after reading the accompanying proxy materials, please promptly submit your proxy by telephone, Internet, mobile device or mail as described in the Proxy Statement or the Notice of Availability.

Your continuing interest in our company is greatly appreciated.

Sincerely,

John B. Blystone

Chairman of the Board

August 13, 2026

Notice of Annual Meeting of Shareholders to be Held on September 22, 2026

Notice is hereby given that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Worthington Enterprises, Inc. (“we”, “our” and “us”) will be held at 3:00 p.m., Eastern Daylight Time, on Tuesday, September 22, 2026. Shareholders of record at the close of business on the record date, July 29, 2026, are entitled to notice of, and to vote at, the Annual Meeting.

The Annual Meeting will be held virtually, meaning that you will be able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WOR2026. You will not be able to attend the Annual Meeting in person.

The Annual Meeting is being held to:

(1)
Elect three directors, each to serve for a term of three years to expire at our 2029 annual meeting of shareholders;
(2)
Approve, on an advisory basis, a resolution to approve the compensation of our named executive officers;
(3)
Ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2027; and
(4)
Transact such other business as may properly come before the Annual Meeting.

We began mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) on or about August 13, 2026 to shareholders of record at the close of business on July 29, 2026. The Notice of Availability contains instructions on how to access via the Internet this Notice of Annual Meeting of Shareholders, our 2026 Proxy Statement, our 2026 Annual Report and the form of proxy, as well as instructions on how to request a paper copy of the proxy materials.

By Order of the Board of Directors,

Patrick J. Kennedy
Vice President - General Counsel and Secretary
Columbus, Ohio	August 13, 2026

Before you vote, please access the proxy materials in one of the following ways prior to the Annual Meeting:

To view ONLINE: Have available the Control Number provided in your Notice of Availability and visit www.proxyvote.com any time prior to the voting deadline at 11:59 p.m., Eastern Daylight Time, on September 21, 2026.

To view USING YOUR MOBILE DEVICE: Scan the QR barcode found on your proxy card or Notice of Availability.

To receive a PAPER or E-MAIL* copy:

You must request a paper or e-mail copy of the proxy materials. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

By Internet: www.proxyvote.com	By Telephone: 1-800-579-1639	By E-Mail*: sendmaterial@proxyvote.com

*If you request proxy materials by e-mail, please send a blank e-mail with only the Control Number provided in your Notice of Availability inserted in the subject line of your email. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 8, 2026 to facilitate timely delivery of the proxy materials.

WORTHINGTON ENTERPRISES, INC.

200 West Old Wilson Bridge Road

Columbus, Ohio 43085

(614) 438-3210

www.worthingtonenterprises.com

2026 PROXY STATEMENT

Dated: August 13, 2026

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held On September 22, 2026

Table of Contents

	Page		Page
Summary	1	Pay Versus Performance	63
General Information	6	NEO Compensation for Fiscal 2027	68
Security Ownership of Certain Beneficial Owners and Management	10	Compensation of Directors	69
Corporate Governance	13	Director Compensation for Fiscal 2026	71
Transactions With Certain Related Persons	23	Equity Compensation Plan Information	72
Proposal 1: Election of Directors	27	Proposal 2: Advisory Vote to Approve the Compensation of the NEOs	74

Executive Compensation	33	Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm	75

Compensation Discussion and Analysis	33	Audit Committee Matters	76
Compensation Committee Report	48	Miscellaneous Items	79
Fiscal 2026 Summary Compensation Table	49	Householding of Annual Meeting Materials	79
Grants of Plan-Based Awards	51	Shareholder Proposals for 2027 Annual Meeting	79
Outstanding Equity Awards at Fiscal 2026 Year-End	53	Future Electronic Access to Proxy Materials and Annual Report	80
Option Exercises and Stock Vested	56	Annual Report on Form 10-K	80
Non-Qualified Deferred Compensation	57	References	80
Potential Payments Upon Termination or Change in Control	59	Other Business	80
CEO Pay Ratio	62	Appendix I - Companies in Comparator Group	I-1

Helpful Resources

Where You Can Find More Information1

Proxy Materials and Voting Before the Annual Meeting:	proxyvote.com
Virtual Annual Meeting:	virtualshareholdermeeting.com/WOR2026
Business Website:	worthingtonenterprises.com
Investor Relations:	ir.worthingtonenterprises.com
Leadership:	worthingtonenterprises.com/company/who-we-are/leadership-board-of-directors/
SEC Filings:	ir.worthingtonenterprises.com/financials/sec-filings/

Governance Documents:

•
Corporate Governance Guidelines
•
Code of Conduct
•
Charter of the Lead Independent Director
•
Executive Committee Charter
•
Audit Committee Charter
•
Compensation Committee Charter
•
Nominating and Governance Committee Charter
•
Insider Trading Policy
ir.worthingtonenterprises.com/governance/governance-documents/

1 The uniform resource locators, or URLs, noted above and elsewhere in this Proxy Statement are references only and do not incorporate information from any website into this Proxy Statement.

Certain Defined Terms and Abbreviations

Adjusted or Adj.	An adjusted financial measure
Adjusted EBITDA

EBITDA from continuing operations adjusted to exclude the impact of restructuring charges and other unusual or selected items deemed to not be indicative of our core operating results (including the impact of acquisitions, divestitures and/or inventory holding gains or losses)

Adjusted EPS

EPS attributable to controlling interest, as calculated in accordance with GAAP, adjusted to exclude the impact of restructuring charges and other unusual or selected items deemed to not be indicative of our core operating results (including the impact of acquisitions, divestitures and/or inventory holding gains or losses)

Annual Meeting or 2026 Annual Meeting	Our annual meeting of shareholders to be held on September 22, 2026 at 3:00 p.m. EDT
Annualized ATSR	Annualized absolute total shareholder return
ASC 718	Financial Accounting Standards Board Accounting Standards Codification Topic 718
beneficial owner	A shareholder who owns common shares in a brokerage account or through a bank or other holder of record (also known as holding the common shares in “street name”)
Blackrock	BlackRock, Inc. and its subsidiaries
Board	Our board of directors
bonus	A cash award that may be earned based on the achievement of one or more annual performance goals
Broadridge	Broadridge Corporate Issuer Solutions, Inc.
CAP

The “compensation actually paid” in relation to an NEO, as such term is calculated and used in Item 402(v) of SEC Regulation S-K, and as is included in the required “Pay Versus Performance” section of this Proxy Statement

CD&A	The Compensation Discussion & Analysis section of this Proxy Statement
CEO	Chief executive officer
CFO	Chief financial officer
Club	Double Eagle Club
Code of Conduct	Our Code of Conduct
common shares	Our common shares, no par value
Company, we, us or our	Worthington Enterprises, Inc., an Ohio corporation
comparator group	A broad-based group of approximately 893 companies set forth on Appendix I to this Proxy Statement
Corporate or Corp.	The aggregated results of the Company and its consolidated subsidiaries
Corporate Governance Guidelines	Our Corporate Governance Guidelines
CSM	The “Company-Selected Measure,” as such term is used in Item 402(v) of SEC Regulation S-K, and as is included in the required Pay Versus Performance section of this Proxy Statement
Current Equity Plans	The (a) 2025 Directors Equity Plan, (b) 2024 LTIP, (c) 1997 LTIP and (d) 2010 Stock Option Plan

Currently Exercisable Options	Stock options that a named beneficial owner has the right to exercise either immediately or within 60 days after the Record Date
Director Deferral Plans	Collectively, the 2000 Directors NQ Plan and the 2005 Directors NQ Plan
EBITDA	Earnings before interest, taxes, depreciation and amortization
EPS	Earnings per diluted common share
Exchange Act	Securities Exchange Act of 1934, as amended
FAA	U.S. Federal Aviation Administration
fiscal 20XX	Our fiscal year ended or ending on May 31 of the year identified
GAAP	U.S. generally accepted accounting principles
Independent Director	As defined in the Director Independence section of this Proxy Statement
Industrials Index	The S&P SmallCap 600 Industrials Index
Insider Trading Policy	Our Insider Trading Policy
IRS	U.S. Internal Revenue Service
JMAC	JMAC, Inc.
JMAC Air	JMAC Air, LLC
KPMG	KPMG LLP
Lead Independent Director	The designated Independent Director who serves as the primary representative and coordinator of the Independent Directors, acting as a liaison between the independent directors and management
NEO	A named executive officer, as defined in Item 402(a)(3) of SEC Regulation S-K
Non-PEO NEOs	The NEOs other than the PEO(s)
Notice of Availability	Notice of Internet Availability of Proxy Materials regarding the Annual Meeting
NYSE	New York Stock Exchange
NYSE Rules	The rules, policies, practices and procedures in the NYSE Listed Company Manual
PCAOB	Public Company Accounting Oversight Board (U.S.)
PEO	Principal executive officer
performance awards	An award, typically settled in cash, that may be earned based on the achievement of one or more performance goals over time
performance shares	An award, settled in common shares, that may be earned based on the achievement of one or more performance goals over time
proxy card	A form of proxy relating to the Annual Meeting
Proxy Statement	This Proxy Statement for the Annual Meeting
Ragasco	Ragasco AS
Record Date	Close of business on July 29, 2026
registered shareholder	A shareholder whose common shares are registered in the name of the shareholder directly with our transfer agent
restricted stock	An award of common shares subject to time-based vesting restrictions
ROA	Return on assets

RPT Policy	Our Related Person Transaction Policy
SCT	The Fiscal 2026 Summary Compensation Table included in this Proxy Statement

SEC	U.S. Securities and Exchange Commission
SEC Rules	The rules and regulations of the SEC
Securities Act	Securities Act of 1933, as amended
segment or seg.	The results of one of our reportable operating segments
Separation	The separation of our former steel processing business into Worthington Steel, Inc., effective December 1, 2023
Share Price Growth	The appreciation of the market price of the common shares over a stated period
SOX	The Sarbanes-Oxley Act of 2002, as amended
special PSAs	A special award of common shares subject to performance-based and time-based vesting restrictions
Steel Index	The S&P 1500 Steel Composite Index
stock option	An award of a non-qualified right to acquire common shares at a fixed exercise price
Treasury Regulations	The regulations promulgated by the U.S. Department of Treasury
TSR	Cumulative total shareholder return
U.S.	United States of America
Vanguard	The Vanguard Group and its subsidiaries
WS	Worthington Steel, Inc., an Ohio corporation and former subsidiary of the Company
WTW	Willis Towers Watson
401(k) Plan	Our 401(k) qualified retirement plan, also known as the Deferred Profit Sharing Plan
1997 LTIP	Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan
2000 Directors NQ Plan	Worthington Industries, Inc. Deferred Compensation Plan for Directors, as Amended and Restated effective June 1, 2000
2005 Directors NQ Plan	Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors
2005 NQ Plan	Worthington Industries, Inc. Amended and Restated 2005 Non-Qualified Deferred Compensation Plan
2010 Stock Option Plan	Worthington Industries, Inc. 2010 Stock Option Plan
2024 LTIP	Worthington Enterprises, Inc. 2024 Long-Term Incentive Plan
2025 Directors Equity Plan	Worthington Enterprises, Inc. 2025 Equity Plan for Non-Employee Directors
2026 Form 10-K	Our Annual Report on Form 10-K for fiscal 2026 filed with the SEC on July 30, 2026
2027 Annual Meeting	Our annual meeting of shareholders expected to be held in September 2027

Summary

This summary highlights information discussed in greater detail elsewhere in this Proxy Statement about the Company and the Annual Meeting. This summary does not contain all of the information that you should consider in voting the common shares that you hold, and you should read this entire Proxy Statement carefully before voting. For additional information regarding our performance for fiscal 2026, please review our 2026 Form 10-K.

The Annual Meeting will be a virtual meeting, which means that you will be able to participate, vote and submit your questions during the Annual Meeting via live webcast, by visiting www.virtualshareholdermeeting.com/WOR2026. You will not be able to attend the Annual Meeting in person.

How to Vote:

Even if you plan to participate in the Annual Meeting via the live webcast, please vote as soon as possible and in any event prior to 11:59 p.m., Eastern Daylight Time, on September 21, 2026. You may vote in one of the following ways prior to the date of the Annual Meeting:

Internet	Telephone	Mail	Mobile Device

Go to www.proxyvote.com: You can use the Internet 24 hours a day to transmit your voting instructions. Have your proxy card or Notice of
Availability in hand when you access the website and follow the instructions.

Call 1-800-690-6903: You can use any touch-tone telephone. Have your proxy card or Notice of Availability in hand when you call and follow the instructions.

If you received a printed copy

of the proxy materials, you

may submit your vote by completing, signing and dating

your proxy card and returning it in the prepaid envelope to
Vote Processing, c/o Broadridge,
51 Mercedes Way,
Edgewood, New York 11717.

You can view the proxy materials and vote by scanning the QR barcode on your proxy card or Notice of Availability.

If you wish to attend and vote during the Annual Meeting, you will need the Control Number provided on your Notice of Availability or proxy card and must follow the instructions at www.virtualshareholdermeeting.com/WOR2026.

Voting Matters and Board Recommendations

The Board recommends that shareholders entitled to vote at the Annual Meeting vote as follows:

Company Proposals		Board Vote Recommendation
Proposal 1:	Elect three directors, each to serve for a term of three years to expire at our 2029 annual meeting of shareholders	FOR each nominee of the Board
Proposal 2:	Approve, on an advisory basis, a resolution to approve the compensation of the NEOs listed in the SCT included in this Proxy Statement	FOR
Proposal 3:	Ratify the selection of KPMG as our independent registered public accounting firm for fiscal 2027	FOR

2026 Proxy Statement • Summary	1

Director Nominees and Continuing Directors

The following table provides summary information about the three director nominees and the eight continuing directors. Additional information about each individual’s experience, qualifications, attributes and skills can be found in the “Proposal 1: Election of Directors” section in this Proxy Statement.

Name	Age	Director Since	Occupation	Board Committee(s) (1)
Nominees Standing for Re-Election to the Board at the 2026 Annual Meeting of Shareholders (2)
Charles M. Chiappone	63	2025	Retired Senior Vice President, Ceiling and Wall Solutions, Armstrong World Industries, Inc.	None
W. Bradley Southern	66	2026	Retired Chief Executive Officer and Chairperson of the Board of Directors, Louisiana-Pacific Corporation	None
Brantley J. Standridge	50	2025	Senior Executive Vice President and President of Consumer and Regional Banking. Huntington Bancshares Incorporated	Compensation
Directors Whose Terms Continue Until the 2027 Annual Meeting of Shareholders
John B. Blystone	73	1997	Chairman of the Board, Worthington Enterprises, Inc.; Executive Chairman, Worthington Steel, Inc.; and Retired Chairman of the Board, President and Chief Executive Officer, SPX Corporation	Executive (3)
Mark C. Davis	66	2011	Private Investor and Chief Executive Officer, Lank Acquisition Corp.	Audit
Joseph B. Hayek	54	2024	President & Chief Executive Officer, Worthington Enterprises, Inc.	Executive
John H. McConnell II	41	2023	Chairman of the Board, JMAC, Inc.	Executive
Directors Whose Terms Continue Until the 2028 Annual Meeting of Shareholders
Kerrii B. Anderson	69	2010	Private Investor and Board Advisor; Former Chief Executive Officer and Chief Financial Officer, Wendy’s International, Inc.	Executive; Audit (3); Compensation
David P. Blom	72	2019	Former President and Chief Executive Officer, OhioHealth Corporation	Audit; Nominating and Governance (3)
Paul G. Heller	62	2023	Retired Senior Executive Vice President and Chief Technology Officer and Operations Officer, Huntington Bancshares Incorporated	Audit; Compensation
Billy R. Vickers	68	2023	President and Chief Executive Officer, Modular Assembly Innovations	Nominating and Governance

(1) As of the date of this Proxy Statement.

(2) Michael J. Endres, Ozey K. Horton, Jr., and Virgil L. Winland will retire from the Board effective at the adjournment of the Annual Meeting and are not running for re-election. Contemporaneous with their retirement becoming effective, the Board will reduce the number of directors from 14 to 11 pursuant to our Code of Regulations.

(3) Denotes committee Chair. Michael J. Endres served as the Lead Independent Director and Chair of the Compensation Committee as of the date presented.

2	2026 Proxy Statement • Summary

Commitment to Shareholders and Governance

We have long operated under a strong corporate philosophy rooted in the Golden Rule with earning money for our shareholders and increasing the value of their investment as our first corporate goal. Consistent with this philosophy and our culture, we are committed to high ethical standards and sound corporate governance practices.

Strong Corporate Culture	•	Culture based on long-standing corporate philosophy rooted in the Golden Rule
	•	First corporate goal is to earn money for our shareholders and increase the value of their investment
	•	Comprehensive Corporate Governance Guidelines, Code of Conduct and Insider Trading Policy
Returns to Shareholders	•	Dividends have been paid every quarter since going public in 1968
	•	Stock buy-back program
Board Independence	•	10 out of 14 directors, and 7 out of 11 director nominees, are independent under NYSE Rules and SEC Rules
	•	Audit, Compensation, and Nominating and Governance Committees are comprised exclusively of directors who are independent under NYSE Rules and SEC Rules
Lead Independent Director	•

We maintain a Lead Independent Director who serves as liaison between management and the non-employee directors, presides over executive sessions of non-employee directors and may call meetings of non-employee directors

	•	Recent additions of new independent directors and planned retirements reflect ongoing board renewal and skills alignment
Executive Sessions	•	The non-employee directors regularly meet in private, executive sessions without management
	•	The Lead Independent Director presides at these executive sessions
Board Oversight of Risk Management	•	The Board monitors our systematic approach to identifying and assessing enterprise risks facing our business
•

The Audit Committee reviews our overall enterprise risk management program (including risks related to privacy, information security, cybersecurity, artificial intelligence, business conduct, health and safety, compliance, environmental and social matters) as well as our financial, reporting and compliance risk exposures, and the delegation of risk oversight responsibilities to other Board committees

	•	The Compensation Committee oversees compensation risk management
	•	The Nominating and Governance Committee manages risks associated with corporate governance, Board composition and the performance of the Board, its committees and the directors
Board Oversight of Corporate Social Responsibility	•	Committed to living our philosophy, which includes being a good corporate citizen and environmental steward
	•	The Nominating and Governance Committee oversees our corporate social responsibility policies, practices and reporting
Executive Compensation	•	Strong pay-for-performance philosophy
	•	Executive compensation is more highly leveraged than market median – base salaries are generally below market median and a higher percentage of pay is tied to at-risk incentive compensation
	•	Goals and targets for annual and long-term incentive plans are annually reviewed and set by the Compensation Committee
	•	The Compensation Committee is advised by an independent compensation consultant
	•	Annual “say-on-pay” advisory vote
	•	Limited perquisites and benefits
	•	No defined benefit pension or supplemental executive retirement plan benefits
	•	No employment contracts or change in control arrangements for executive officers outside shareholder-approved incentive plans
	•	Have never repriced or offered cash buy-outs of underwater stock options as plan provisions prohibit repricing without shareholder consent
	•	Compensation recovery policy in place to recover erroneously awarded incentive compensation in the event of an accounting restatement
Stock Ownership Requirements and Controls	•	Non-employee directors required to hold common shares valued at five times annual cash retainer
	•	CEO required to hold common shares valued at five times annual base salary
	•	Executive officers required to hold common shares valued at a multiple of base salary, depending on position
	•	Insider Trading Policy designed to promote compliance with insider trading laws and NYSE requirements. Company policy prohibits hedging by directors, officers and other key employees
	•	Prohibit hedging and speculative trading by our directors, officers or other key employees

2026 Proxy Statement • Summary	3

Fiscal 2026 Business Performance and Executive Compensation Program Highlights

Fiscal 2026 marked our strongest financial performance since becoming Worthington Enterprises and another year of meaningful impact improving everyday life by elevating spaces and experiences. Management has done an outstanding job executing our strategies, while driving sustainable growth and long-term shareholder value. Our continued focus on operational excellence, cost discipline and innovation enabled us to navigate a challenging macro environment effectively and deliver solid results. We captured market share across multiple categories, expanded retail placements and launched new products. Throughout fiscal 2026, our team continued to transform our business, and better position us for the future, as evidenced by the following:

•
Achieved year-over-year growth in adjusted EPS, adjusted EBITDA, and operating cash flow, which included positive organic growth.
•
Acquired, and successfully integrated, Elgen, a leading provider of HVAC parts and components located in Closter, New Jersey.
•
Acquired, and successfully integrated, LSI, a leading manufacturer of standing-seam metal roof clips and retrofit components in the commercial roof market located in Logansport, Indiana.
•
Repurchased 800,000 common shares at a weighted average purchase price of $54.50 per share.
•
Delivered $36.9 million to our shareholders in the form of quarterly cash dividends.
•
Recognized for being a top workplace and among America’s most responsible companies.

Consistent with our compensation philosophy, annual incentive compensation earned by our executive officers continued to move in the direction of our results. As a result of solid performance in fiscal 2026, bonuses for our executive officers were generally up compared to the prior year.

Our financial position remains strong, as we have generated a considerable amount of cash from operations in recent years. As a result, we used mostly cash on hand for the purchase of LSI for approximately $206.6 million, inclusive of closing adjustments. We believe our capital structure is also in a sound position. We have in place approximately $305 million of long-term debt and $200 million of long-term senior secured notes due in 2032, as well as a $500 million revolving credit facility maturing in September 2028, which had a total of $500 million of available borrowing capacity as of July 31, 2026.

4	2026 Proxy Statement • Summary

Overview of Executive Compensation Program

	SHORT-TERM CASH		LONG-TERM INCENTIVE
PAY ELEMENT	SALARY	BONUS	PERFORMANCE AWARDS	PERFORMANCE SHARES	RESTRICTED STOCK
WHO RECEIVES	NEOs and other executives
AT RISK	No	Yes	Yes	Yes	Yes
FORM OF PAYMENT	Cash			Equity
TYPE OF PERFORMANCE	Short-term emphasis		Long-term emphasis
PERFORMANCE PERIOD / VESTING PERIOD	Bi-weekly	1 year performance period	3-year performance period		3-year cliff vesting
HOW AMOUNT IS DETERMINED	Compensation Committee sets or approves	Compensation Committee sets target performance and target award value, and performance determines the ultimate payout			Compensation Committee sets size of award and common share price on vesting date determines the ultimate value
MOST RECENT PERFORMANCE METRICS	N/A	Adj. ROA (Corp. or Seg.) Adj. EBITDA (Corp. or Seg.)	Adj. ROA (Corp.) Adj. EBITDA (Corp. or Seg.)		Common Share Price
VALUE OF AWARD EARNED	N/A	Formulaic — Performance vs. Targets		Formulaic — Performance vs. Targets and Market Price of Common Shares	Market Price of Common Shares

2026 Proxy Statement • Summary	5

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for use at the 2026 Annual Meeting. The Annual Meeting will be a virtual meeting, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting only via live webcast by visiting www.virtualshareholdermeeting.com/WOR2026. On or about August 13, 2026, we began mailing to our shareholders of record at the close of business on the Record Date, a Notice of Availability containing instructions on how to access the Notice of Annual Meeting of Shareholders, this Proxy Statement, the proxy card and our 2026 Annual Report.

Purpose of the Annual Meeting

At the Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders included with this Proxy Statement. Specifically, the shareholders will be asked to: (1) elect three directors to the Board for three-year terms to expire at our 2029 annual meeting of shareholders; (2) approve, on an advisory basis, a resolution to approve the compensation of the NEOs; and (3) ratify the selection of KPMG as our independent registered public accounting firm for fiscal 2027.

Board’s Recommendations

Subject to revocation, all forms of proxy that are properly completed and timely received will be voted in accordance with the instructions contained therein. If no instructions are given (except in the case of broker non-votes), the persons named as proxy holders will vote the common shares in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

•
“FOR” the election of the Board’s nominated slate of three directors (see “Proposal 1: Election of Directors”);
•
“FOR” the approval, on an advisory basis, of the resolution to approve the compensation of the NEOs (see “Proposal 2: Advisory Vote to Approve the Compensation of the NEOs”);
•
“FOR” the ratification of the selection of KPMG as our independent registered public accounting firm for fiscal 2027 (see “Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm”).

Shareholder Voting Rights

Only shareholders of record at the close of business on the Record Date or such shareholders’ proxies are entitled to receive notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, there were 48,926,784 common shares outstanding and entitled to vote. Each shareholder is entitled to one vote on each matter voted upon at the Annual Meeting for each common share held. Shareholders do not have cumulative voting rights in the election of directors. All voting at the Annual Meeting will be governed by our Amended Articles of Incorporation, our Code of Regulations and the General Corporation Law of the State of Ohio. Other than the common shares, we do not have any outstanding voting securities.

Registered Shareholders and Beneficial Owners

If the common shares are registered in your name directly with our transfer agent, Broadridge, you are considered, with respect to those common shares, a holder of record (which we also refer to as a “registered shareholder”). If you hold the common shares in a brokerage account or through a bank or other holder of record, you are considered the beneficial owner of the common shares, which is often referred to as holding the common shares in “street name”.

6	2026 Proxy Statement • General Information

Voting Common Shares Held in “Street Name”

A “broker non-vote” occurs when a beneficial owner holds the common shares in “street name” through a broker, bank or other holder of record who is considered the registered shareholder with respect to those common shares, and the beneficial owner does not provide the broker, bank or other holder of record with instructions within the required timeframe before the Annual Meeting as to how to vote the common shares on “non-routine” matters. Under NYSE Rules, your broker, bank or other holder of record cannot vote your common shares on non-routine matters unless it receives instructions from you as to how to vote.

Proposal 1 (Election of Directors) and Proposal 2 (Advisory Vote to Approve the Compensation of the NEOs) are considered “non-routine” matters where your broker, bank or other holder of record can vote your common shares only if it receives instructions from you. Proposal 3 (Ratification of the Selection of Independent Registered Public Accounting Firm) is considered a “routine” matter.

Your broker, bank or other holder of record will send you directions on how to instruct it to vote the common shares you hold beneficially.

Access to and Participation in the Virtual Annual Meeting

We will host the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/WOR2026. You will not be able to attend the Annual Meeting in person.

Only shareholders of record at the close of business on the Record Date may participate in and vote at the Annual Meeting. Any shareholder may listen to the Annual Meeting. The webcast will start at 3:00 p.m., Eastern Daylight Time, on September 22, 2026.

Instructions on how to connect to and participate in the Annual Meeting, including how to demonstrate proof of ownership of the common shares, are posted at www.virtualshareholdermeeting.com/WOR2026. If you do not have your 16-digit Control Number provided on your Notice of Availability or your proxy card (if you received a printed copy of the proxy materials), you will only be able to listen to the Annual Meeting.

If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, you may call the technical assistance phone number that will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

How to Vote and Voting Deadlines

If you are a registered shareholder, there are several ways for you to vote your common shares:

•
Vote by Internet.

Before the Date of the Annual Meeting: Go to www.proxyvote.com, or, using a mobile device, scan the QR barcode on your proxy card or Notice of Availability.

You can use the Internet 24 hours a day, seven days a week, to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on September 21, 2026. Have your proxy card or Notice of Availability in hand when you access the website or scan the QR barcode and follow the instructions to obtain your records and create an electronic voting instruction form.

During the Annual Meeting: Go to www.virtualshareholdermeeting.com/WOR2026.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the Control Number provided on your proxy card or Notice of Availability available and follow the instructions.

•
Vote By Telephone: Call 1-800-690-6903. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 21, 2026. Have your proxy card or Notice of Availability in hand when you call and follow the instructions.

2026 Proxy Statement • General Information	7

•
By Mail: If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received by Broadridge no later than September 21, 2026 to be voted at the Annual Meeting.

If you vote via the Internet (including by using a mobile device to scan the QR barcode on your proxy card or Notice of Availability and following the prompts) or by telephone, your electronic vote authorizes the named proxy holders in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not return your proxy card.

If you are a beneficial owner of the common shares, you should have received a notice that directs you to the website where you can access our proxy materials as well as voting instructions from the broker, bank or other nominee holding the common shares. You should follow the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or nominee on how to vote your common shares. Please note that the voting instructions provided by your broker, bank or nominee will have a voting deadline that is earlier than those listed above. The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee. Common shares held beneficially may not be voted by the beneficial owner during our Annual Meeting.

How to Revoke or Change Your Vote after Submitting Your Proxy

If you are a registered shareholder, you may revoke or change your vote at any time before the final vote at the Annual Meeting by:

•
signing and returning a new proxy card with a later date – only your latest completed, signed and dated proxy card received by September 21, 2026, will be counted;
•
submitting a later-dated vote by telephone or via the Internet (including by using a mobile device to scan the QR barcode on your proxy card or Notice of Availability and following the prompts) – only your latest telephone or Internet voting instructions received by 11:59 p.m., Eastern Daylight Time, on September 21, 2026, will be counted;
•
participating in the Annual Meeting live via the Internet and voting during the Annual Meeting; or
•
delivering a written revocation to our Secretary at 200 West Old Wilson Bridge Road, Columbus, Ohio 43085, that is received no later than 5:00 p.m., Eastern Daylight Time, on September 21, 2026.

If you are a beneficial owner of the common shares, you must contact the broker, bank or other nominee holding your common shares and follow the instructions of the broker, bank or other nominee for revoking or changing your vote.

Notice of Internet Availability of Proxy Materials

In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to each registered shareholder, we are permitted to furnish our proxy materials, including the letter to shareholders, Notice of Annual Meeting of Shareholders, this Proxy Statement, our 2026 Annual Report and the proxy card, by providing access to such documents on the Internet. Generally, shareholders will not receive printed copies of the proxy materials unless they request them.

A Notice of Availability that provides instructions for accessing our proxy materials via the Internet has been mailed directly to registered shareholders. The Notice of Availability also provides instructions regarding how registered shareholders may vote their common shares via the Internet. Registered shareholders who prefer to receive a paper or e-mail copy of our proxy materials must follow the instructions provided in the Notice of Availability for requesting such proxy materials.

The Notice of Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Availability and returning it. The Notice of Availability provides instructions on how to cast your vote.

8	2026 Proxy Statement • General Information

A notice that directs beneficial owners of the common shares to the website where they can access our proxy materials should be forwarded to each beneficial owner by the broker, bank or other holder of record who is considered the registered shareholder with respect to the common shares of the beneficial owner. Such broker, bank or other holder of record should also provide each beneficial owner of the common shares with instructions on how the beneficial owner may request a paper or e-mail copy of our proxy materials. Beneficial owners have the right to direct their broker, bank or other holder of record on how to vote their common shares by following the voting instructions they receive from their broker, bank or other holder of record.

To enroll in the electronic delivery service for future shareholder meetings, use your Notice of Availability (or proxy card, if you received a printed copy of the proxy materials) to register online at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Quorum and Tabulation of Voting Results

Tabulation of the votes cast at the Annual Meeting will be performed by Broadridge and such tabulation will be inspected by the inspector of election for the Annual Meeting appointed by the Board. The presence, in person or by proxy, of the holders of one-third of the outstanding common shares entitled to vote at the Annual Meeting will constitute a quorum, permitting us to conduct business at the Annual Meeting. If you are a registered shareholder and submit a proxy, your common shares will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals described in this Proxy Statement and listed on the proxy card. If your common shares are held in the name of your broker, bank or other nominee, and you do not instruct your broker, bank or other nominee how to vote your common shares, those common shares will still be counted for purposes of determining the presence or absence of a quorum for the transaction of business if your broker, bank or other nominee submits a proxy.

Proxy Solicitation Costs

This solicitation of proxies is made by and on behalf of the Board. In addition to mailing the Notice of Availability (or, if applicable, paper copies of our proxy materials) to registered shareholders as of the close of business on the Record Date, the brokers, banks and other nominees holding the common shares for beneficial owners must provide a notice as to where such beneficial owners may access our proxy materials in order that such common shares may be voted. Solicitation may also be made by our directors, officers and other employees telephonically, electronically or by other means of communication. Our directors, officers and employees who assist with the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. In addition, we have retained Broadridge to aid in the solicitation of proxies with respect to common shares held by broker/dealers, financial institutions and other custodians, fiduciaries and nominees, for a fee of approximately $17,000, plus out-of-pocket expenses.

We will reimburse Broadridge, as well as brokers, banks or other holders of record, for their reasonable costs in sending our proxy materials to the beneficial owners of the common shares entitled to vote at the Annual Meeting. We will bear the costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the Internet access or telephone usage fees which may be charged to shareholders.

2026 Proxy Statement • General Information	9

Security Ownership of Certain Beneficial Owners and Management

The following table furnishes as of the Record Date (unless otherwise noted below), with respect to each person known to us to be the beneficial owner of more than 5% of our outstanding common shares, the name and address of such owner and the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Outstanding Common Shares (2)
John P. McConnell
200 West Nationwide Blvd., Columbus, OH 43215	17,271,542	(3)	35.2%
BlackRock, Inc.
50 Hudson Yards, New York, NY 10001	4,670,068	(4)	9.5%

(1)
Except as otherwise indicated by footnote, each named beneficial owner has sole voting power and sole dispositive power over the listed common shares.
(2)
The “Percent of Outstanding Common Shares” is calculated by dividing (a) the aggregate amount of common shares beneficially owned by each reporting person, as reported by such person and disclosed in the table above by (b) the sum of (i) 48,926,784 common shares outstanding on the Record Date and (ii) the number of common shares, if any, as to which the named beneficial owner has the right to acquire beneficial ownership upon the exercise of Currently Exercisable Options.
(3)
Information is based on a Form 4 filed with the SEC on July 21, 2026 by Mr. McConnell. Includes 25,224 common shares held in the 401(k) Plan. Includes 12,415,982 common shares held of record by JMAC, a private investment company substantially owned, directly or indirectly, by Mr. McConnell and members of his family. The directors of JMAC have granted Mr. McConnell sole voting power and sole dispositive power with respect to these 12,415,982 common shares. JMAC has the right to receive the dividends from and the proceeds from the sale of, such 12,415,982 common shares. Includes 2,428,312 common shares held of record by an independent corporate trustee in trust for the benefit of Mr. McConnell and his sister. The independent corporate trustee has voting power and dispositive power over such common shares; however, the trustee’s investment decisions are subject to the prior approval or disapproval of Mr. McConnell and, accordingly, Mr. McConnell may be deemed to share dispositive power with the trustee. Mr. McConnell has the right to change the independent corporate trustee; however, any successor trustee appointed by Mr. McConnell must be an independent corporate trustee. Includes 8,173 common shares held by Mr. McConnell as custodian for the benefit of his son, who is a minor. Includes 7,343 common shares held by Mr. McConnell’s wife as custodian for the benefit of her son. For purposes of Rule 13d-3 under the Exchange Act, Mr. McConnell may be deemed to hold shared voting power and shared dispositive power over such 7,343 common shares. Includes 123,000 common shares held by The McConnell Educational Foundation for the benefit of third parties, of which Mr. McConnell is one of three trustees and shares voting power and shares dispositive power. Mr. McConnell disclaims beneficial ownership of these 123,000 common shares. Includes 118,000 common shares held by The McConnell Family Trust of which Mr. McConnell is co-trustee and has sole voting power and sole dispositive power. Includes 255,875 common shares held by the Margaret R. McConnell Trust, f/b/o Margaret Kollis of which Mr. McConnell is trustee and has sole voting power and sole dispositive power. Includes 44,250 common shares held in the McConnell 2020 LAE Trust, an irrevocable trust for the benefit of the son of Mr. McConnell’s wife as to which she serves as the trustee. For purposes of Rule 13d-3 under the Exchange Act, Mr. McConnell may be deemed to hold shared voting power and shared dispositive power over such 44,250 common shares. Includes an aggregate of 398,000 common shares held in four separate irrevocable trusts (with each irrevocable trust holding 99,500 common shares), with each such irrevocable trust having the same independent individual trustee who is not related to Mr. McConnell. The independent individual trustee has voting and dispositive power over such 398,000 common shares; however, Mr. McConnell has the right to reacquire the assets of each trust by substituting property of an equivalent value. Accordingly, Mr. McConnell may be deemed to share dispositive power with the independent individual trustee. Includes 111,735 common shares subject to Currently Exercisable Options.
(4)
Information is based on Amendment No. 15 to Schedule 13G, filed with the SEC on April 17, 2025, by BlackRock. BlackRock reported sole voting power as to 4,629,846 of the common shares and sole dispositive power as to 4,670,068 of the common shares reported to be beneficially owned by BlackRock at March 31, 2025. The beneficial ownership of BlackRock may have changed prior to our filing of this Proxy Statement.

10	2026 Proxy Statement • Security Ownership of Certain Beneficial Owners and Management

The following table furnishes the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by: (a) each of our current directors; (b) each of our director nominees; (c) each NEO; and (d) all of our current directors and executive officers as a group, in each case as of the Record Date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Outstanding Common Shares (2)
Kerrii B. Anderson	90,056	(3) (4)	*
David P. Blom	26,934	(3)	*
John B. Blystone	173,010	(3)	*
James R. Bowes (5)	22,847	(6)	*
Steven M. Caravati (5)	56,885	(7)	*
Charles M. Chiappone	2,110	(3)	*
Mark C. Davis	47,294	(3)	*
Michael J. Endres	237,206	(3) (8)	*
Joseph B. Hayek (5)	284,595	(9)	*
Paul G. Heller	9,115	(3)	*
Ozey K. Horton, Jr.	46,803	(3)	*
Patrick J. Kennedy (5)	42,883	(10)	*
John H. McConnell II	38,285	(3) (11)	*
Colin J. Souza (5)	20,645	(12)	*
W. Bradley Southern	705	(3)	*
Brantley J. Standridge	4,465	(3)	*
Billy R. Vickers	9,115	(3)	*
Virgil L. Winland	108,796	(3)	*
All Current Directors and Executive Officers as a Group (19 people)	1,233,409	(13) (14)	2.5%

* Denotes ownership of less than 1% of the outstanding common shares.

(1)
Except as otherwise indicated by footnote, each named beneficial owner has sole voting power and sole dispositive power over the listed common shares or shares voting power and/or dispositive power with his or her spouse.
(2)
The “Percent of Outstanding Common Shares” is calculated by dividing (a) the aggregate amount of common shares beneficially owned by each reporting person, as reported by such person and disclosed in the table above by (b) the sum of (i) 48,926,784 common shares outstanding on the Record Date, and (ii) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of Currently Exercisable Options.
(3)
Includes for each of Ms. Anderson, Mr. Blom, Mr. Davis, Mr. Heller, Mr. Horton, Mr. McConnell, Mr. Standridge, Mr. Vickers and Mr. Winland 2,815 shares of restricted stock; for Mr. Blystone and Mr. Endres 4,035 shares of restricted stock; for Mr. Chiappone 2,110 shares of restricted stock; and for Mr. Southern 705 shares of restricted stock; which will vest on September 22, 2026. For further information concerning the terms of the restricted stock granted to non-employee directors, see footnote (14) below.
(4)
Includes 436 common shares held by Ms. Anderson’s spouse, who has sole voting power and sole dispositive power as to the 436 common shares. Beneficial ownership of these 436 common shares is disclaimed by Ms. Anderson. Also includes 2,842 common shares held in two separate trusts for Ms. Anderson’s two adult children, for which Ms. Anderson’s spouse serves as trustee. Beneficial ownership of these 2,842 common shares is disclaimed by Ms. Anderson. Includes 12,629 theoretical common shares credited to the bookkeeping account of Ms. Anderson in connection with the 2005 Directors NQ Plan, as is discussed in the “Compensation of Directors” section of this Proxy Statement. Ms. Anderson has a pecuniary interest in the theoretical common shares but may not vote or dispose of the theoretical common shares until the common shares are distributed to her on a one-for-one basis in accordance with the terms of the plan.
(5)
The individual is an NEO listed in the SCT.
(6)
Includes 2,901 common shares subject to Currently Exercisable Options. Also includes 10,490 shares of restricted stock which will vest over time based on continued employment with us. See footnote (14) below for more information on the restricted stock.
(7)
Includes 10,902 common shares subject to Currently Exercisable Options. Also includes 10,690 shares of restricted stock which will vest over time based on continued employment with us. See footnote (14) below for more information on the restricted stock.
(8)
Includes 91,489 common shares held by Mr. Endres as trustee for a living trust. Includes 141,682 theoretical common shares credited to the bookkeeping account of Mr. Endres in connection with the 2005 Directors NQ Plan, as is discussed in the “Compensation of Directors” section of this Proxy Statement. Mr. Endres has a pecuniary interest in the theoretical common shares but may not vote or dispose of the theoretical common shares until the common shares are distributed to him on a one-for-one basis in accordance with the terms of the plan.
(9)
Includes 35,584 common shares subject to Currently Exercisable Options. Also includes 3,683 common shares held indirectly in Mr. Hayek’s personal retirement accounts with third party brokers. Also includes 91,870 shares of restricted stock which will vest over time based on continued employment with us. See footnote (14) below for more information on the restricted stock. Includes 6,203 theoretical common shares credited to the bookkeeping account of Mr. Hayek in connection with the 2005 NQ Plan, as is discussed in the “Non-Qualified Deferred Compensation” section of this Proxy Statement. Mr. Hayek has a pecuniary interest in the theoretical common shares but may not vote or dispose of the theoretical common shares until the common shares are distributed to him on a one-for-one basis in accordance with the terms of the plan.
(10)
Includes 10,447 common shares subject to Currently Exercisable Options. Also includes 16,730 shares of restricted stock which will vest over time based on continued employment with us. See footnote (14) below for more information on the restricted stock.
(11)
Includes 259 common shares held by John H. McConnell II's spouse, who has sole voting power and sole dispositive power as to the 259 common shares. Beneficial ownership of these 259 common shares is disclaimed by Mr. McConnell.
(12)
Includes 666 common shares subject to Currently Exercisable Options. Also includes 13,890 shares of restricted stock which will vest over time based on continued employment with us. See footnote (14) below for more information on the restricted stock.

2026 Proxy Statement • Security Ownership of Certain Beneficial Owners and Management	11

(13)
The number of common shares shown as beneficially owned by our current directors and executive officers as a group includes 61,699 common shares subject to Currently Exercisable Options and 184,080 shares of restricted stock. See footnote (14) below for more information on the restricted stock. The number shown does not include any common shares issuable in connection with the performance shares awarded to NEOs and other executive officers, as to which the performance period has not ended, and the applicable vesting dates have not yet occurred. The number of common shares shown for all current directors and executive officers as a group includes the common shares beneficially owned by two executive officers not individually identified.
(14)
The restricted stock granted to our executive officers and non-employee directors are held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted stock may exercise any voting rights associated with the restricted stock during the restriction period. In addition, any dividends or distributions paid with respect to the common shares underlying the restricted stock will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted stock with respect to which they were paid. For further information regarding the restricted stock granted to our executive officers and non-employee directors, please see the tables and accompanying narrative discussion in the “Executive Compensation” and “Compensation of Directors — Equity Grants” sections of this Proxy Statement. Restricted stock held by executive officers not named in this table are not listed individually.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors and executive officers and beneficial owners of more than 10% of our outstanding common shares file reports with the SEC disclosing their initial beneficial ownership of common shares and subsequent changes in their beneficial ownership. Specific due dates for such reports have been established by the SEC and we are required to disclose in this Proxy Statement any late report or known failure to file a report required by Section 16(a) of the Exchange Act. To our knowledge, based solely on a review of the copies of the Forms 3, 4 and 5 filed electronically with the SEC and written representations that no Form 5 was required, we believe that during fiscal 2026, all Section 16(a) filing requirements applicable to our directors, executive officers and greater-than-10% beneficial owners of our outstanding common shares were complied with, with the exception of shareholder John P. McConnell, who did not timely file four Forms 4 to report four cashless stock option exercise and sale transactions occurring between May 7, 2024 and July 1, 2026, following his retirement as our director. Such transactions were reported on a Form 4 filed by Mr. McConnell on July 21, 2026.

12	2026 Proxy Statement • Security Ownership of Certain Beneficial Owners and Management

Corporate Governance

Corporate Governance Guidelines

Upon the recommendation of the Nominating and Governance Committee, in accordance with NYSE Rules, the Board has adopted the Corporate Governance Guidelines to promote the effective functioning of the Board and its committees and to reflect our commitment to high standards of corporate governance. The Board, with the assistance of the Nominating and Governance Committee, periodically reviews the Corporate Governance Guidelines to ensure they comply with all applicable requirements.

The Corporate Governance Guidelines are available on the “Governance” page of the “Investors” section of our website located at www.worthingtonenterprises.com.

Code of Conduct

In accordance with NYSE Rules and SEC Rules, the Board adopted the Code of Conduct to serve as the ethical and legal standards for our directors, officers and employees. The Code of Conduct reinforces our commitment to adhere to high standards of business ethics. The Code of Conduct also establishes ethical principles by which our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions are expected to conduct themselves in carrying out their duties and responsibilities. The Code of Conduct is supported by reporting mechanisms, including our Open Door Policy and Code of Conduct & Ethics Line, and prohibits retaliation against individuals who report concerns in good faith. The Code of Conduct is available under “Governance Documents” on the "Governance" page of the “Investors” section of our website located at www.worthingtonenterprises.com, and we intend to post on such website page any amendments to or waivers from provisions of the Code of Conduct related to the elements listed under Item 406(b) of SEC Regulation S-K.

Insider Trading Policy

We have adopted the Insider Trading Policy to govern purchases, sales and other dispositions of our securities by our directors, officers and employees. The Insider Trading Policy is reasonably designed to promote compliance with insider trading law, rules and regulations as well as NYSE Rules. The Insider Trading Policy also provides that the Company will not engage in transactions in its securities while aware of material nonpublic information relating to the Company or its securities, except pursuant to a trading plan intended to comply with SEC Rule 10b5-1 that is entered into and maintained in compliance with the Insider Trading Policy and applicable law.

Director Independence

Pursuant to the Corporate Governance Guidelines, a director is determined to be independent if he or she is independent of management and has no material relationship with us or our subsidiaries, either directly or indirectly as a partner, shareholder or officer (or similar position) of an entity that has such a relationship with us or our subsidiaries, as affirmatively determined by the Board. The Board observes all additional criteria for independence required under NYSE Rules, SEC Rules or other applicable laws and regulations.

The Board has been advised of the nature and extent of any direct or indirect personal and business relationships between us and each director and director nominee or any entities for which any director or director nominee is a partner, officer, employee or shareholder. The Board has reviewed, considered and discussed such relationships, and the compensation which each director or director nominee has received, directly or indirectly, from us, in order to determine whether each director and director nominee meets the independence requirements of the Corporate Governance Guidelines, the NYSE Rules and the SEC Rules. The Board has affirmatively determined that (a) none of Kerrii Anderson, David Blom, Mark Davis, Michael Endres, Paul Heller, Ozey Horton, Jr., Bradley Southern, Brantley Standridge, Billy Vickers or Virgil Winland (each, an “Independent Director” and collectively, the “Independent Directors”) has any relationship with us, either directly or indirectly, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship, which: (i) interfered, interferes, or may interfere, with his or her independence from management and us or the exercise of his or her independent judgment, (ii) would be inconsistent with a determination of independence under NYSE

2026 Proxy Statement • Corporate Governance	13

Rules and SEC Rules, or (iii) would impair his or her independence under the Corporate Governance Guidelines; and (b) each of the Independent Directors qualifies as independent under the Corporate Governance Guidelines. As required by NYSE Rules, the Independent Directors represent a majority of our directors. John Blystone does not qualify as independent under NYSE Rules, SEC Rules or the Corporate Governance Guidelines because he was an officer of the Company within the last three years. John H. McConnell II does not qualify as independent under NYSE Rules, SEC Rules or the Corporate Governance Guidelines because he was an employee of the Company within the last three years. Charles Chiappone does not qualify as independent under NYSE Rules, SEC Rules or the Corporate Governance Guidelines because of the relevant relationships described below in the “Transactions With Certain Related Persons” section of this Proxy Statement. Joseph B. Hayek does not qualify as independent under NYSE Rules, SEC Rules or the Corporate Governance Guidelines because he is an employee of the Company.

Barring any unusual circumstances, the Board has determined that a director’s independence would not be impaired if: (a) the director is an executive officer or an employee (or his or her immediate family member is an executive officer or an employee) of a company that makes payments to, or receives payments from, us for property or services performed in the ordinary course of business in an amount which, in any single fiscal year, does not exceed the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues; (b) we make contributions to a scholastic or charitable tax-exempt organization for which the director (or his or her immediate family member) serves as either a member of the board of directors (or similar governing body) or an officer if the contributions, in any single fiscal year, do not exceed the greater of $500,000 or 1% of the total contributions received by that tax-exempt organization during such fiscal year; or (c) we use facilities (dining facilities, clubs, etc.) in which the director is a greater than 5% owner if charges to us are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities, as long as the charges do not reach other thresholds under NYSE Rules which would disqualify a director from being independent.

The Board specifically considered a number of circumstances in the course of reaching the conclusion that the Independent Directors qualify as independent under the Corporate Governance Guidelines as well as NYSE Rules and SEC Rules, including the relevant relationships described below in the “Transactions With Certain Related Persons” section of this Proxy Statement.

Nominating Procedures

The Board’s Nominating and Governance Committee has responsibility for providing oversight on a broad range of issues surrounding the composition and operation of the Board, including identifying candidates qualified to become directors and recommending director nominees to the Board.

When considering candidates for the Board, the Nominating and Governance Committee evaluates the entirety of each candidate’s credentials but does not have specific eligibility requirements or minimum qualifications which must be met by a Nominating and Governance Committee-recommended nominee and has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Governance Committee considers those factors it deems appropriate, including, but not limited to, independence, judgment, skill, diversity, strength of character, ethics and integrity, experience with businesses or organizations of comparable size or scope, experience as an executive of or adviser to public and private companies, experience and skill relative to other Board members, specialized knowledge or expertise, and the desirability of the candidate’s membership on the Board and any committees of the Board. Depending on the current needs of the Board, the Nominating and Governance Committee may weigh certain factors more or less heavily. The Nominating and Governance Committee does, however, believe that all members of the Board should have strong character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with his or her performance as a director.

While the Board and the Nominating and Governance Committee do not have specific eligibility requirements and do not, as a matter of course, weigh any of the factors they deem appropriate more heavily than others, both the Board and the Nominating and Governance Committee believe that, as a group, the directors should have diverse backgrounds and qualifications. We believe that the members of the Board, as a group, have such backgrounds and qualifications.

The Nominating and Governance Committee considers candidates for the Board from any reasonable source, including shareholder recommendations, but does not evaluate candidates differently based on the source of the recommendation. The process for seeking and vetting additional director candidates is ongoing and is not dependent upon the existence of a vacancy on the Board. Accordingly, the Board believes that this ongoing identification of qualified candidates functions as an appropriate director succession plan. Pursuant to its charter, the Nominating and Governance Committee has the authority to retain consultants and search firms to assist with the process of identifying and evaluating director candidates and to

14	2026 Proxy Statement • Corporate Governance

approve the fees and other retention terms for any such consultant or search firm. The Nominating and Governance Committee has never used a consultant or search firm for such purpose, and, accordingly, we have paid no such fees, and all director nominees in this Proxy Statement were recommended by a non-employee director or our Chairman of the Board.

Shareholders may recommend director candidates for consideration by the Nominating and Governance Committee by sending the recommendation to the Chair of the Nominating and Governance Committee, in care of our Secretary, to our executive offices at 200 West Old Wilson Bridge Road, Columbus, Ohio 43085. The recommendation must include the candidate’s name, age, business address, residence address and principal occupation. The recommendation must also describe the qualifications, attributes, skills or other qualities possessed by the recommended director candidate. A written statement from the candidate consenting to serve as a director, if elected, and a commitment by the candidate to meet personally with Nominating and Governance Committee members must accompany any such recommendation.

The Board, taking into account the recommendations of the Nominating and Governance Committee, selects nominees for election as directors at each annual meeting of shareholders. In addition, shareholders wishing to nominate directors may do so, provided they comply with the nomination procedures set forth in our Code of Regulations and SEC Rules. In order to nominate an individual for election as a director at a meeting, a shareholder must give written notice of the shareholder’s intention to make such nomination. The notice must be sent to our Secretary, and either delivered to, or mailed to and received at, our principal executive offices at 200 West Old Wilson Bridge Road, Columbus, Ohio 43085 not less than 14 days or more than 50 days prior to any meeting called for the election of directors. However, if notice or public disclosure of the date of the meeting is given or made less than 21 days prior to the meeting, the shareholder notice must be received by our Secretary not later than the close of business on the seventh day following the day on which notice of the date of the meeting was mailed or publicly disclosed. Our Secretary will deliver any shareholder notice received in a timely manner to the Nominating and Governance Committee for review. Each shareholder notice must include the following information as to each individual the shareholder proposes to nominate for election or re-election as a director: (a) the name, age, business address and, if known, residence address of the proposed nominee; (b) the principal occupation or employment of the proposed nominee; (c) the number of common shares beneficially owned by the proposed nominee; and (d) any other information relating to the proposed nominee that is required to be disclosed concerning nominees in proxy solicitations under SEC Rules, including the individual’s written consent to be named in the proxy statement as a nominee and to serve as a director, if elected. The nominating shareholder must also provide (i) the name and address of the nominating shareholder and (ii) the number of common shares beneficially owned by the nominating shareholder. No individual may be elected as a director unless he or she has been nominated by a shareholder in the manner described above or by the Board or the Nominating and Governance Committee.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is currently comprised of Michael Endres (Chair), Kerrii Anderson, Paul Heller, Ozey Horton, Jr. and Brantley Standridge. No member of the Compensation Committee is a present or past employee or officer of ours or has, during fiscal 2026 and through the date of this Proxy Statement, had a material interest in any related person transaction, as defined in Item 404 of SEC Regulation S-K. During fiscal 2026 and through the date of this Proxy Statement, none of our executive officers has served on the board of directors or compensation committee (or other committee performing equivalent functions) of any other entity, whose executive officers served on the Board or the Compensation Committee.

Communications with the Board

The Board believes it is important for shareholders and other interested persons to have a process by which to send communications to the Board and its individual members, including the Lead Independent Director. Accordingly, shareholders and other interested persons who wish to communicate with the Board, the non-employee directors as a group, the Independent Directors, as a group, the Lead Independent Director or any other individual director may do so by addressing such correspondence to the name(s) of the specific director(s), to the “Non-Employee Directors” as a whole, to the “Independent Directors” as a whole or to the “Board of Directors” as a whole, and sending it in care of our Secretary, to our executive offices at 200 West Old Wilson Bridge Road, Columbus, Ohio 43085. The mailing envelope must contain a clear notation indicating that the enclosed correspondence is a “Shareholder/Interested Person – Non-Employee Director Communication”, “Shareholder/Interested Person – Independent Director Communication”, “Shareholder/Interested Person – Board Communication”, “Shareholder/Interested Person – Lead Independent Director Communication”, or “Shareholder/Interested Person – Director Communication”, as appropriate. All such correspondence must identify the author as a shareholder or other interested person (identifying such interest) and clearly indicate whether the communication is directed to all members of the Board, to the non-employee directors as a whole, to the “Independent Directors” as a whole or to a certain specified individual director(s). Copies of all such correspondence will be circulated to the appropriate director(s). Correspondence marked on the exterior as “personal and confidential” will be delivered to the

2026 Proxy Statement • Corporate Governance	15

identified recipient(s) without opening. There is no screening process in respect of communications from shareholders or other interested persons. The process for forwarding communications to the appropriate Board member(s) has been approved by the Independent Directors.

Questions, complaints and concerns may also be submitted to our directors through the Worthington Enterprises, Inc. Code of Conduct & Ethics Line website at www.worthington.ethicspoint.com or by calling 877-263-9893 inside the U.S. and Canada.

Corporate Citizenship and Sustainability Highlights

In addition to our commitment to high ethical standards and sound corporate governance practices, which are summarized in the “Commitment to Shareholders and Governance” section in this Proxy Statement, we are dedicated to responsible corporate citizenship and sustainability. Although our approach is ever evolving, our primary motivation remains balancing people, planet and prosperity to meet the needs of today without compromising tomorrow. We organize our efforts through the four pillars of people, products, partners, and process and planet, and consistently rely on the guidance of our corporate philosophy rooted in the Golden Rule.

In line with our people-first philosophy, our employees have always been, and will always be, our most important asset. As such, we are continually focused on creating and maintaining a strong corporate culture. Our culture empowers employees to innovate, thrive and grow with opportunities for personal and professional development, as well as community engagement, all of which we believe contribute to our overall success. We have repeatedly been recognized as a top place to work and we offer our employees competitive pay and above-market benefits, as compared to others in our industry, all while focusing on safety, wellness, and promoting an inclusive culture. We are also committed to respecting and promoting human rights across our operations and supply chain, as reflected in our Human Rights Policy.

Our corporate philosophy guides and encourages us to practice good citizenship that is reflected in our employees’ efforts in our communities. Through financial contributions to non-profit organizations and employee volunteering, we are working to improve the quality of life in the communities where we operate and do business.

We have always made protecting our people and the environment a top priority. We have demonstrated our commitment to environmentally responsible operations by conforming to international standards for environmental management and reducing our impact on the environment in multiple areas of our global business. Two of our facilities hold ISO 14001 certifications, a highly recognized global standard for an effective Environmental Management System and our remaining facilities are managed to similar standards. In addition, we have sought continuous improvement in our health and safety programs, which follow ISO 45001 standards, the most recognized global standard for occupational health and safety management systems developed by the International Organization for Standardization, and regularly have an industry-leading safety record.

For more details on our corporate citizenship, sustainability efforts and governance, please see our annual Corporate Citizenship and Sustainability Report available on our website at https://www.worthingtonenterprises.com/our-impact.

Meetings of the Board

The Board held four regularly scheduled meetings during fiscal 2026. During fiscal 2026, each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings held by the Board during the period such director served, and (b) the total number of meetings held by all committees of the Board on which such director served during the period such director served.

The Board and our management are committed to effective corporate governance practices. The Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates, as appropriate, the Corporate Governance Guidelines and the charters of the committees of the Board in response to corporate governance developments, including changes in NYSE Rules and SEC Rules, and recommendations by directors in connection with Board and Board committee evaluations. In accordance with the Corporate Governance Guidelines and NYSE Rules, our non-employee directors meet (without management present) in executive session at such times as the non-employee directors deem necessary or appropriate. Additionally, all directors determined by the Board as meeting the independence requirements of the Corporate Governance Guidelines, the NYSE Rules and the SEC Rules meet in executive session (without management or non-independent directors) at least once annually. These executive sessions are typically held in conjunction with regularly scheduled Board meetings and are led by the Lead Independent Director, and appropriate feedback from these sessions is given to the CEO and the Chairman of the Board. The Independent Directors met in executive session after each of the four regularly scheduled Board meetings held in fiscal 2026.

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Board Member Attendance at Annual Meetings of the Shareholders

We do not have a formal policy with respect to attendance by our directors at the annual meetings of the shareholders. Four of the 12 then-incumbent directors attended the 2025 Annual Meeting: Ms. Anderson, Mr. Blystone, Mr. Endres and Mr. Vickers.

Board Leadership Structure

The Board is currently comprised of 14 directors (10 of whom are Independent Directors), including Joseph B. Hayek, our CEO. The Board is led by John Blystone, our Chairman of the Board, and Michael Endres, our Lead Independent Director.

The Board has four standing committees: Audit, Compensation, Nominating and Governance, and Executive. Each of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is chaired by a separate Independent Director and is comprised solely of Independent Directors. Detailed information on each Board committee is contained in the “Corporate Governance — Committees of the Board” section of this Proxy Statement.

We do not have a fixed policy regarding whether the offices of Chairman of the Board and CEO should be held by the same person or different people. The Board believes having Mr. Blystone in the role of Chairman of the Board and Mr. Hayek as the CEO, while maintaining a Lead Independent Director, is an effective management structure, and that the structure promotes the development and execution of our business strategy and facilitates effective oversight by the Board, which are essential to effective governance. The Board believes that its current leadership structure supports the risk oversight function of the Board. Having the roles of CEO and Chairman of the Board filled by separate individuals allows the CEO to lead senior management in its supervision of the Company’s day-to-day business operations, including the identification, assessment and mitigation of material risks, and allows the Chairman of the Board to lead the Board in its oversight of the Company’s risk assessment and risk management activities. The Board believes that its strong governance practices, including its supermajority of independent directors, the separation of the Chairman of the Board and CEO roles, and the clearly-defined Lead Independent Director responsibilities, provide an appropriate balance among strategy development, operational execution and independent oversight of the Company.

The Board periodically reviews our leadership structure and retains authority to modify the structure, as and when appropriate, to address our then current circumstances.

Lead Independent Director

A copy of our Lead Independent Director Charter is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonenterprises.com. In addition to the other duties more fully described in our Lead Independent Director Charter, the Lead Independent Director is responsible for:

•
advising the Chairman of the Board and the CEO regarding the information, agenda and meeting schedules for the Board and Board committees, and as to the quality, quantity and timeliness of the information submitted to the Board by our management that is necessary or appropriate for the non-employee directors to effectively and responsibly perform their duties;
•
recommending to the Chairman of the Board and the CEO the retention of advisers and consultants who report directly to the Board;
•
assisting the Board, the Nominating and Governance Committee and our officers in ensuring compliance with and implementation of the Corporate Governance Guidelines;
•
calling meetings of the non-employee and independent directors, developing the agenda for and serving as chairman of the executive sessions, and serving as principal liaison between the non-employee and independent directors and the Chairman of the Board and the CEO;
•
working with the Nominating and Governance Committee, the Chairman of the Board and the CEO to recommend the membership of the various Board committees, as well as the selection of Board committee chairs;
•
serving as chair of meetings of the Board when the Chairman of the Board is not present;

2026 Proxy Statement • Corporate Governance	17

•
being available for consultation and direct communications with our shareholders, if requested and appropriate; and
•
performing such other duties as the Board may determine.

Committees of the Board

The Board has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The charter for each committee has been reviewed and approved by the Board and is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonenterprises.com.

	Audit	Compensation	Nominating and Governance	Executive
Kerrii B. Anderson*
David P. Blom*
John B. Blystone
Charles M. Chiappone
Mark C. Davis*
Michael J. Endres*
Joseph B. Hayek
Paul G. Heller*
Ozey K. Horton, Jr.*
John H. McConnell II
W. Bradley Southern*
Brantley J. Standridge*
Billy R. Vickers*
Virgil L. Winland*

*Independent Director

Chairperson Member Audit Committee Financial Expert

Audit Committee

The Board has determined that each member of the Audit Committee qualifies as an independent director under the Corporate Governance Guidelines, NYSE Rules and SEC Rule 10A-3. The Board believes each member of the Audit Committee is qualified to discharge his or her duties on our behalf and satisfies the financial literacy requirement of the NYSE Rules. The Board has also determined that each of Ms. Anderson and Mr. Davis qualifies as an “audit committee financial expert”, as that term is defined in Item 407(d)(5) of SEC Regulation S-K, by virtue of his or her respective experience, including as described in Proposal 1 (Election of Directors) of this Proxy Statement. No member of the Audit Committee serves on the audit committee of more than two other public companies.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is organized and conducts its business pursuant to a written charter. The primary responsibility of the Audit Committee is to assist the Board in the oversight of the financial and accounting functions, controls, reporting processes and audits. Specifically, the Audit Committee appoints and evaluates our independent registered public accounting firm and approves the audit engagement, including fees and terms, and non-audit engagements, if any, of such firm. The Audit Committee, on behalf of the Board, reviews, monitors and evaluates: (a) the integrity and quality of our consolidated financial statements and the related disclosures; (b) our compliance with legal and regulatory requirements, including the financial reporting process; (c) our systems of disclosure controls and procedures and internal control over financial reporting and our accounting and financial controls; (d) the performance, qualifications and independence of our independent registered public accounting firm, including the performance and rotation of the lead and concurring partners of that firm; (e) the performance of our internal audit function; (f) the annual independent audit of our consolidated financial statements; (g) financial, reporting and

18	2026 Proxy Statement • Corporate Governance

compliance risk management; and (h) our overall enterprise risk management program including risks related to privacy, information security, cybersecurity, artificial intelligence, business conduct, health and safety, compliance, environmental and social matters. The Audit Committee also prepares the report that the SEC Rules require be included in our annual proxy statement.

Additional duties and responsibilities set forth in the Audit Committee’s charter include:

•
reviewing, with our financial management, internal auditors and independent registered public accounting firm, our accounting procedures and policies and audit plans, including staffing, professional services to be provided, audit procedures to be used, and fees to be charged by our independent registered public accounting firm and reviewing the activities of and the results of audits conducted by our internal auditors and our independent registered public accounting firm;
•
reviewing, with our independent registered public accounting firm, the audit report of our independent registered public accounting firm on the effectiveness of our internal control over financial reporting filed with our Annual Report on Form 10‑K;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
•
setting and maintaining hiring policies for employees or former employees of our independent registered public accounting firm;
•
receiving reports concerning any non-compliance with the Code of Conduct by our officers or directors and approving, if appropriate, any waivers therefrom;
•
administering our RPT Policy and approving, if appropriate, any “related person” transactions with respect to our directors or executive officers;
•
reviewing with management, our major financial risk exposures and the steps being taken to monitor and control them as well as our guidelines and policies with respect to risk assessment and risk management and overall antifraud programs and controls;
•
directing and supervising any special investigations into matters which may come within the scope of the Audit Committee’s duties; and
•
other matters required by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the SEC, the NYSE and other similar bodies or agencies which could have an effect on our consolidated financial statements.

Pursuant to its charter, the Audit Committee has the authority to engage and terminate such legal counsel and other consultants and advisors as it deems appropriate to carry out its functions, including the sole authority to approve the fees and other terms of retention of such legal counsel and other consultants and advisors.

At least annually, the Audit Committee evaluates its performance, reviewing and assessing the adequacy of its charter and recommending any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

The Audit Committee met four times during fiscal 2026. The Audit Committee’s report relating to fiscal 2026 is in the “Audit Committee Matters” section in this Proxy Statement.

Compensation Committee

The Board has determined that each member of the Compensation Committee qualifies as an independent director under NYSE Rules. The Board has also determined that each member of the Compensation Committee satisfies the additional independence standards for members of a compensation committee under NYSE Rules. All members of the Compensation Committee also qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

2026 Proxy Statement • Corporate Governance	19

The Compensation Committee’s charter sets forth the duties and responsibilities of the Compensation Committee, which include:

•
discharging the Board’s responsibilities relating to compensation of our CEO and executive officers, including reviewing and approving the compensation philosophy, strategies, policies, objectives and guidelines for our executive officers;
•
reviewing and approving, if it has been deemed appropriate, our peer group companies and data sources for purposes of evaluating our compensation competitiveness and establishing the appropriate competitive positioning of the levels and mix of compensation elements;
•
reviewing and approving corporate goals and objectives, including performance goals, relevant to CEO and executive officer compensation and evaluating the performance of the CEO and executive officers in light of the approved corporate goals and objectives;
•
reviewing and approving the metrics used for determining payouts under cash-based and equity-based incentive programs;
•
setting the compensation of the CEO and other executive officers, including the amount and types of compensation;
•
preparing, producing, reviewing and/or discussing with management, as appropriate, such reports and other information required by applicable laws, rules, regulations or other standards with respect to executive and director compensation, including those required for inclusion in our proxy statement and/or Annual Report on Form 10-K;
•
providing recommendations to the Board on Company-sponsored compensation-related proposals to be considered at our annual shareholder meetings, including the advisory vote on the compensation of our named executive officers and the frequency of that advisory vote, and reviewing and considering the results of such votes;
•
reviewing, and advising the Board with respect to, Board compensation;
•
administering our equity-based incentive compensation plans, other executive incentive compensation programs, and any other plans and programs which the Board designates;
•
reviewing and discussing with management, our compensation risk management disclosures required by SEC Rules relating thereto;
•
reviewing and making recommendations to the Board regarding the creation or revision of any clawback or similar policy allowing us to recover erroneously awarded incentive-based compensation paid to executive officers;
•
in consultation with the Nominating and Governance Committee, reviewing, evaluating and making recommendations to the Board concerning shareholder proposals relating to executive and/or director compensation issues and our responses thereto;
•
reviewing and discussing with management, our human capital management activities, including matters relating to talent management and development, talent attraction and retention, employee engagement, equity and inclusion; and
•
carrying out such other roles and responsibilities as the Board may designate or delegate to the Compensation Committee.

The Compensation Committee’s processes and procedures to determine executive compensation, including the use of compensation consultants and the role of executive officers in the executive compensation decision-making process, are described in the “Executive Compensation — Compensation Discussion and Analysis — Role of the Compensation Committee” and “Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Philosophy and Objectives” sections of this Proxy Statement.

Pursuant to its charter, the Compensation Committee has sole authority to retain and terminate any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Compensation Committee in the performance of its duties, including the sole authority to approve the fees and other terms and conditions of retention. Prior to any such retention, the Compensation Committee assesses any factors relevant to such consultant’s, legal

20	2026 Proxy Statement • Corporate Governance

counsel’s or advisor’s independence from management, including the factors specified in the NYSE Rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor.

The Compensation Committee periodically reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Compensation Committee evaluates its performance at least annually.

The Compensation Committee met two times during fiscal 2026. The Compensation Discussion and Analysis regarding compensation for the NEOs and the Compensation Committee Report are located in the “Executive Compensation” section in this Proxy Statement.

Nominating and Governance Committee

The Board has determined that each member of the Nominating and Governance Committee qualifies as an independent director under NYSE Rules.

Under the terms of its charter, the Nominating and Governance Committee is to:

•
develop and periodically review principles of corporate governance, embody such principles in the Corporate Governance Guidelines and recommend the Corporate Governance Guidelines to the Board for its approval;
•
review our Amended Articles of Incorporation, our Code of Regulations and the Corporate Governance Guidelines and recommend to the Board any changes deemed appropriate;
•
review the procedures and communication plans for our shareholder meetings and ensure that required information regarding the Company is adequately presented;
•
review and make recommendations to the Board regarding (a) the composition and size of the Board in order to ensure that the Board has the proper expertise and its membership consists of persons with sufficiently diverse qualifications, attributes and skills, (b) the criteria for the selection of Board members and Board committee members, and (c) Board policies on age and term limits for Board members;
•
plan for continuity on the Board as existing Board members leave the Board;
•
with the participation of the Chairman of the Board, identify and recruit candidates for Board membership, evaluate Board candidates recommended by shareholders and arrange for appropriate interviews and inquiries into the qualifications of the candidates;
•
identify and recommend individuals to be nominated for election as directors by the shareholders and to fill vacancies on the Board;
•
with the Compensation Committee, provide for a review of succession plans for the Chairman of the Board in the case of resignation, retirement or death;
•
evaluate the performance of current Board members proposed for re-election, and recommend to the Board whether such members of the Board should stand for re-election;
•
oversee an annual evaluation of the Board as a whole; conduct an annual evaluation of the Nominating and Governance Committee; oversee the evaluation of the other Board committees and provide guidance with respect to the evaluation of management;
•
with the Chairman of the Board and the CEO, periodically review the charter and composition of each Board committee and make recommendations to the Board as to changes in charters and the creation of additional committees;
•
with the Chairman of the Board and the CEO, recommend to the Board individuals to be chairs and members of Board committees, so that each Board committee is comprised of members with the appropriate experience, qualifications, skills and attributes for the tasks of the committee; and
•
in coordination with other committees of the Board, oversee our corporate social responsibility programs and goals, and our progress toward achieving those goals.

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To the extent not otherwise delegated to the Audit Committee, the Nominating and Governance Committee is also to:

•
review the relationships between us and each director, whether direct or as a partner, officer (or holder of a similar position) or equity owner of an organization that has a relationship with us, for conflicts of interest (all members of the Board are required to report any such relationships to our General Counsel);
•
address actual and potential conflicts of interest a Board member may have and issue to the Board member having an actual or potential conflict of interest instructions on how to conduct himself/herself in matters before the Board which may pertain to such an actual or potential conflict of interest; and
•
make appropriate recommendations to the Board concerning determinations necessary to find a director to be an independent director.

The Nominating and Governance Committee periodically reviews and assesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Nominating and Governance Committee evaluates its performance at least annually.

The Nominating and Governance Committee met four times during fiscal 2026.

Executive Committee

The Executive Committee acts in place of, and on behalf of, the Board in the intervals between meetings of the Board. The Executive Committee has all of the authority of the Board, other than the authority (a) to fill vacancies on the Board or on any committee of the Board, (b) to amend our Code of Regulations, (c) that has been delegated by the Board exclusively to other committees of the Board, and (d) that NYSE Rules, applicable law or our governing documents do not permit to be delegated to a committee of the Board. The Chairman of the Board serves on the Executive Committee and, unless otherwise designated by the Board, serves as its chairperson.

Board’s Role in Risk Oversight

Our management is principally responsible for defining, identifying and assessing the various risks we face, formulating enterprise risk management policies and procedures and managing our risk exposures on a day-to-day basis. A risk committee, comprised of senior executives, directs this process. Management provides an annual risk assessment to the Board, with quarterly updates. The Board’s responsibility is to oversee our risk management processes by understanding and evaluating management’s identification, assessment and management of our critical risks.

The Board as a whole has responsibility for this risk oversight, assisted by the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Areas of focus include strategic, operational, liquidity, market, financial, reporting, succession, compensation, compliance, privacy, information security, cybersecurity, business conduct, health and safety, environmental, social, governance and other risks. The Audit Committee has primary responsibility for overseeing cybersecurity matters, receiving quarterly updates from the chief information officer and the chief information security officer on the performance and enhancements of the cybersecurity program. Additionally, the Audit Committee is tasked with oversight of financial, reporting and compliance risk management, along with our overall enterprise risk management program (including risks related to privacy, information security, cybersecurity, artificial intelligence, business conduct, health and safety, compliance, environmental and social matters). The Compensation Committee is tasked with oversight of compensation risk management. The Nominating and Governance Committee manages risks associated with corporate governance, Board composition, and the performance of the Board, its committees and directors. The Board as a whole oversees all other risk management.

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Transactions With Certain Related Persons

Review, Approval or Ratification of Transactions with Related Persons

As described in the Code of Conduct, conflicts of interest can arise when an employee’s or a director’s personal or family relationships, financial affairs, an outside business involvement or any other private interest may adversely influence the judgment or loyalty required for performance of his or her duties to us. In cases where there is an actual or even the appearance of a conflict of interest, the individual involved is required to notify his or her manager, our human resources department, our legal department or our Ethics Officer. The manager will then consult with our human resources department, legal department or Ethics Officer, as appropriate. The Code of Conduct provides that any action or transaction in which the personal interest of an executive officer or a director, or a member of an executive officer’s or director’s immediate family, may be in conflict with our interest is to be reported to the Audit Committee. The Audit Committee must investigate and, if it is determined that such action or transaction would constitute a violation of the Code of Conduct, the Audit Committee is authorized to take any action it deems appropriate.

The RPT Policy, which supplements the Code of Conduct provisions addressing conflicts of interest, addresses our policy with respect to related person transactions. The RPT Policy was adopted by the Board and is administered by the Audit Committee and our General Counsel. The RPT Policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we participate, directly or indirectly, and a related person has, had or will have a direct or indirect material interest. Under the RPT Policy, a “related person” is any person:

•
who is or was our executive officer, director or director nominee, or an immediate family member of any such individual; or
•
who is or was the beneficial owner of more than 5% of our outstanding common shares, or an immediate family member of any such individual.

All related person transactions are to be brought to the attention of management who will then refer each matter to our General Counsel and the Audit Committee. Each director, director nominee or executive officer must notify our General Counsel in writing of any interest that such individual or an immediate family member of such individual has, had or may have, in a related person transaction. In addition, any related person transaction proposed to be entered into by us must be reported to our General Counsel by the employee who has authority over the transaction. On an annual basis, our directors, director nominees and executive officers must complete a questionnaire designed to elicit information about existing and potential related person transactions. Any potential related person transaction that is raised will be analyzed by our General Counsel, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction, arrangement or relationship does, in fact, qualify as a related person transaction requiring review by the Audit Committee under the RPT Policy.

Under the RPT Policy, all related person transactions (other than those deemed to be pre-approved or ratified under the terms of the RPT Policy) will be referred to the Audit Committee for approval (or disapproval), ratification, revision or termination. Whenever practicable, a related person transaction is to be reviewed and approved or disapproved by the Audit Committee prior to the effectiveness or consummation of the transaction. If our General Counsel determines that advance consideration of a related person transaction is not practicable, the Audit Committee will review and, in its discretion, may ratify the transaction at the Audit Committee’s next meeting. However, our General Counsel may present a related person transaction arising between meetings of the Audit Committee to the Chair of the Audit Committee who may review and approve (or disapprove) the transaction, subject to ratification by the Audit Committee at its next meeting if appropriate. If we become aware of a related person transaction not previously approved under the RPT Policy, the Audit Committee will review the transaction, including the relevant facts and circumstances, at its next meeting and evaluate all options available to us, including ratification, revision, termination or rescission of the transaction, and take the course of action the Audit Committee deems appropriate under the circumstances.

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No director may participate in any approval or ratification of a related person transaction in which the director or an immediate family member of the director is involved. The Audit Committee may only approve or ratify those transactions the Audit Committee determines to be in our best interest. In making this determination, the Audit Committee will review and consider all relevant information available to it, including:

•
the terms (including the amount involved) of the transaction and the related person’s interest in the transaction and the amount of that interest;
•
the business reasons for the transaction and its potential benefits to us, and whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are fair to us and no less favorable to us than terms that could be reached with an unrelated third party;
•
the impact of the transaction on the related person’s independence; and
•
whether the transaction would present an improper conflict of interest for any of our directors, director nominees or executive officers, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of the related person’s interest in the transaction and the ongoing nature of any proposed relationship and any other factors the Audit Committee deems relevant.

Any related person transaction previously approved or ratified by the Audit Committee or otherwise already existing that is ongoing in nature is to be reviewed by the Audit Committee annually. Under the terms of the RPT Policy, the following related person transactions are deemed to be pre-approved or ratified (as appropriate) by the Audit Committee even if the aggregate amount involved would exceed $120,000:

•
interests arising solely from ownership of the common shares if all shareholders receive the same benefit on a pro rata basis (i.e., dividends);
•
compensation to an executive officer, as long as the executive officer is not an immediate family member of any of our executive officers or directors and the compensation has been approved by the Compensation Committee or is generally available to our employees;
•
compensation to a director for services as a director if the compensation is required to be reported in our proxy statements;
•
interests deriving solely from a related person’s position as a director of another entity that is a party to the transaction;
•
interests deriving solely from the related person’s direct or indirect ownership of less than 10% of the equity interest (other than a general partnership interest) in another person which is a party to the transaction; and
•
transactions involving competitive bids.

In addition, the Audit Committee will presume that the following transactions do not involve a material interest:

•
transactions in the ordinary course of business with an entity for which a related person serves as an executive officer, provided (i) the affected related person did not participate in our decision to enter into the transaction, and (ii) the aggregate amount involved in any related category of transactions in a 12-month period is not greater than the least of (a) $1,000,000, or (b) 2% of the other entity’s consolidated gross revenues for such other entity’s most recently completed fiscal year, or (c) 2% of our consolidated gross revenues for our most recently completed fiscal year;
•
donations, grants or membership payments to non-profit organizations, provided (a) the affected related person did not participate in our decision to make such payments, and (b) the aggregate amount in a 12-month period does not exceed the lesser of $500,000 or 1% of the non-profit organization’s consolidated gross revenues for its most recently completed fiscal year; and
•
our use of facilities (such as dining facilities and clubs) if the charges for such use are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities.

24	2026 Proxy Statement • Transactions with Certain Related Persons

Transactions with Related Persons

We are a party to certain agreements relating to the rental of aircraft to and from JMAC, which is owned by John P. McConnell and members of his family, and of which our director John H. McConnell II is its Chairman of the Board, and JMAC’s subsidiary, JMAC Air. John P. McConnell is our largest shareholder and the father of John H. McConnell II. Under agreements with JMAC and JMAC Air, we may lease aircraft owned by JMAC Air as needed for a rental fee per flight and JMAC may lease aircraft operated by us, on a per-flight basis, when we are not using the aircraft. We also make our pilots available to JMAC Air for a per-day charge. The rental fees paid to us under the per-flight rental agreements are set based on FAA regulations. We believe the rental fees set in accordance with such FAA regulations for fiscal 2026 exceeded the direct operating costs of the aircraft for such flights. Also, based on quotes from unrelated third parties for similar services, we believe that the rental rates paid to JMAC Air are no less favorable to us than those that could be obtained from unrelated third parties. For fiscal 2026, we had no rental payments due under the JMAC Air lease agreement and received $804,856 from JMAC for airplane rental and pilot services.

During fiscal 2026, we, directly or indirectly through business expense reimbursement, paid approximately $306,388 to the Club, a private golf club owned by the McConnell family. We use the Club’s facilities for corporate functions and meetings, and for meetings and entertainment for our customers, suppliers and other business associates. Amounts charged to us by the Club are no less favorable to us than those that are charged to unrelated members of the Club for the same type of use.

During fiscal 2026, we, directly or indirectly through business expense reimbursement, paid approximately $371,217 to the Columbus Blue Jackets, a National Hockey League team of which John P. McConnell is the majority owner, for suite expenses, game tickets and special event tickets, often used in connection with meetings and entertainment for customers, suppliers and other business associates, at prices no less favorable to us than those charged to unrelated third parties. We have also contributed suite use and tickets for charitable purposes.

For fiscal 2026, as a non-employee director, John H. McConnell II received, consistent with our standard non-employee director compensation program, a cash retainer fee of $95,000 and an equity award valued at $148,604. We and John H. McConnell II have entered into our standard indemnification agreement for directors.

As previously reported in connection with the consummation of the Separation, we entered into several agreements with WS on November 30, 2023 that, among other things, provide a framework for our relationship with WS after the Separation, including a Separation and Distribution Agreement, a Transition Services Agreement, a Tax Matters Agreement, an Employee Matters Agreement, a Trademark License Agreement, a WBS License Agreement and a Steel Supply and Services Agreement. Given that John P. McConnell is the largest shareholder of WS, John H. McConnell II, Charles M. Chiappone and Mark C. Davis are directors of WS, and John B. Blystone is the Executive Chairman of WS, we have opted to treat WS as a related party and have evaluated our transactions with WS accordingly.

During fiscal 2026, a machine shop owned by Mr. Chiappone provided services to us, for which we paid approximately $184,000. The rates charged to us for such services were no less favorable than those that could be obtained from unrelated third parties. The machine shop no longer provides services to us.

The Separation and Distribution Agreement sets forth our agreements with WS regarding the principal actions taken in connection with the Separation, and primarily identifies assets transferred, liabilities assumed and contracts allocated to each of WS and us as part of the Separation. As is customary in such agreements, pursuant to the Separation and Distribution Agreement, we agreed to reimburse WS to the extent that WS incurred an expense for our benefit, and WS agreed to reimburse us to the extent that we incurred an expense for the benefit of WS. Such reimbursements were generally related to the parties’ consummation of the Separation and the associated transition of employees, utilities and other assets from one party to the other. All such reimbursements occurred at the actual amount of the expense incurred without any additional amount added. During fiscal 2026, we paid WS approximately $1,501,130 as reimbursement for expenses incurred by WS for our benefit, and WS paid us approximately $1,215,237 as reimbursement for expenses incurred by us for the benefit of WS.

2026 Proxy Statement • Transactions with Certain Related Persons	25

Pursuant to the Transition Services Agreement, WS and we will provide each other various services on a transitional basis. The transition services include various services and functions, many of which use a shared technology platform, including human resources, payroll and certain information technology services. The charges for the transition services are generally expected to allow the providing company to fully recover all internal and external costs and expenses it actually incurs in connection with providing the service (including a reasonable allocation of overhead) and are based on pass-through billing, percent of use billing or fixed fee monthly billing. For fiscal 2026, we received $506,321 from WS for services we provided under the Transition Services Agreement.

Pursuant to the Steel Supply and Services Agreement, WS manufactures and supplies us with certain flat rolled steel products ordered by us from time to time, and provides us with certain related support services such as design, engineering/technical services, price risk management, scrap management, steel purchasing, supply chain optimization and product rework services, and other services at our request that are ancillary to the supply of products. We purchase the products and services at prices calculated based on an arm’s length pricing mechanism specified in the Steel Supply and Services Agreement. For fiscal 2026, we paid an aggregate amount of $137,077,000 to WS for the products and services provided under the Steel Supply and Services Agreement. We also paid WS $1,826,731 for supplemental technical, laboratory, and machine shop services in fiscal 2026.

For fiscal 2026, no financial transactions with WS took place with respect to the Tax Matters Agreement, the Employee Matters Agreement, the Trademark License Agreement or the WBS License Agreement.

As a part of the Separation, we also entered into a series of real estate agreements with WS, pursuant to which we lease office space to WS, we lease warehouse space from WS, and share the maintenance, security and other related costs of access roads and other shared spaces on our manufacturing campus in Columbus, Ohio. All remuneration set forth in such agreements is intended to be fair market value and was negotiated in arm’s length transactions. For fiscal 2026, we paid an aggregate amount of $307,080 to WS pursuant to such agreements and received $4,174,949 from WS under the same. We are also a party to certain agreements relating to the joint ownership of aircraft with WS, pursuant to which we operate and maintain the aircraft and WS reimburses us for its portion of the cost of doing so. During fiscal 2026, WS paid us approximately $1,946,165 as reimbursement for the aircraft ownership, operating and maintenance expenses incurred by us for the benefit of WS.

26	2026 Proxy Statement • Transactions with Certain Related Persons

Proposal 1: Election of Directors

We currently have 14 directors – six in the class whose terms expire at the Annual Meeting (which includes three retiring directors); four in the class whose terms expire at the 2027 Annual Meeting; and four in the class whose terms expire at the annual meeting of shareholders in 2028.

The Board proposes that the three director nominees named in the following summary, each of whom was unanimously recommended by the Nominating and Governance Committee, be elected as directors at the Annual Meeting. Mr. Endres, Mr. Horton and Mr. Winland will retire effective at the adjournment of the Annual Meeting and are not running for re-election. Each individual elected as a director at the Annual Meeting will hold office for a three-year term, expiring at the annual meeting of shareholders in 2029, and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal from office.

The individuals named as proxy holders in the proxy card solicited by the Board intend to vote the common shares represented by the proxies received under this solicitation for the Board’s nominees, unless otherwise instructed on the proxy card. If any nominee becomes unable to serve or for good cause will not serve as a candidate for election as a director, the individuals designated to vote the proxies will have full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board. The Board has no reason to believe that any of the Board’s nominees will be unable to serve or for good cause will not serve as a director if elected.

Information Concerning Nominees and Continuing Directors

The information set forth in the following summary, concerning the age, principal occupation, other affiliations and business experience of each director has been furnished to us by such director as of the Record Date. Except where otherwise indicated, each director has had the same principal occupation for the last five years. There are no family relationships among any of our current directors, director nominees and executive officers.

2026 Proxy Statement • Proposal 1: Election of Directors	27

Nominees Standing for Election to the Board at the 2026 Annual Meeting

Charles M. Chiappone	Age 63	Director since December 2025

Charles M. Chiappone, has served as a director of the Company since December 16, 2025. Mr. Chiappone served as Senior Vice President, Ceiling and Wall Solutions of Armstrong World Industries, Inc. ("Armstrong"), a designer and manufacturer of ceiling and wall system solutions, from 2018 to 2022. Prior to that, Mr. Chiappone served as Armstrong’s Senior Vice President, Ceiling Solutions from 2016 to 2018, and as Chief Executive Officer of the Worthington Armstrong Venture (WAVE), our ceiling suspension systems joint venture with Armstrong from 2012 to 2016. Prior to that, he served as President and Chief Executive Officer of Alloy Polymers, a global plastics manufacturer, from 2008 to 2012. He also previously held several senior management positions in marketing, research and development, operations and general management with SPX Cooling Technologies, a division of SPX Corporation, a global provider of technical products and systems, industrial products and services, flow technology, and cooling technologies and services. He began his career at General Electric where he worked in a variety of commercial positions, after serving four years in the United States Marine Corps. He has served as a director of Worthington Steel, Inc. since December 2023.This experience, along with his business acumen, leadership style and abilities, and track record of implementing strategic growth and continuous improvement initiatives, make him well qualified to serve on the Board.

W. Bradley Southern	Age 66	Director since June 2026

W. Bradley Southern has served as a director of the Company since June 23, 2026. Mr. Southern previously served as Chief Executive Officer and Chairperson of the Board of Directors of Louisiana-Pacific Corporation (“LP”), a leader in high performance building solutions, since 2017 and as Chairperson of the Board since 2020 before his retirement in February 2026. Mr. Southern previously served as LP’s Chief Operating Officer from 2016 to 2017, Executive Vice President and General Manager, OSB from 2015 to 2016, Senior Vice President and General Manager, Siding and Moulding from 2004 to 2015, and in various other operational and financial leadership roles since joining LP in 1999. Prior to joining LP, Mr. Southern held a variety of operational, strategic planning, and financial management positions with MacMillan Bloedel from 1984 to 1999. Mr. Southern currently serves as chair of the board of directors of the Nashville Branch of the Federal Reserve Bank of Atlanta. He previously served on the boards of GMS, Inc., Astec Industries, Inc., Keller Group, Saltco Land and Timber Company, and the Land Trust of Tennessee. Mr. Southern holds a Master of Forest Resources and a Bachelor of Science in Forest Resources from the University of Georgia. The Board believes Mr. Southern’s extensive executive leadership experience in manufacturing operations, capital allocation, strategic planning, and public company governance qualifies him to serve as a director.

Brantley J. Standridge	Age 50	Director since March 2025

Brantley J. Standridge is a member of the Compensation Committee. Mr. Standridge has served as senior executive vice president at Huntington Bancshares Incorporated and president of its Consumer and Regional banking operations since April 2022. He is responsible for Huntington’s personal, private and business banking portfolio, including branch banking, business banking, community development, consumer finance (consumer lending, mortgage and vehicle finance), customer solution center, digital enterprise marketing, enterprise brand, insurance, multicultural banking, regional banking and wealth management. Mr. Standridge is also responsible for all corporate marketing activities, including branding, and the segment’s product groups, deposits, digital strategies as well as risk management. From December 2019 to March 2022, Mr. Standridge served as chief retail community banking officer at Truist, a position he assumed upon the closing of the merger between BB&T Corporation and SunTrust Banks, Inc. Mr. Standridge’s previous roles at Truist and its predecessors include more than five years as a member of the executive leadership team, with responsibility for a variety of diverse businesses, including retail banking, indirect auto finance, equipment finance, mortgage and commercial mortgage banking. In addition, Mr. Standridge served eight years as regional president for BB&T in Baltimore, Atlanta and Dallas. Additionally, he currently serves on the board of the Consumer Bankers Association. Mr. Standridge earned a bachelor’s degree in business administration from the University of Georgia and an MBA from Emory University. Mr. Standridge’s experience in strategic initiatives and acquisitions, financial analysis, leadership and management, consumer businesses, and as an executive officer of a public company make him well qualified to continue to serve on the Board.

28	2026 Proxy Statement • Proposal 1: Election of Directors

Directors Whose Terms Continue Until the 2027 Annual Meeting of Shareholders

John B. Blystone	Age 73	Director since November 1997

John B. Blystone has served continuously as Chairman of the Board of the Company since December 2023 and is the chair of the Executive Committee. He served as our Executive Chairman from September 2023 through November 2023 and as our Lead Independent Director from January 2007 until September 2023. Mr. Blystone has served as the Executive Chairman of the Board of WS since the Separation in December 2023. Mr. Blystone served as Chairman of the Board, President and CEO of SPX Corporation, a global provider of technical products and systems, industrial products and services, flow technology, cooling technologies and services and service solutions, from December 1995 to December 2004, when he retired. From 1991 to 1995, Mr. Blystone served in various managerial and operating roles with General Electric Company. Mr. Blystone served as Chairman of the Board of Freedom Group, Inc., which manufactures and markets firearms, ammunition and related products, from August 2010 to March 2012. Mr. Blystone serves as a director for Blystone Consulting, LLC and as General Partner of Blystone Capital Partners. Mr. Blystone graduated from the University of Pittsburgh with a Bachelor of Science. Mr. Blystone has extensive business experience in managing and operating both domestic and international operations, including as a chief executive officer of a large public company. He has expertise in acquisitions, financial and business analysis, and in generally managing issues that face a large public company. In addition to the experiences and skills previously noted, Mr. Blystone’s business acumen, his long service on the Board, and his collegial style and leadership resulted in his election as the Chairman of the Board and make him well qualified to continue to serve as a director.

Mark C. Davis	Age 66	Director since March 2011

Mark C. Davis is a member of the Audit Committee. Mr. Davis is a private investor and the CEO of Lank Acquisition Corp., which invests in minority and majority positions in public and private companies. Prior to forming Lank Acquisition Corp. in 2007, Mr. Davis spent 20 years in a variety of senior investment banking positions. From 1996 to 2003, Mr. Davis was a senior executive at JPMorgan Chase where he began as Head of the Merger and Acquisition Group. He became Head of General Industry Investment Banking in 2000 and was also Co-Head of Investment Banking Coverage which comprised all of JPMorgan Chase’s corporate clients, and was named Vice Chairman of Investment Banking in 2002. He has served as a director of Worthington Steel, Inc. since June 2025. Mr. Davis holds a Master of Business Administration from the Tuck School of Business and a Bachelor of Arts from Dartmouth College. Mr. Davis’ financial knowledge and depth of experience in equity investing, strategic matters, acquisitions, financial analysis and investment banking make him well qualified to continue to serve on the Board, and qualify him as an “audit committee financial expert”, as defined by SEC Rules.

Joseph B. Hayek	Age 54	Director since November 2024

Joseph B. Hayek is a member of the Executive Committee. Mr. Hayek served as Executive Vice President and Chief Financial and Operations Officer of Worthington Enterprises from December 2023 to November 2024 and Vice President and Chief Financial Officer from November 2018 to November 2023. Mr. Hayek served as Vice President and General Manager of our oil and gas equipment business unit from March 2017 to November 2018. From April 2014 to March 2017, Mr. Hayek served as Worthington Enterprises’ Vice President – Mergers & Acquisitions and Corporate Development. Prior to joining us, Mr. Hayek served as President of Sarcom, Inc. (n/k/a PCM Sales, Inc.), a value-added IT solutions provider and the largest division of PCM, Inc. Prior to PCM, Mr. Hayek spent 10 years in investment banking with Raymond James and Wachovia. Mr. Hayek currently serves on the boards of advisors of ODW Logistics Inc. and The Fishel Company, and is a member of the board of Catholic Social Services. He also joined the board of Apogee Enterprises, Inc. in August 2026. He previously served on the board of trustees of the Community Shelter Board. Mr. Hayek earned his bachelor’s degree from Miami University and Master of Business Administration from the Fuqua School of Business at Duke University where he was named a Rollins Scholar. Mr. Hayek’s depth of knowledge and experience in strategic matters, acquisitions, financial analysis, and improving performance and profitability make him well qualified to continue to serve on the Board.

2026 Proxy Statement • Proposal 1: Election of Directors	29

John H. McConnell II	Age 41	Director since January 2023

John H. McConnell II is a member of the Executive Committee. Mr. McConnell has served as the Chairman of the Board of JMAC, Inc., a private investment company, since September 2023. Mr. McConnell was Vice President, Global Business Development, of the Company's former Sustainable Energy Solutions business from June 2021 until December 2023. He also previously served as Business Director of the Company's North American High Pressure Vessels business from November 2019 to June 2021 and Product Manager of the Company's Life Support Technology products from June 2014 to November 2019. Mr. McConnell also held various roles with the Company from 2000 to 2012, and with the Columbus Blue Jackets, a National Hockey League team, from 2012 to 2014. Mr. McConnell holds a Bachelor of Arts in Strategic Communications and a Master of Business Administration from The Ohio State University. He has served as a director of Worthington Steel, Inc. since December 2023. Mr. McConnell serves on the boards of the National Veterans Memorial and Museum, the Columbus Zoo and Aquarium, as its Vice Chairman, and Nationwide Children's Hospital. Mr. McConnell's long association with the Company, the governance skills he has developed serving on various other boards, and the variety of roles in which he has served the Company and other organizations make him well qualified to continue to serve on the Board. In addition, as the Company’s largest shareholder, the McConnell family members have a strong interest in the continuing success of the Company and have always played an important role in the business. Mr. McConnell's participation on the Board ensures that commitment to successful stewardship continues.

Directors Whose Terms Continue Until the 2028 Annual Meeting of Shareholders

Kerrii B. Anderson	Age 69	Director since September 2010

Kerrii B. Anderson is the chair of the Audit Committee and a member of the Compensation Committee and the Executive Committee. Ms. Anderson has been a private investor and board advisor since September 2008. Prior to that time, she served as CEO and President of Wendy’s International, Inc. (now known as The Wendy’s Company), a restaurant operating and franchising company, from November 2006 until September 2008 when that company merged with a subsidiary of Triarc Companies, Inc. to form Wendy’s/Arby’s Group, Inc. She served as a director of Wendy’s International, Inc. from 2001 until September 2008, and as Wendy’s Interim CEO and President from April to November 2006 and as its Executive Vice President and CFO from 2000 to April 2006. Previously, Ms. Anderson served as Senior Vice President and CFO of M/I Schottenstein Homes, Inc. (now known as M/I Homes, Inc.), a builder of single-family homes, from 1987 to 2000. Ms. Anderson has served as a member of the board of directors of Labcorp Holdings, Inc. since May 2006, where she is member of its Audit Committee and a member of its Nominating and Board Governance Committee. She joined the board of directors of Abercrombie & Fitch Co. in February 2018 and is the Chair of its Audit and Finance Committee and serves on the Nominating and Governance Committee. She also joined the board of directors of The Sherwin-Williams Company in April 2019 and has chaired its Compensation and Management Development Committee since April 2021, where she is Chair of the Compensation and Management Development Committee and a member of the Nominating and Corporate Governance Committee. Previously, she served as a member of the board of directors of Chiquita Brands International, Inc. from 2009 to January 2015, including service as Chairwoman of the Board from October 2012 to January 2015, as Chair of its Nominating and Governance Committee and as a member of its Audit Committee until January 2015 when Chiquita was acquired by Cutrale-Safra Group and became a private company; and as a member of the board of directors of P. F. Chang’s China Bistro, Inc. from 2009 until July 2012 when P.F. Chang’s was acquired by Wok Acquisition Corp. Ms. Anderson chairs the Finance Committee of The Columbus Foundation and is a member of the OhioHealth Corporation Executive Compensation Committee. She is a Certified Public Accountant and qualifies as an “audit committee financial expert”, as defined by SEC Rules, given her experience as a CEO and CFO of other large, publicly traded companies. Ms. Anderson received a B.A. from Elon University and a Master of Business Administration from the Duke University Fuqua School of Business. Ms. Anderson’s extensive corporate governance experience through her service on other public company boards, her extensive experience in accounting and financial reporting and analysis, strong record of leadership in operations and strategy, and prior experience as a CEO of a public company and CFO of several public companies, in addition to other public company board service, make Ms. Anderson a valuable asset to the Board and its various committees, and well qualified to continue to serve on the Board. Ms. Anderson also received the NACD CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University.

30	2026 Proxy Statement • Proposal 1: Election of Directors

David P. Blom	Age 72	Director since June 2019

David P. Blom is the chair of the Nominating and Governance Committee and a member of the Audit Committee. Mr. Blom served as President and CEO of OhioHealth Corporation, a non-profit, healthcare system in central Ohio, from March 2002 until his retirement in June 2019. Mr. Blom previously served as President of OhioHealth’s central Ohio hospitals – Grant Medical Center, Riverside Methodist Hospital and Doctors Hospital – while also serving as Executive Vice President and Chief Operating Officer of OhioHealth. Mr. Blom currently serves as a member of the board of directors for several organizations, including Healthy Roster since 2017, Vizient Inc. since 2011, Methode Electronics since 2019 and Kimball Midwest Advisory Council since 2015. Mr. Blom previously served on the board of directors of The Columbus Foundation from 2011 to 2017 and the board of directors of Dominion Homes, Inc. from 2006 to 2009. Mr. Blom holds a Master of Health Services Administration in Healthcare Administration from George Washington University, and a Bachelor of Arts in Business Administration from The Ohio State University. Mr. Blom has a track record of achievement and a solid understanding of complex issues, particularly those facing healthcare delivery. He has expertise in leading strategic initiatives, managing and developing human capital, improving profitability, and improving quality of care and customer experience, which enables him to bring a unique and valuable perspective to the Board, and makes him well qualified to continue to serve on the Board.

Paul G. Heller	Age 62	Director since December 2023

Paul G. Heller is a member of the Audit and Compensation Committees. He retired in March 2024 as senior Executive Vice President and Chief Technology and Operations Officer at Huntington Bancshares Incorporated where he led the bank’s information technology, payments, cyber security, digital, corporate operations and customer contact center initiatives. Prior to joining Huntington in 2012, Mr. Heller was the managing director for the corporate internet group at JP Morgan Chase. Mr. Heller is an active member of the Central Ohio community, serving as a member of the Board of Trustees for the Center of Science and Industry (COSI), and an Endowment Board member at Saint Charles Preparatory School. Mr. Heller earned a Bachelor of Science in Finance from Miami University and a Master of Business Administration from The Ohio State University Fisher School of Business. Mr. Heller's knowledge and depth of experience in technology, strategic matters, financial analysis and risk management make him well qualified to continue to serve on the Board.

Billy R. Vickers	Age 68	Director since December 2023

Billy R. Vickers is a member of the Nominating and Governance Committee. He is President and CEO of Modular Assembly Innovations, LLC (“MAI”). One of the largest minority-owned businesses in the country, MAI is the parent company of Great Lakes Assemblies, Gulf Shore Assemblies, Indiana Assemblies and North American Assemblies. These locations span four states, employ approximately 400 associates and generate more than $1.2 billion in revenue. Mr. Vickers holds a Bachelor of Science in Animal Science from North Carolina State University and has completed the Kellogg Advanced Management Education Program at Northwestern University. Mr. Vickers began his manufacturing career at Ironton Castings in Ironton, Ohio and went on to earn various leadership roles and achieve successful entrepreneurial pursuits throughout his more than 35-year career. Mr. Vickers also serves on the Boards of Directors for the Nationwide Children's Hospital Foundation, Fifth Third Bank Advisory Board and A Kid Again National Office and is a member of the Columbus Partnership, the Ohio Manufacturers’ Association and the Federal Reserve Bank of Cleveland, Columbus Advisory Council. Mr. Vickers' knowledge and depth of experience in manufacturing, leading strategic initiatives, managing and developing human capital, and improving performance and profitability make him well qualified to continue to serve on the Board.

2026 Proxy Statement • Proposal 1: Election of Directors	31

Required Vote and Board’s Recommendation

Under Ohio law and our Code of Regulations, the three nominees for election to the Board receiving the greatest number of votes “FOR” their election will be elected as directors of the Company.

Except in the case of broker non-votes, abstentions and votes “against” the election of one or more of the Board’s nominees, common shares represented by properly completed and timely received forms of proxy will be voted “FOR” the election of the Board’s nominees. Abstentions will not be counted toward the election of directors or the election of the individual nominees specified on the proxy card. Proxies may not be voted for more than three nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

OUR SHAREHOLDERS VOTE “FOR” THE

ELECTION OF EACH OF THE THREE DIRECTOR NOMINEES NAMED ABOVE.

32	2026 Proxy Statement • Proposal 1: Election of Directors

Executive Compensation

Compensation Discussion and Analysis

Named Executive Officers

For fiscal 2026, the following individuals were the NEOs.

NEO	Title
Joseph B. Hayek	President and CEO
Colin J. Souza	Vice President and CFO
Patrick J. Kennedy	Vice President, General Counsel and Secretary
Steven M. Caravati	President, Consumer Products
James R. Bowes	President, Building Products

Role of the Compensation Committee

The Compensation Committee is responsible for the compensation program for all executive officers, including the CEO and other NEOs. Such responsibility includes oversight of our annual incentive plan for executives, long-term incentive program, equity compensation plans, and non-qualified deferred compensation plans. A more detailed discussion of the duties of the Compensation Committee is set forth in the section captioned “Corporate Governance — Committees of the Board — Compensation Committee” in this Proxy Statement.

The Compensation Committee is comprised of five directors, each of whom qualifies as independent under the Corporate Governance Guidelines, SEC Rules and NYSE Rules, and is free from any relationship (including disallowed consulting, advisory or other compensatory arrangements) prohibited by applicable laws, rules or regulations or that, in the opinion of the Board, is material to his or her ability to be independent from our management in connection with the duties of a member of the Compensation Committee or to make independent judgments about our executive compensation. Each member also qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

To assist in fulfilling its responsibilities, the Compensation Committee has sole authority to retain and terminate such compensation consultants, legal counsel and other advisors as the Compensation Committee deems appropriate to fulfill its responsibilities, including sole authority to approve the fees and other terms of retention. During fiscal 2026, the Compensation Committee retained WTW as an independent compensation consultant. WTW's services included providing advice on the amount and form of executive and director compensation. Fees paid related to such matters were $120,854 in fiscal 2026. Management also periodically retains WTW to provide additional services to us, including advising on other compensation matters. Our risk management team also separately engaged (in its own discretion, and not at the recommendation or subject to the approval of the Board or the Compensation Committee) an insurance affiliate of WTW to broker liability insurance for us and such WTW affiliate received commissions in fiscal 2026 totaling $85,599, which were paid entirely by the issuers of the insurance policy. The Compensation Committee has conducted an assessment, which included the consideration of the factors specified in NYSE Rule 303A.05(c)(iv) and SEC Rule 10C-1(b)(4), to evaluate whether the services performed by WTW and its insurance affiliate raise a conflict of interest or compromise the independence of WTW. Based upon this assessment, the Compensation Committee determined that WTW qualifies as an independent compensation consultant and the work of WTW and its affiliates does not raise a conflict of interest.

2026 Proxy Statement • Executive Compensation	33

In carrying out assignments for the Compensation Committee, WTW may interact with our management including the heads of our human resources, legal and finance departments and their respective staffs in order to obtain information. In addition, WTW may, in its discretion, seek input and feedback from management regarding its work product prior to presentation to the Compensation Committee in order to confirm information is accurate or address certain issues.

The agendas for the Compensation Committee’s meetings are determined by the Compensation Committee’s Chair with assistance from the CEO and the heads of our human resources and legal departments. These individuals, with input from WTW, assist in developing compensation recommendations for the NEOs and other executive officers. However, decisions regarding the compensation of the NEOs are made solely by the Compensation Committee.

After each regularly scheduled meeting, the Compensation Committee may meet in executive session. When meeting in executive session, the Compensation Committee may have a session with the CEO only, a session with the compensation consultant only, and a session with Compensation Committee members only. The Compensation Committee Chair reports on Compensation Committee actions to the full Board at the following Board meeting.

Stock Ownership and Retention Guidelines

In order to further align the interests of our officers and directors with those of our shareholders, the Board has adopted guidelines regarding the ownership and retention of the common shares. Each director and officer (within the meaning of Section 16(b) of the Exchange Act) is expected to own common shares having a value equal to or greater than the below-stated multiples within five years following the date the individual is appointed or promoted into his or her position. All directors and NEOs who have passed the five-year threshold have met their respective target ownership levels.

Covered Person	Multiple of base salary or annual cash retainer, as applicable
Non-Employee Directors	5 times
Executive Chairman	5 times
CEO	5 times
CFO	3.5 times
Executive Vice Presidents, Senior Vice Presidents and Business Unit Presidents	2.5 times
All Other Officers	1.25 times

Each officer and director shall not dispose of any common shares prior to meeting the applicable ownership threshold (except in connection with the satisfaction of tax withholding obligations associated with an equity award) and shall thereafter maintain such ownership threshold for so long as the individual remains subject to the stock ownership and retention guidelines.

Qualifying common share ownership includes:

•
shares beneficially owned, directly or indirectly, as determined per Form 4 rules;
•
shares held in the 401(k) Plan;
•
shares held in the employee stock purchase plans;
•
phantom stock held under the non-qualified deferred compensation plans; and
•
restricted stock whether or not fully vested.

Once an officer or director reaches targeted levels, and so long as those shares are retained and the individual remains subject to the same guideline level, there is no obligation to purchase additional shares as a result of fluctuations in stock price.

The Board recognizes that circumstances may arise that require special consideration. Therefore, the Board or the Compensation Committee may grant a hardship exception to these guidelines based on individual circumstances.

34	2026 Proxy Statement • Executive Compensation

Anti-Hedging Policy

We prohibit our directors, officers (including the NEOs) and other key employees from engaging in hedging transactions with respect to the common shares. Prohibited hedging transactions include short sales, transactions in publicly-traded options such as puts, calls or similar derivative securities, or financial instruments such as zero cost collars, prepaid variable forward contracts, equity swaps and exchange funds designed to or which have the effect of offsetting a decrease in the value of the common shares. We have not made this anti-hedging policy applicable to our employees in general.

Stock Option Grant Timing Policy

We did not grant stock options or stock appreciation rights in fiscal 2026, as the Compensation Committee determined that the cost of stock options to us is too high for what would represent a relatively small share of the recipients' total compensation. As a result, we did not maintain policies or practices regarding the timing of grants of such awards in relation to the disclosure of material nonpublic information during fiscal 2026. Accordingly, no disclosure is required under Item 402(x)(2) of Regulation S-K.

Compensation Philosophy

Our basic philosophy has long been that employees should have a meaningful portion of their total compensation tied to performance and that we should use incentives which are intended to drive and reward strong performance. In furtherance of this philosophy, there is broad-based participation among our full-time, non-union employees in some form of incentive compensation program. These programs include cash profit sharing programs, which compute payouts based on a fixed percentage of profits, and annual and long-term incentive cash and equity programs that primarily tie compensation to our aggregate operating results or the operating results of the applicable segment.

For any NEO who serves as a segment president, both segment performance and Corporate performance (i.e., our aggregate performance as opposed to segment performance) impact the compensation that such NEO may earn in connection with the annual bonus and the long-term performance awards. For fiscal 2026, Mr. Caravati, President of the Consumer Products segment, and Mr. Bowes, President of the Building Products segment, are the only NEOs whose incentive compensation was partially determined based on segment results. The fiscal 2026 bonus and long-term performance awards for the other NEOs were tied only to Corporate performance.

Executive Compensation Philosophy and Objectives

Our objectives with respect to executive compensation are to attract and retain highly-qualified executives, to align the interests of management with the interests of shareholders and to provide incentives, based primarily on our performance, for reaching established goals and objectives. To achieve these goals and objectives, the Compensation Committee has determined that total compensation for executives will exhibit the following characteristics:

•
It will be competitive in the aggregate, using broad-based business comparators to gauge the competitive market;
•
It will be performance-oriented and highly-leveraged, with a substantial portion of the total compensation tied to performance;
•
It will align the interests of management and the interests of our shareholders; and
•
It will promote long-term careers with us.

Our compensation program emphasizes performance-based compensation (pay-at-risk) that promotes the achievement of our short-term and long-term objectives. We believe it is appropriate to provide a balance between incentives for short-term performance and incentives for long-term profitability. Our executive compensation program, therefore, includes both an annual bonus program and a long-term incentive compensation program. We also believe it is appropriate for long-term incentives to have cash and equity-based components, which incentivize executives to drive our performance and align their interests with those of our shareholders. The individual components of executive compensation are discussed below.

2026 Proxy Statement • Executive Compensation	35

In fulfilling its responsibilities, the Compensation Committee annually reviews certain market compensation information with the assistance of its independent compensation consultant, WTW. This includes information regarding compensation paid to executives with similar responsibilities from the comparator group. A list of the entities in the comparator group is set forth on Appendix I to this Proxy Statement.

The comparator group is comprised largely of public companies, maintained in the executive compensation database of WTW at the time the study is conducted, with median revenues of $5.0 billion. Changes in the comparator group occur as companies begin or cease participation in the database, due to a sale, merger or acquisition of the companies included or for other reasons. The Compensation Committee neither selects nor specifically considers the individual companies that are in the comparator group. For comparison purposes, due to variances in the size of the companies in the comparator group, regression analysis, which is an objective analytical tool used to determine the relationship between data, is used to adjust data to better align with our revenue size, which the Compensation Committee set at $2.0 billion for purposes of its fiscal 2026 analysis. The Compensation Committee believes that using this broad-based comparator group minimizes the effects of changes to the group due to changes in database participation, lessens the impact a single entity can have on the overall data, provides more consistent results and better reflects the market in which we compete for executive talent.

During its review process, the Compensation Committee meets directly with its compensation consultant and reviews comparator group information with respect to salaries, bonuses and long-term incentive compensation programs. The Compensation Committee considers comparator group information provided by the compensation consultant as an important factor in determining the appropriate levels and mix of executive compensation.

The salaries of the NEOs generally fall below market median comparables developed from the comparator group, although the actual base salaries of the NEOs vary from individual to individual and from position to position due to factors such as time in the position, performance, experience, internal equity and other factors the Compensation Committee deems appropriate. Bonus opportunities to be paid to the NEOs for achieving targeted levels of performance are generally above what the compensation consultant considers market median for annual bonuses because salaries are intentionally set below market median comparables. In generally setting long-term incentive compensation opportunities of the NEOs, the Compensation Committee regularly starts with the market median developed by the compensation consultant, and then makes adjustments the Compensation Committee deems appropriate.

While comparator group information is a factor considered in setting compensation, where a specific NEO’s bonus opportunity and long-term incentive compensation fall relative to the market median developed from the comparator group will vary based upon internal equity and other factors listed in the preceding paragraph. Bonuses and long-term incentive compensation actually paid may vary significantly depending on performance during the applicable year(s).

The Compensation Committee uses tally sheets as a tool to assist in its review of executive compensation. The tally sheets contain the components of the NEOs’ current and historical compensation, including salary, bonus and long-term incentive compensation. The tally sheets and other information provided to the Compensation Committee also show the estimated compensation that would be received by the NEOs under certain scenarios, including in connection with a change in control of the Company and the termination of the NEOs' employment.

While prior compensation or amounts realized or realizable from prior awards are given some consideration, the Compensation Committee believes that the current and future performance of the Company and the individual executive should be the most significant factors in setting the compensation for the NEOs.

The CEO’s performance is annually evaluated by the Compensation Committee and the full Board. The criteria considered include: our overall performance; overall leadership by the CEO; the CEO’s performance in light of, and his development and stewardship of, our corporate philosophy and our current and long-term strategic plans, goals and objectives; development of an effective senior management team; positioning us for future success; and effective communications with the Board and stakeholders. The Compensation Committee also evaluates the performance of the other NEOs when annually reviewing and setting executive compensation levels. The criteria considered for the other NEOs are similar to those for the CEO, adjusted to reflect each NEO’s position and responsibilities, with a focus on the applicable segment for any NEO who is a segment president.

36	2026 Proxy Statement • Executive Compensation

Compensation Risk Analysis

Our executive compensation programs are designed to be balanced, with a focus on both achieving consistent, solid year-over-year financial results and growing shareholder value over the long term. The highest amount of compensation can be attained under these programs, taken as a whole, through consistently strong performance over sustained periods of time. This provides strong incentives for achieving success over the long term and avoiding excessive risk-taking in the short term.

We believe that compensation incentives, based primarily upon our earnings or similar performance measures, have played a vital role in our success. Making profit sharing, bonuses and/or other incentive payments broadly available to all levels of non-union employees has fostered an ownership mentality throughout the workforce which has resulted in long-term employment and a desire to drive consistent financial performance. Our culture, aided by this ownership mentality, is focused on striving to continually improve performance and achieve long-term success without engaging in excessive risk-taking.

We do not believe that our compensation incentives encourage excessive risk-taking for the following reasons:

•
Salaries provide meaningful base levels of compensation, minimizing the need for excessive risk-taking.
•
The performance goals established for the bonus program are based upon realistic levels, reviewed and approved by the Compensation Committee, that the Compensation Committee believes can be attained without taking inappropriate risks or materially deviating from normal operations, expected continuous improvement or approved strategy.
•
The goals for the performance awards and performance shares are based upon results over three-fiscal-year periods which mitigates the risk that executives would take actions designed to benefit only the short-term and jeopardizing longer-term performance.
•
In setting targets for bonuses and long-term incentive compensation, restructuring charges and other selected items are eliminated and results are adjusted to eliminate inventory holding gains or losses, which limit rewards for risky behavior outside the ordinary course of business.
•
Restricted stock has a time-vesting requirement, which generally cliff vests after three years and further links executive compensation to the long-term value of the common shares.
•
Our stock ownership guidelines and anti-hedging policy also drive stock ownership among senior executives, again aligning their interests with the interests of our shareholders and the long-term growth in the value of the common shares.
•
The Compensation Committee has at times granted special PSAs to select NEOs. Historically, the special PSAs vest only if (1) a sustained price target for the common shares is attained for a 90 consecutive calendar day period during the term of the award and the NEO remains continuously employed by us for at least three years or (2) both a specified Performance Condition and a fixed Retention Condition are attained (see the “Compensation Components – Special PSAs” section of this CD&A for a description of the Performance Conditions and the Retention Conditions). The time-based vesting requirements of the special PSAs mitigate the incentive for risky behavior intended to drive only a short-term common share price increase or satisfaction of a performance measure, and instead encourage activity that would lead to steady increases in financial results and a common share price which can be maintained.

Fiscal 2026 Performance and Incentive Compensation

The Compensation Committee believes that we have been performing exceptionally well and have responded extremely well to a challenging environment that included cautious consumer sentiment and ongoing policy and trade uncertainty. Despite those challenges, we still achieved strong results in fiscal 2026.

Management has continued to do an outstanding job and has shown great discipline in executing our strategies. During fiscal 2026, we also continued to position ourselves for the future with ongoing focus on improving our businesses by investing in new product development and production capacity, and improving efficiencies, all with the aid of transformation and innovation efforts.

2026 Proxy Statement • Executive Compensation	37

Consistent with our compensation philosophy, annual bonuses continued to be earned by our NEOs in step with our results. As a result of a solid performance in fiscal 2026, bonuses for the NEOs were up compared to the prior year, with Corporate paying out at 153% of target, following a payout of 148% of target for fiscal 2025, while Consumer Products payouts were 145% in fiscal 2026 and 157% in fiscal 2025, and Building Products payouts were 177% in fiscal 2026 and 156% in fiscal 2025.

Our financial position remains strong, as we have generated a considerable amount of cash from operations in recent years. As a result, we used mostly cash on hand for the purchase of LSI for approximately $206.6 million, inclusive of closing adjustments and an earnout. We believe our capital structure is also in a sound position. We have in place approximately $305 million of long-term debt and $200 million of long-term senior secured notes due in 2032, as well as a $500 million revolving credit facility maturing in September 2028, which had a total of $500 million of available borrowing capacity as of July 31, 2026.

We were also able to reward our shareholders by paying a regular quarterly cash dividend of $0.19 during fiscal 2026.

There has been and continues to be a direct relationship between our performance and the bonuses earned by the NEOs. The following table summarizes results for the last three fiscal years.

Fiscal Year	Performance	Results
2024	Strong annual earnings, but weaker year-over-year results	Bonuses were paid at 141% of target levels for Corporate, 100% of target levels for Consumer Products and 132% of target levels for Building Products.
2025	Solid annual earnings and improved year-over-year results	Bonuses were paid at 148% of target levels for Corporate, 157% of target levels for Consumer Products and 156% of target levels for Building Products.
2026	Solid annual earnings and improved year-over-year results	Bonuses were paid at 153% of target levels for Corporate, 145% of target levels for Consumer Products and 177% of target levels for Building Products.

The relationship between incentive compensation and our results is also reflected in the performance shares and performance awards earned by the NEOs for each recent performance period. Results for each of the last three completed three-fiscal-year performance periods are summarized below.

Performance Period (Fiscal Years)	Performance	Results
2022 - 2024	Strong results in the entire period	Performance shares and performance awards were earned at 200% of target levels for Corporate, 100% of target levels for Consumer Products and 200% of target levels for Building Products.
2023 - 2025	Strong results in fiscal 2023 and fiscal 2024, with fiscal 2025 excluded in connection with the Separation	Performance shares and performance awards were earned at 100% of target levels for Corporate, 50% of target levels for Consumer Products and 84% of target levels for Building Products.
2024 - 2026	Mixed results through the entire period	Performance shares and performance awards were earned at 52% of target levels for Corporate, 26% of target levels for Consumer Products and 82% of target levels for Building Products.

38	2026 Proxy Statement • Executive Compensation

Say-on-Pay Consideration

At the 2025 Annual Meeting, our shareholders approved the executive compensation as disclosed in the proxy statement for that Annual Meeting, with over 89% of the common shares represented by those shareholders present in person or represented by proxy at the 2025 Annual Meeting voting for approval. The vote for approval was over 94%, excluding broker non-votes. The Compensation Committee evaluated the results of this strongly supportive advisory vote, together with the other factors and data discussed in this CD&A, in determining future executive compensation policies and decisions. In light of the strong shareholder support, the Compensation Committee did not make material changes to our executive compensation program as a result of the 2025 advisory vote.

Compensation Components

Salary

Salaries for the NEOs are set to reflect the duties and responsibilities inherent in each position, individual levels of experience, performance, market compensation information, internal pay equity, and the Compensation Committee’s judgment. The Compensation Committee annually reviews information regarding compensation paid by the comparator group to executives with similar responsibilities. It is the Compensation Committee’s intent, in general, to set salaries below market median levels, with consideration given to the factors previously described, and have total annual cash compensation vary based on the amount of bonus earned, if any. Consistent with our compensation philosophy, base salaries for fiscal 2026 were generally below market median levels for the comparator group. Except as noted below, effective September 5, 2025, fiscal 2026 salaries were as follows:

NEO	Fiscal 2026 Salary ($)
Mr. Hayek	800,000
Mr. Souza	350,000
Mr. Kennedy	510,000
Mr. Caravati	391,500
Mr. Bowes	390,000

Bonus

The NEOs participate in our Annual Incentive Plan for Executives, under which opportunities to earn cash bonuses are tied to the attainment of annual results. Bonuses are generally tied to achieving specified levels (threshold, target and maximum) of Corporate and/or segment performance for the applicable fiscal year performance period. The type of performance measured and the weighting of those measurements is noted below. Restructuring charges and other selected items are excluded from all calculations, and the impact of inventory holding gains or losses is factored out in calculating Corporate Adjusted EBITDA.

For Corporate NEOs, the fiscal 2026 goals were tied to achieving specified levels (threshold, target and maximum) of Corporate ROA and Corporate Adjusted EBITDA (each adjusted as noted above), with each performance measure carrying a 50% weighting. For segment NEOs, the fiscal 2026 performance measures and their weightings were: Corporate Adjusted EBITDA, 20%; segment Adjusted EBITDA, 50%; and segment ROA, 30% (each adjusted as noted above).

For performance falling between threshold and maximum, the award is linearly pro-rated. If threshold levels are not reached for any performance measure, no bonus will be paid under that performance metric.

The Compensation Committee approved the following fiscal 2026 target bonus opportunities, expressed as a percentage of salary, for the NEOs, with the payout at the threshold level being 50% of the target level and the payout at the maximum level being 200% of the target level:

2026 Proxy Statement • Executive Compensation	39

NEO	Fiscal 2026 Target Bonus (% of Salary)
Mr. Hayek	120
Mr. Souza	90
Mr. Kennedy	75
Mr. Caravati	100
Mr. Bowes	80

Earned bonuses are paid within a reasonable time following the end of the performance period in cash, unless the Board specifically provides for a different form of payment.

Termination of employment before the end of the applicable annual performance period results in forfeiture of the bonus opportunity, except that if the NEO dies, becomes disabled or retires, a pro rata portion of any otherwise earned bonus will be payable upon termination of employment. In the event of a change in control of the Company, followed by the termination of an NEO's employment during the relevant performance period, the bonus will be payable at the target level upon termination of employment.

The bonuses earned by the NEOs for fiscal 2026 were higher for Corporate and Building Products executives when compared with fiscal 2025, and were lower for Consumer Products executives primarily due to the challenging consumer environment. Bonuses for fiscal 2026 results were paid at 153% of target levels for Corporate executives, 145% of target for Consumer Products executives and 177% of target for Building Products executives. The bonuses for fiscal 2025 results were paid at 148% of target levels for Corporate executives, 157% of target for Consumer Products executives and 156% of target for Building Products executives.

Bonuses earned by the NEOs for fiscal 2026, fiscal 2025 and fiscal 2024 are shown in the SCT in the “Annual Incentive Bonus Award” column within “Non-Equity Incentive Plan Compensation”.

On June 22, 2026, the Compensation Committee granted bonus opportunities to the NEOs for fiscal 2027. These annual cash incentive bonus awards are shown in the “Annual Cash Incentive Bonus Awards Granted to NEOs for Fiscal 2027” table in this Proxy Statement.

Long-Term Incentive Compensation

The Compensation Committee has implemented a long-term incentive compensation program for the NEOs, which consists of the following for fiscal 2026:

•
Performance shares and performance awards that are based on achieving measurable financial results over a three-fiscal-year period; and
•
Restricted stock.

The Compensation Committee has at times also awarded special PSAs to select NEOs in recognition of exceptional performance, a promotion and/or increased responsibility.

During fiscal 2026, long-term incentive compensation was awarded under the 2024 LTIP. The 2024 LTIP replaced the 1997 LTIP and the 2010 Stock Option Plan when our shareholders approved the 2024 LTIP on September 24, 2024.

In setting the size of the overall normal long-term incentive compensation awards, the Compensation Committee generally begins by looking at market median values for the comparator group, and then makes adjustments for each NEO for items such as the NEO’s time in the position, internal equity, performance and such other factors as the Compensation Committee deems appropriate. The percentage of the long-term incentive compensation provided by each type of award is determined by the Compensation Committee. For restricted stock, the value granted is generally based on a recent market price of the common shares. Likewise, the value of performance shares is generally based on the number of common shares that can be earned at target, multiplied by a recent common share price. The value used for performance awards is generally the amount that can be earned at target. The amount of each type of award granted to an NEO is determined consistent with the above factors, with the specific amount determined by the Compensation Committee on a subjective basis combining all of the factors considered.

40	2026 Proxy Statement • Executive Compensation

The Compensation Committee believes that using a blend of restricted stock, performance shares and performance awards represents a particularly appropriate and balanced method of motivating and rewarding the NEOs. Restricted stock aligns the interests of employee recipients with those of shareholders by providing value tied to appreciation in the common share price. Performance awards motivate long-term results because their value is tied to sustained financial achievement over a multiple-year period. Performance shares blend both of these features because the number of common shares received at vesting is tied to sustained financial achievement over a multiple-year period, and the value of those performance shares is tied to the price of the common shares. The Compensation Committee believes the combination of these forms of long-term incentive compensation is consistent with our compensation philosophy and objectives.

The Compensation Committee generally awards long-term incentive compensation at its June meeting. The restricted stock is generally made effective following the meeting and not until the close of the market on the first trading day after we report earnings for the just-completed fiscal year. Performance shares and performance awards have been based on performance over a three-fiscal-year period beginning with the first day of the first fiscal year in that period. An explanation of the calculation of the compensation expense relative to the equity-based long-term incentive compensation is set forth in the section of this CD&A captioned “Equity-Based Long-Term Incentive Compensation Accounting”.

Prior to fiscal 2026, the Compensation Committee awarded stock options under the 2010 Stock Option Plan. We have not backdated stock option grants to provide for lower exercise prices, nor have we repriced or offered buyouts of underwater stock options. Current plan provisions prohibit such repricing without shareholder consent.

Performance Shares and Performance Awards – In General

Annually, the NEOs are granted performance shares and performance awards that are earned based on the achievement of pre-established financial measures and goals (at threshold, target and maximum levels) over a prospective three-fiscal-year performance period. At the time the performance shares and performance awards are granted, the Compensation Committee determines the applicable financial measures and may consider the types of measures used by other companies and other relevant information provided by its compensation consultant in evaluating a change in financial measures from year to year. The performance shares and performance awards are designed to reward the NEOs for achieving the pre-established goals and increasing the common share price. If the performance criteria are met, payouts are generally made in the quarter following the end of the performance period.

If the performance level falls between threshold and maximum, the award is linearly pro-rated. Nothing is delivered or paid under the performance shares or performance awards if none of the three-fiscal-year financial thresholds are met.

Performance shares are generally settled in common shares and the value is determined not only by the number of common shares earned, but also by the price of the common shares at the time they are delivered. Performance awards may be paid in cash, common shares or a combination of both, as determined by the Compensation Committee; however, the Compensation Committee has historically paid the performance awards in cash.

The calculation of our results and the level of attainment of performance criteria are made solely by the Compensation Committee based upon our consolidated financial statements.

The Compensation Committee determines the appropriate changes and adjustments and may make adjustments for unusual events or other items deemed to not be indicative of our core operating results, including, without limitation, changes in tax and accounting rules and regulations, extraordinary gains and losses, mergers and acquisitions, and purchases or sales of substantial assets. Restructuring charges and other selected items are generally excluded from the calculation of all financial measures, and the impact of inventory holding gains or losses are generally factored out in calculating performance results.

Termination of employment results in forfeiture of performance shares and performance awards, except if termination is due to death, disability or retirement, a pro rata payout will be made for performance periods ending 24 months or less after termination of employment based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved. No payout will be made for performance periods ending more than 24 months after termination of employment. Pursuant to the 2024 LTIP, unless the Compensation Committee specifically provides otherwise at the time of grant, if a change in control occurs, all performance shares and performance awards would be payable in full and immediately settled or distributed,

2026 Proxy Statement • Executive Compensation	41

with the performance conditions deemed to be satisfied at the greater of the target level or actual performance during the applicable performance period through the date of the change in control.

Performance Shares and Performance Awards – Grants in Fiscal 2026

On June 26, 2025, the Compensation Committee granted the NEOs performance shares and performance awards for the three-fiscal-year period ending on May 31, 2028. For the NEOs other than Mr. Caravati and Mr. Bowes, the applicable performance measures are cumulative Corporate ROA for the performance period and Corporate Adjusted EBITDA growth over the performance period, with each performance measure carrying a 50% weighting. For Mr. Caravati, a Consumer Products segment executive, and Mr. Bowes, a Building Products segment executive, the performance measures and their weightings are: cumulative Corporate ROA, 25%; Corporate Adjusted EBITDA growth, 25%; and business segment Adjusted EBITDA, 50%. These performance measures were chosen because the Compensation Committee believes that:

•
Cumulative Corporate ROA metric strongly correlates with our growth in equity value;
•
The Corporate Adjusted EBITDA growth metric strongly correlates with our profitability; and
•
Segment Adjusted EBITDA ties directly into our Corporate Adjusted EBITDA growth, but is focused on business unit success that is more directly influenced by the performance of a segment executive.

The performance shares and performance awards granted to the NEOs for the fiscal 2026 through fiscal 2028 performance period were as follows:

	Performance Shares Granted (#)			Performance Awards Granted ($)
NEO	Threshold	Target	Maximum	Threshold	Target	Maximum
Mr. Hayek	7,365	14,730	29,460	600,000	1,200,000	2,400,000
Mr. Souza	1,055	2,110	4,220	86,000	172,000	344,000
Mr. Kennedy	1,530	3,060	6,120	125,000	250,000	500,000
Mr. Caravati	1,300	2,600	5,200	106,500	213,000	426,000
Mr. Bowes	985	1,970	3,940	80,000	160,000	320,000

Performance shares granted in fiscal 2026 for the performance period ending with fiscal 2028 are reported in the "Stock Awards" column of the SCT. Performance shares and performance awards granted in fiscal 2026 for the performance period ending with fiscal 2028 are reported in the "Grants of Plan-Based Awards for Fiscal 2026" table in this Proxy Statement. An explanation of the calculation of the compensation expense relative to those awards is set forth in the “Equity-Based Long-Term Incentive Compensation Accounting” section in this CD&A.

Performance Shares and Performance Awards – Vested in Fiscal 2026

The percentage of target levels achieved for the performance shares and performance awards that were granted in fiscal 2024 and vested at the end of fiscal 2026 were 52% for NEOs subject to Corporate performance measures, 26% for Mr. Caravati, a Consumer Products executive at the time the grants were made, and 82% for Mr. Bowes, a Building Products executive at the time the grants were made. Mr. Souza was not an executive officer and did not receive performance shares in fiscal 2024. As a result, the NEOs earned the following performance shares and performance awards following the completion of the three-fiscal-year performance period ended May 31, 2026:

NEO	Performance Shares Delivered (#)	Performance Awards Paid ($)
Mr. Hayek	3,495	309,900
Mr. Souza	0	25,825
Mr. Kennedy	1,138	103,300
Mr. Caravati	569	51,650
Mr. Bowes	1,014	97,854

Performance awards earned for the performance period ended with fiscal 2026 are also reported in the “Non-Equity Incentive Plan Compensation – Performance Award” column of the SCT.

42	2026 Proxy Statement • Executive Compensation

Restricted Stock

Restricted stock is intended to reward and incent executives by directly aligning their interests with the interests of shareholders. Restricted stock generally vests in full if the NEO remains continuously employed by us for a three-year period following the grant date. The time-based vesting condition also serves as a management retention tool. The Compensation Committee has granted, and may grant again, restricted stock with different vesting terms.

The Compensation Committee has at times also made supplemental grants of restricted stock to select NEOs in recognition of their exceptional performance, promotion and/or increase in responsibility. The terms of such supplemental grants are identical to the terms of the restricted stock awards held by the NEO at the time the supplemental grants are granted, including the vesting date, resulting in vesting of the supplemental grants either one or two years following the grant date if the NEO remains continuously employed by us through the vesting date.

Termination of employment before the end of the vesting period results in the forfeiture of the restricted stock, except that the award will vest (1) in full if the NEO dies or becomes permanently disabled and (2) if the Compensation Committee provides for the vesting of some or all of the restricted stock upon retirement. If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the restricted stock will fully vest upon termination of employment. Dividends accrued on restricted stock are distributed to the NEO in conjunction with vesting of the award.

Effective June 26, 2025, the Compensation Committee awarded the NEOs an aggregate of 26,920 shares of restricted stock that are scheduled to cliff vest on the third anniversary of the grant date as part of our annual grant to a wider pool of employees; 7,330 shares of restricted stock that are scheduled to cliff vest on the second anniversary of the grant date; and 3,660 shares of restricted stock that are scheduled to cliff vest on the first anniversary of the grant date. Restricted stock awarded to each NEO during fiscal 2026 was as follows:

NEO	Restricted Stock Awarded (#)
Mr. Hayek (1)	24,630
Mr. Souza (2)	2,930
Mr. Kennedy (3)	3,060
Mr. Caravati (4)	2,600
Mr. Bowes (5)	2,240

(1)
On June 26, 2025, Mr. Hayek received 14,730 shares of restricted stock which will become fully vested on the third anniversary of the grant date; 6,600 shares of restricted stock which will become fully vested on the second anniversary of the grant date; and 3,300 shares of restricted stock which became fully vested on the first anniversary of the grant date.
(2)
On June 26, 2025, Mr. Souza received 2,110 shares of restricted stock which will become fully vested on the third anniversary of the grant date; 550 shares of restricted stock which will become fully vested on the second anniversary of the grant date; and 270 shares of restricted stock which became fully vested on the first anniversary of the grant date.
(3)
On June 26, 2025, Mr. Kennedy received 3,060 shares of restricted stock which will become fully vested on the third anniversary of the grant date.
(4)
On June 26, 2025, Mr. Caravati received 2,600 shares of restricted stock which will become fully vested on the third anniversary of the grant date.
(5)
On June 26, 2025, Mr. Bowes received 1,970 shares of restricted stock which will become fully vested on the third anniversary of the grant date; 180 shares of restricted stock which will become fully vested on the second anniversary of the grant date; and 90 shares of restricted stock which became fully vested on the first anniversary of the grant date.

Restricted stock granted to the NEOs in fiscal 2026 is reported in the “Stock Awards” column of the SCT and the “Grants of Plan-Based Awards for Fiscal 2026” table of this Proxy Statement. Restricted stock is valued based on grant date fair value and calculated in accordance with ASC 718.

2026 Proxy Statement • Executive Compensation	43

Special PSAs

The Compensation Committee has at times awarded special PSAs to select NEOs, with vesting tied to the price of the common shares attaining certain levels for a 90 consecutive calendar day period during the term of the award. These awards are viewed as particularly appropriate as they are earned by NEOs only when the common share price increases significantly and, thus, our shareholders are also significantly benefited. While these awards do require a significant increase in the price of the common shares from the price on the grant date in order to vest, the Compensation Committee believes that the common share price targets for these awards are reasonable targets which can be met with steady consistent growth in our performance without the need for any undue risk-taking. The Compensation Committee believes that the special PSAs have served, and continue to serve, as a strong retention mechanism that provides a unique incentive to these identified leaders to further enhance our success, and directly ties their compensation to our first corporate goal of increasing the value of our shareholders’ investment.

The Compensation Committee has also granted special PSAs that give NEOs the right to receive the common shares if both a performance-based vesting condition (“Performance Condition”) and a time-based vesting condition (“Retention Condition”) are attained. These special PSAs are intended to facilitate executive retention and shareholder alignment.

The Performance Condition applicable to the first type of these special PSAs is Annualized ATSR during a three-year period (“Performance Period”), which Annualized ATSR must exceed a threshold level to be satisfied. If the Annualized ATSR Performance Condition is satisfied, the number of common shares that become eligible to vest will correspond to our actual Annualized ATSR results, as measured from the threshold level of Annualized ATSR to a maximum level of Annualized ATSR. Achievement at the threshold level results in 50% of the target number of common shares becoming eligible to vest, and achievement at the maximum level results in 150% of the target number of common shares becoming eligible to vest (with results between the threshold and maximum levels determined by straight-line interpolation).

The Performance Condition applicable to the second type of these special PSAs is Share Price Growth during the Performance Period, based on the highest average closing price over any 90 consecutive calendar day period during the Performance Period, which average closing price must exceed a threshold level to be satisfied. If the Share Price Growth Performance Condition is satisfied, the number of common shares that become eligible to vest will correspond to our actual Share Price Growth results, as measured from the threshold level of Share Price Growth to a maximum level of Share Price Growth. Achievement at the threshold level results in 50% of the target number of common shares becoming eligible to vest, and achievement at the maximum level results in 150% of the target number of common shares becoming eligible to vest (with results between the threshold and maximum levels determined by straight-line interpolation). The Compensation Committee shall review and certify the level of achievement of the Annualized ATSR Performance Condition and the Share Price Growth Performance Condition, as applicable, on a date within 60 days following the end of the Performance Period ("Certification Date").

The Retention Condition applicable to both types of these special PSAs requires the NEO to remain continuously employed by us through the applicable Certification Date. Any performance shares that become eligible to vest under the applicable Performance Condition will vest in full on the Certification Date if the corresponding Retention Condition is satisfied.

NEOs do not have the right to vote, and no dividends will accrue on or be paid with respect to, the common shares underlying the special PSAs.

In limited circumstances, the special PSAs may vest before the applicable Performance Condition and/or Retention Condition are met. If the NEO's employment terminates due to death or disability before the Certification Date, the special PSAs will vest on the Certification Date, if at all, based on the extent to which the applicable Performance Condition is met. If the NEO's employment is terminated by us without cause or by the NEO upon an adverse change in the terms of the NEO’s employment, as each is described in the applicable Award Agreement, within two years following a change in control, as defined in the applicable plan or award agreement, the performance shares will vest on the date such employment is terminated at the greater of the target level or at the level determined by actual performance through the date of such change in control. If the NEO's employment is terminated by us without cause after the applicable Performance Condition is met, but before the Certification Date, any outstanding performance shares that were eligible to vest as a result of meeting the applicable Performance Condition will vest.

44	2026 Proxy Statement • Executive Compensation

The Compensation Committee believes the Performance Conditions set forth in these special PSAs are appropriate targets, as their achievement would not only reward the NEO, but also our shareholders in general, as the Annualized ATSR and Share Price Growth targets provide for a meaningful increase in the price of, and returns related to, our common shares during the Performance Period. The Compensation Committee believes these are reasonable targets which can be reached by steady, consistent growth in our performance, without the need for any undue risk-taking.

Clawback Policy

The Board maintains a policy that provides for the Company to seek recovery of erroneously awarded incentive-based compensation received by our executive officers if we are required to prepare an accounting restatement of our financial statements due to the material noncompliance of any financial reporting requirement under the securities laws covering the three fiscal years preceding the date it is determined that the restatement is required. The policy is intended to comply with the related requirements of NYSE Rules and SEC Rules.

In addition, if we are required to restate our earnings as a result of material non-compliance with a financial reporting requirement due to misconduct, under Section 304 of SOX, our CEO and CFO would be required to reimburse us for any bonus or other incentive-based or equity-based compensation received by them from us during the 12-month period following the first filing with the SEC of the financial document that embodied the financial reporting requirement required to be restated, and any profits realized from the sale of the common shares during that 12-month period, to the extent required by SOX.

Long-Term Incentive Compensation Accounting

The accounting treatment for equity-based long-term incentive compensation is governed by ASC 718.

Performance shares, which include special PSAs, are initially valued using the price per common share based on the target award, and compensation expense is recorded prospectively over the performance period on a straight-line basis. This amount is then adjusted on a quarterly basis based on an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Performance awards are initially valued at the target level, and compensation expense is recorded prospectively over the performance period on a straight-line basis. This amount is then adjusted on a quarterly basis based on an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Restricted stock is valued at fair value as of the date of grant and the calculated compensation expense is recognized on a straight-line basis over the vesting period. For restricted stock with only time-based vesting, fair value is generally equal to the closing price of the common shares at the grant date. If the vesting is subject to other conditions, such as the special PSAs, the value is generally calculated under a Monte Carlo simulation model. Further information concerning the valuation of restricted stock and the assumptions used in that valuation is contained in “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note K – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2026 Form 10-K.

401(k) Plan

The NEOs participate in the 401(k) Plan, together with most of our other full-time, non-union employees. The 401(k) Plan is our primary retirement plan. Contributions made by us to participants’ accounts under the 401(k) Plan are generally based on 3% of eligible compensation which includes base salary, profit sharing, bonus and annual cash incentive bonus payments, overtime and commissions, up to the maximum limit set by the IRS from year to year ($360,000 for calendar 2026). In addition, the NEOs and other participants in the 401(k) Plan may elect to make voluntary contributions up to prescribed IRS limits. These voluntary contributions are generally matched by our contribution of 50% of the first 4% of eligible compensation contributed by the participant. Distributions under the 401(k) Plan are generally deferred until retirement, death or total and permanent disability.

2026 Proxy Statement • Executive Compensation	45

Non-Qualified Deferred Compensation

The NEOs and other highly-compensated employees are eligible to participate in the 2005 NQ Plan. The 2005 NQ Plan is a voluntary, non-tax-qualified, unfunded deferred compensation plan available only to select highly-compensated employees for the purpose of providing deferred compensation, and thus potential tax benefits, to these employees.

Under the 2005 NQ Plan, our executive officers may defer the payment of up to 50% of their base salary and up to 100% of their bonus. Amounts deferred are credited to the participants’ bookkeeping accounts under the 2005 NQ Plan at the time the base salary and/or bonus would have otherwise been paid. In addition, we may make discretionary employer contributions to the participants’ bookkeeping accounts in the 2005 NQ Plan. In recent years, we have made employer contributions in order to provide the same percentage of retirement-related deferred compensation to executive officers compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under the 401(k) Plan. For fiscal 2026, we made contributions to the 2005 NQ Plan for participants equal to (a) 3% of an executive’s annual compensation (base salary plus bonus) in excess of the IRS maximum and (b) a matching contribution of 50% of the first 4% of annual compensation contributed by the executive to the 401(k) Plan to the extent not matched by us under the 401(k) Plan. Participants in the 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting: (i) the returns on those investment options available under the 401(k) Plan or (ii) a fixed interest rate set annually by the Compensation Committee (4.06% for fiscal 2026), or (b) in theoretical common shares reflecting increases or decreases in the fair market value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed. Otherwise, participants in the 2005 NQ Plan may change the investment options for their bookkeeping accounts as of the time permitted under the 401(k) Plan for the same or a similar investment option.

Employees’ bookkeeping accounts in the 2005 NQ Plan are fully vested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares. Payouts of amounts credited to all other investment options are made in cash. Payments will be made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by us. Payments are made either in a lump sum or in installments, all as chosen by the participant at the time the deferral is elected. The Compensation Committee may permit hardship withdrawals from a participant’s account under defined guidelines.

Perquisites

We make a Club membership available to certain NEOs because we believe that such memberships can be useful for business entertainment purposes. For security and safety reasons, certain NEOs occasionally use our airplanes for personal travel. In such cases, the NEOs who use our airplanes for personal travel are charged an amount equal to the standard industry fare level, or SIFL rate, set forth in IRS revenue rulings, which is generally less than our incremental costs.

Other Company Benefits

We provide employees, including the NEOs, with a variety of other employee welfare benefits including medical benefits, disability benefits, life insurance, and accidental death and dismemberment insurance, which are generally provided to all full-time, non-union employees. We also provide the NEOs and other executives with life insurance and disability insurance benefits which are generally not provided to other employees, and for which we pay the full amount of the applicable premiums.

Termination and Change in Control Arrangements

We are not a party to any employment agreement or severance agreement with an NEO. An NEO whose employment with us terminates in certain circumstances is entitled to compensation that the Compensation Committee believes is appropriate, taking into account the time expected for a terminated NEO to find another job, and is intended to ease the consequences to an NEO of a termination of employment.

46	2026 Proxy Statement • Executive Compensation

The Compensation Committee recognizes the importance to us and our shareholders of avoiding the distraction and loss of key executives that may occur in connection with any rumored, threatened or actual change in control. To that end, the Compensation Committee believes that providing reasonable change in control benefits to the NEOs protects shareholder interests by enhancing executive focus during rumored, threatened or actual change in control activity through incentives to remain with us despite uncertainties while a transaction is under consideration or pending and assurance of benefits in the event of termination of employment in connection with a change in control. To reduce the potential distraction due to personal uncertainties and risks that inevitably arise when a change in control is rumored, threatened or pending, the NEOs are entitled to change in control benefits in connection with incentive compensation awards. The benefits under the incentive compensation awards are subject to a “double trigger” that provides for accelerated vesting of incentive compensation awards in connection with a change in control only if the employment of the NEO is terminated in connection with the change in control.

The Compensation Committee believes that these change in control provisions are appropriate, particularly because we have no employment agreements or other stand-alone change in control agreements relative to the NEOs or other executives. The payments that an NEO would be entitled to receive upon termination or a change in control are not considered by the Compensation Committee when making annual compensation decisions for the NEOs and do not factor into decisions made by the Compensation Committee regarding other compensation elements.

For additional information regarding the termination and change in control arrangements with the NEOs, see the section of this Proxy Statement captioned “Executive Compensation – Potential Payments Upon Termination or Change in Control”.

Tax Deductibility

Section 162(m) of the Internal Revenue Code generally limits the deduction that we may take for certain remuneration paid in excess of $1,000,000 to any “covered employee” in any one taxable year. Section 162(m) of the Internal Revenue Code applies to the CEO, the CFO and each of our three most highly compensated officers (not including the CEO and the CFO) and any person who has been the CEO, the CFO, or one of the other three most highly compensated officers in the subject year.

The Compensation Committee intends to continue to examine the best method to pay incentive compensation to executive officers, which will include consideration of any changes to Section 162(m) of the Internal Revenue Code. In all cases, whether or not some portion of a covered employee’s compensation is tax deductible, the Compensation Committee will continue to carefully consider the net cost and value of our compensation policies to us.

2026 Proxy Statement • Executive Compensation	47

Compensation Committee Report

The Compensation Committee has reviewed the CD&A contained in this Proxy Statement and discussed the CD&A with management. Based upon such review and discussion, the Compensation Committee recommended to the full Board, and the full Board approved, that the CD&A be included in this Proxy Statement and incorporated by reference into the 2026 Form 10‑K.

The foregoing report is provided by the Compensation Committee of the Board.

Compensation Committee

Michael J. Endres, Chair
Kerrii B. Anderson
Paul G. Heller
Ozey K. Horton, Jr.
Brantley J. Standridge

48	2026 Proxy Statement • Executive Compensation

Fiscal 2026 Summary Compensation Table

The following table lists, for each of fiscal 2026, fiscal 2025 and fiscal 2024, the compensation of the NEOs (i.e., our CEO, CFO, the three other most highly compensated executive officers at the end of fiscal 2026):

						Non-Equity Incentive Plan Compensation
Name and Principal Position(s) During Fiscal 2026	Fiscal Year	Salary ($) (1)	Discretionary Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Annual Incentive Bonus ($) (1)	Performance Award ($) (4)	All Other Compensation ($) (5)	Total ($)
Joseph B. Hayek	2026	784,135	0	2,482,435	0	1,468,800	309,900	146,773	5,192,043
President & Chief Executive Officer	2025	660,240	0	1,747,344	158,130	1,111,500	560,000	100,852	4,338,066
	2024	529,471	250,000	2,708,391	150,510	937,200	1,000,000	90,155	5,665,727
Colin J. Souza (6)	2026	339,423	0	771,773	0	481,950	25,825	33,264	1,652,235
Vice President & Chief Financial Officer	2025	257,308	0	381,152	17,570	265,834	33,333	18,414	973,610

Patrick J. Kennedy	2026	506,827	0	839,888	0	585,225	103,300	57,600	2,092,840
Vice President, General Counsel & Secretary	2025	481,250	0	422,530	59,738	550,193	183,333	52,824	1,749,867
	2024	420,592	250,000	1,219,820	51,900	454,080	283,334	53,368	2,733,094
Steven M. Caravati	2026	389,067	0	781,864	0	568,850	51,650	71,259	1,862,690
President, Consumer Products	2025	375,769	0	287,170	50,953	596,220	91,667	56,822	1,458,601
	2024	358,503	0	929,420	51,900	360,720	150,000	48,838	1,899,381
James R. Bowes (6)	2026	383,654	0	719,425	0	527,280	97,854	60,479	1,788,692
President, Building Products	2025	355,346	0	269,780	36,897	385,812	56,267	33,257	1,137,359

(1)
The amounts shown in these columns include that portion of salaries, discretionary bonuses and annual bonuses the NEOs elected to defer pursuant to the 401(k) Plan or the 2005 NQ Plan. Amounts deferred pursuant to the 2005 NQ Plan in fiscal 2026 are separately shown in the “Non-Qualified Deferred Compensation for Fiscal 2026” table in this Proxy Statement.
(2)
The amounts shown in this column include the aggregate grant date fair values of all stock awards granted in the fiscal year reported, computed in accordance with ASC 718, including: (i) the performance shares granted to the NEOs in last three fiscal years; (ii) the restricted stock granted to the NEOs in the last three fiscal years; (iii) the special PSAs (tied to Annualized ATSR and Share Price Growth) granted to the NEOs in fiscal 2024; and (iv) the special PSAs (tied to Annualized ATSR) granted to the NEOs in fiscal 2026. The grant date fair values of the performance shares and the special PSAs were calculated assuming achievement at the target levels. The grant date fair value of the performance shares granted to the NEOs in fiscal 2026 assuming the maximum levels of performance will be achieved are $1,858,042 for Mr. Hayek, $266,155 for Mr. Souza, $385,988 for Mr. Kennedy, $327,964 for Mr. Caravati, and $248,496 for Mr. Bowes. The grant date fair value of the special PSAs to the NEOs in fiscal 2026 assuming the maximum levels of performance will be achieved are $680,850 for each of Mr. Souza, Mr. Kennedy, Mr. Caravati, and Mr. Bowes. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note K – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2026 Form 10-K for the assumptions used regarding the stock awards. The “Grants of Plan-Based Awards for Fiscal 2026” table in this Proxy Statement provides further information on stock awards granted in fiscal 2026.
(3)
The amounts shown in this column represent the aggregate grant date fair values of the stock options granted to the NEOs in fiscal 2025 ($17.57 per common share) and fiscal 2024 ($25.95 or $16.49 post-Separation per common share) computed in accordance with ASC 718. The amounts shown in this column exclude the impact of estimated forfeitures, as required by SEC Rules. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note K – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2026 Form 10-K for the assumptions used and additional information regarding the stock options.
(4)
The amounts shown in this column reflect the performance awards earned by the NEOs for the three-fiscal-year performance periods ended with fiscal 2026, fiscal 2025 and fiscal 2024. For additional detail, see the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Performance Shares and Performance Awards – In General” and “— Performance Shares and Performance Awards - Vested in Fiscal 2026” in this Proxy Statement.
(5)
The following table describes each component of the “All Other Compensation” column for fiscal 2026:

Name	Company Contributions under 401(k) Plan ($) (a)	Company Contributions under 2005 NQ Plan ($) (b)	Group Term Life and Disability Insurance Premiums Paid ($) (c)	Perquisites ($) (d) (e)
Joseph B. Hayek	17,256	75,623	7,499	46,395
Colin J. Souza	18,558	11,657	3,050	*
Patrick J. Kennedy	16,604	35,019	5,976	*
Steven M. Caravati	17,741	31,510	5,959	16,050
James R. Bowes	18,331	20,310	5,788	16,050

(a)
The amounts in this column represent our contributions and our matching contributions made under the 401(k) Plan which are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — 401(k) Plan” in this Proxy Statement.

2026 Proxy Statement • Executive Compensation	49

(b)
The amounts in this column represent our contributions and our matching contributions made under the 2005 NQ Plan to the bookkeeping accounts of the NEOs. See the “Non-Qualified Deferred Compensation for Fiscal 2026” table in this Proxy Statement for more information concerning the contributions made by us under the 2005 NQ Plan for fiscal 2026.
(c)
The amounts in this column represent the dollar value of the group term life insurance and disability insurance premiums paid by us on behalf of the NEOs.
(d)
Perquisites generally include dues and similar fees paid by us for Club memberships used by certain NEOs for both business and personal use. Such membership dues and similar fees amounted to $16,040 for each of Messrs. Hayek, Caravati and Bowes. Perquisites also include the aggregate incremental cost of the personal use of our aircraft, which amounted to $30,345 for Mr. Hayek. The reported aggregate incremental cost of the personal use of our aircraft is based on the direct costs associated with operating a flight, including fuel, landing fees, pilot and flight attendant fees, on-board catering and trip-related hangar costs and excluding the value of the disallowed corporate income tax deductions associated with the personal use of the aircraft. Since our aircraft are used primarily for business travel, the reported aggregate incremental cost excludes fixed costs which do not change based on usage, including depreciation and monthly management fees.
(e)
The column shows “*” when the aggregate value of the perquisites and other personal benefits received by the NEO for the fiscal year was less than $10,000.
(6)
Mr. Souza and Mr. Bowes did not qualify as an NEO under SEC Rules until fiscal 2025. Accordingly, this table shows information for fiscal 2026 and fiscal 2025 only.

50	2026 Proxy Statement • Executive Compensation

Grants of Plan-Based Awards

The following table provides information about the equity and non-equity awards granted to the NEOs in fiscal 2026.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (1)
Name	Grant Date	Compensation Committee Approval Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards ($)
Joseph B. Hayek			(2)	480,000	960,000	1,920,000
			(3)	300,000	600,000	1,200,000
	6/26/2025	6/23/2025					7,365	14,730	29,460		929,021
	6/26/2025	6/23/2025	(4)							14,730	929,021
	6/26/2025	6/23/2025	(5)							6,600	416,262
	6/26/2025	6/23/2025	(6)							3,300	208,131
Colin J. Souza			(2)	157,500	315,000	630,000
			(3)	25,000	50,000	100,000
	6/26/2025	6/23/2025					1,055	2,110	4,220		133,078
	6/26/2025	6/23/2025	(4)							2,110	133,078
	6/26/2025	6/23/2025	(5)							550	34,689
	6/26/2025	6/23/2025	(6)							270	17,029
	6/30/2025	6/23/2025					5,000	10,000	15,000		453,900
Patrick J. Kennedy			(2)	191,250	382,500	765,000
			(3)	100,000	200,000	400,000
	6/26/2025	6/23/2025					1,530	3,060	6,120		192,994
	6/26/2025	6/23/2025	(4)							3,060	192,994
	6/30/2025	6/23/2025					5,000	10,000	15,000		453,900
Steven M. Caravati			(2)	195,750	391,500	783,000
			(3)	100,000	200,000	400,000
	6/26/2025	6/23/2025					1,300	2,600	5,200		163,982
	6/26/2025	6/23/2025	(4)							2,600	163,982
	6/30/2025	6/23/2025					5,000	10,000	15,000		453,900
James R. Bowes			(2)	156,000	312,000	624,000
			(3)	60,000	120,000	240,000
	6/26/2025	6/23/2025					985	1,970	3,940		124,248
	6/26/2025	6/23/2025	(4)							1,970	124,248
	6/26/2025	6/23/2025	(5)							180	11,353
	6/26/2025	6/23/2025	(6)							90	5,676
	6/30/2025	6/23/2025					5,000	10,000	15,000		453,900

(1)
These columns show the potential payouts under (i) performance shares granted to the NEOs on June 26, 2025 under the 2024 LTIP for the three-fiscal-year performance period from June 1, 2025 to May 31, 2028, and (ii) the special PSAs granted to the NEOs on June 30, 2025 under the 2024 LTIP. The types of performance measures and the weighting of those measures are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Performance Shares and Performance Awards — In General”, “— Performance Shares and Performance Awards — Grants in Fiscal 2026" and "— Special PSAs”, in this Proxy Statement. For further information on the terms of the performance share awards and special PSAs, including those applicable to termination or a change in control, see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Termination and Change in Control Arrangements” and “Executive Compensation — Potential Payments Upon Termination or Change in Control” in this Proxy Statement. The grant date fair value of the performance shares, computed in accordance with ASC 718, was calculated based upon the target award and the closing price of the common shares on the date of grant, which was $63.07 for the awards issued on June 26, 2025. The grant date fair value for the special PSAs granted to the NEOs on June 30, 2025 was $45.39 per common share, determined using the Monte Carlo simulation model.
(2)
These rows show the potential payouts which could have been earned under bonus opportunities granted under the Annual Incentive Plan for Executives, based on achievement of specified levels of performance for fiscal 2026. The types of performance measures and the weighting of those measures are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Bonus” in this Proxy Statement. For fiscal 2026, the NEOs earned the amounts shown in the “2026” rows of the “Annual Incentive Bonus ” column of the SCT. Please also see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis” in this Proxy Statement for more information about the bonuses.
(3)
These rows show the potential payouts under performance awards granted to the NEOs under the 2024 LTIP for the three-fiscal-year performance period from June 1, 2025 to May 31, 2028. The types of performance measures and the weighting of those measures are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Performance Shares and Performance Awards — In General” in this Proxy Statement. For further information on the terms of the performance awards, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Performance Shares and Performance Awards — Grants in Fiscal 2026" in this Proxy Statement. For additional information about the effect of termination or a change in control, also see the discussion in the section captioned “Executive Compensation – Compensation Discussion and Analysis — Termination and Change in Control Arrangements” and “Executive Compensation — Potential Payments Upon Termination or Change in Control” in this Proxy Statement.
(4)
These rows show the restricted stock awarded effective June 26, 2025 under the 2024 LTIP, which will cliff vest three years after the grant date. The restricted stock is held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted stock may exercise any voting rights associated with the restricted stock during the restriction period. In addition, any dividends or distributions paid with respect to the restricted stock will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted stock with respect to which they were paid.

Restricted stock is generally forfeited in the event of termination of an NEO’s employment before vesting, except that (i) the restricted stock will fully vest if the NEO dies or becomes totally disabled, (ii) a pro-rated portion of the restricted stock will vest upon the NEO’s retirement, and (iii) the Compensation Committee, in its discretion, may elect to vest all or a portion of the restricted stock upon the NEO’s retirement. For information on the

2026 Proxy Statement • Executive Compensation	51

effect of termination or a change in control, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Termination and Change in Control Arrangements” and “Executive Compensation — Potential Payments Upon Termination or Change in Control” in this Proxy Statement.

The grant date fair value for the restricted stock, computed in accordance with ASC 718, was calculated by multiplying the quantity of restricted stock granted by the grant date closing price of $63.07. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note K – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2026 Form 10-K for additional information regarding the restricted stock awards.

(5)
These rows show the restricted stock awarded effective June 26, 2025 under the 2024 LTIP, which will cliff vest two years after the grant date. The terms of these awards, and the manner in which the grant date fair value of these awards were computed, are substantially the same as for the restricted stock described in footnote (4) above.
(6)
These rows show the restricted stock awarded effective June 26, 2025 under the 2024 LTIP, which vested one year after the grant date. The terms of these awards, and the manner in which the grant date fair value of these awards were computed, are substantially the same as for the restricted stock described in footnote (4) above.

52	2026 Proxy Statement • Executive Compensation

Outstanding Equity Awards at Fiscal 2026 Year-End

The following table summarizes the outstanding stock options, restricted stock and performance shares held by the NEOs as of May 31, 2026. For additional information about equity awards, see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components”, in this Proxy Statement.

Option Awards (1)						Stock Awards
Name	No. of Common Shares Underlying Unexercised Options (#) Exercisable	No. of Common Shares Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#) (2)		Market Value of Common Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Performance Period Ending Date
Joseph B. Hayek	8,340	0		38.25	06/25/2031
	12,117	0		29.48	06/24/2032
	6,084	3,043	(5)	44.15	06/30/2033
	3,000	6,000	(6)	47.00	06/27/2034
						10,386	(8)	589,613
						7,500	(9)	425,775
						10,100	(10)	573,377
						1,760	(11)	99,915
						19,200	(12)	1,089,984
						14,730	(13)	836,222
						6,600	(14)	374,682
						3,300	(15)	187,341
									16,670	946,356	04/09/2027
									16,670	946,356	04/09/2027
									6,700	380,359	05/31/2027
									14,730	836,222	05/31/2028
Colin J. Souza	333	667	(6)	47.00	06/27/2034
						1,258	(8)	71,417
						4,721	(8)	268,011
						1,200	(10)	68,124
						1,240	(11)	70,395
						4,600	(12)	261,142
						2,110	(13)	119,785
						550	(14)	31,224
						270	(15)	15,328
									2,330	132,274	04/09/2027
									2,330	132,274	04/09/2027
									800	45,416	05/31/2027
									2,110	119,785	05/31/2028
									10,000	567,700	06/30/2028
Patrick J. Kennedy	1,258	0		38.25	06/25/2031
	3,776	0		29.48	06/24/2032
	2,098	1,049	(5)	44.15	06/30/2033
	1,133	2,267	(6)	47.00	06/27/2034
						3,462	(8)	196,538
						5,000	(9)	283,850
						3,900	(10)	221,403
						1,660	(11)	94,238
						3,060	(13)	173,716
									7,500	425,775	04/09/2027
									7,500	425,775	04/09/2027
									2,600	147,602	05/31/2027
									3,060	173,716	05/31/2028
									10,000	567,700	06/30/2028

2026 Proxy Statement • Executive Compensation	53

Option Awards (1)						Stock Awards
Name	No. of Common Shares Underlying Unexercised Options (#) Exercisable	No. of Common Shares Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#) (2)		Market Value of Common Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Performance Period Ending Date
Steven M. Caravati	2,045	0		38.25	06/25/2031
	3,776	0		29.48	06/24/2032
	2,098	1,049	(5)	44.15	06/30/2033
	967	1,933	(6)	47.00	06/27/2034
						3,462	(8)	196,538
						3,300	(10)	187,341
						410	(11)	23,276
						2,600	(13)	147,602
									7,500	425,775	04/09/2027
									7,400	420,098	04/09/2027
									2,200	124,894	05/31/2027
									2,600	147,602	05/31/2028
									10,000	567,700	06/30/2028
James R. Bowes	734	367	(5)	44.15	06/30/2033
	400	200	(7)	58.08	12/21/2033
	700	1,400	(6)	47.00	06/27/2034
						1,258	(8)	71,417
						600	(9)	34,062
						2,400	(10)	136,248
						1,160	(11)	65,853
						1,970	(13)	111,837
						180	(14)	10,219
						90	(15)	5,109
									7,500	425,775	04/09/2027
									7,500	425,775	04/09/2027
									1,600	90,832	05/31/2027
									1,970	111,837	05/31/2028
									10,000	567,700	06/30/2028
(1)
All stock options outstanding as of May 31, 2026 were granted under the 2010 Stock Option Plan with exercise prices equal to the fair market value of the underlying common shares on the date of grant. All unvested stock options become exercisable in increments of one-third per year for the first three anniversaries of the grant date, subject to continued employment of the NEO and the terms of each stock option award. See the discussion in the section captioned “Executive Compensation — Potential Payments Upon Termination or Change in Control — Stock Options” in this Proxy Statement. The dates listed for vesting of the stock options in footnotes (5), (6) and (7) below are subject to continued employment of the NEO and the terms of the applicable stock option awards.
(2)
The restricted stock granted to the NEOs are held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted stock may exercise any voting rights associated with the restricted stock during the restriction period. In addition, any dividends or distributions paid with respect to the restricted stock will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted stock with respect to which they were paid. For further information concerning the terms of the restricted stock granted to the NEOs, please see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Restricted Stock”, and “— Grants of Plan-Based Awards” in this Proxy Statement.
(3)
Each market value shown in this column is calculated by multiplying the amount of restricted stock granted by the $56.77 closing price of the common shares on May 29, 2026, the last business day of fiscal 2026, without any discount for restrictions.
(4)
The amounts shown in these columns assume that the performance shares granted for each of the three-fiscal-year periods ending with fiscal 2027 and fiscal 2028 and any special PSAs will be earned at the target amount based upon achieving those specified performance levels and multiplying such amount by the $56.77 closing price of the common shares on May 29, 2026, the last business day of fiscal 2026. See the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns of the “Grants of Plan-Based Awards for Fiscal 2026” table in this Proxy Statement for the threshold, target and maximum number of performance shares that may be received for the three-fiscal-year performance period ending with fiscal 2028.
(5)
These stock options vested on June 30, 2026.
(6)
These stock options vested 50% on June 27, 2026 and will vest 50% on June 27, 2027, subject to continued employment of the NEO and the terms of the award agreement.
(7)
These stock options will vest on December 21, 2026, subject to continued employment of the NEO and the terms of the award agreement.
(8)
This restricted stock was granted effective June 30, 2023 under the 1997 LTIP, and fully vested on the third anniversary of the date of grant.
(9)
This restricted stock was granted effective December 21, 2023 under the 1997 LTIP, and will become fully vested on the third anniversary of the date of grant, subject to continued employment of the NEO and the terms of the award agreement.
(10)
This restricted stock was granted effective June 27, 2024 under the 1997 LTIP, and will become fully vested on the third anniversary of the date of grant, subject to continued employment of the NEO and the terms of the award agreement.

54	2026 Proxy Statement • Executive Compensation

(11)
This restricted stock was granted effective June 27, 2024 under the 1997 LTIP, and fully vested on the second anniversary of the date of grant.
(12)
This restricted stock was granted effective November 6, 2024 under the 2024 LTIP, and will become fully vested on the third anniversary of the date of grant, subject to continued employment of the NEO and the terms of the award agreement.
(13)
This restricted stock was granted effective June 26, 2025 under the 2024 LTIP, and will become fully vested on the third anniversary of the date of grant, subject to continued employment of the NEO and the terms of the award agreement.
(14)
This restricted stock was granted effective June 26, 2025 under the 2024 LTIP, and will become fully vested on the second anniversary of the date of grant, subject to continued employment of the NEO and the terms of the award agreement.
(15)
This restricted stock was granted effective June 26, 2025 under the 2024 LTIP, and fully vested on the first anniversary of the date of grant.

2026 Proxy Statement • Executive Compensation	55

Option Exercises and Stock Vested

The following table sets forth information about (i) stock options exercised by NEOs in fiscal 2026; (ii) performance shares earned by NEOs for the three-fiscal-year period ended with fiscal 2026; and (iii) restricted stock held by NEOs which vested in fiscal 2026:

	Option Awards		Stock Awards
Name	Number of Common Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Common Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Joseph B. Hayek			3,495	(1)	185,550	(1)
			12,904	(2)	776,176	(2)
			880	(3)	56,153	(3)
Colin J. Souza			620	(3)	39,562	(3)
			1,101	(4)	67,194	(4)
Patrick J. Kennedy			1,138	(1)	60,416	(1)
			4,091	(2)	246,074	(2)
			830	(3)	82,962	(3)
Steven M. Caravati			569	(1)	30,208	(1)
			23,606	(2)	1,419,901	(2)
			4,091	(2)	246,074	(2)
			200	(3)	12,762	(3)
			15,737	(5)	946,581	(5)
James R. Bowes			1,014	(1)	58,833	(1)
			1,888	(2)	113,563	(2)
			580	(3)	37,010	(3)
			960	(6)	50,678	(6)

(1)
The number of common shares acquired on vesting relates to performance shares granted effective June 1, 2023, and represents the common shares earned with respect to the three-fiscal-year period ended with fiscal 2026. The value realized on vesting represents the number of common shares earned multiplied by the closing market price of the common shares on the July 7, 2026 vesting date ($53.09 per common share). The number of common shares actually received by the NEOs was reduced in each case by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received by each of the NEOs as follows: Mr. Hayek – 1,936; Mr. Kennedy - 630; Mr. Caravati - 310; and Mr. Bowes - 561.
(2)
The number of common shares acquired on vesting relates to the restricted stock granted on June 24, 2022, which vested on June 24, 2025. The value realized on vesting represents the number of common shares vested multiplied by the closing market price of the common shares on the vesting date ($60.15 per common share). The number of common shares actually received by each NEO was reduced by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received by each of the NEOs as follows: Mr. Hayek – 7,052; Mr. Kennedy - 2,235; Mr. Caravati - 12,900 and 2,235 (the first of which was a retention award and the second of which was an ordinary annual award); and Mr. Bowes – 1,035.
(3)
The number of common shares acquired on vesting relates to the restricted stock granted on June 27, 2024, which vested on June 27, 2025. The value realized on vesting represents the number of common shares vested multiplied by the closing market price of the common shares on the vesting date ($63.81 per common share). The number of common shares actually received by each NEO was reduced by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received by each of the NEOs as follows: Mr. Hayek - 480; Mr. Souza - 338; Mr. Kennedy - 453; Mr. Caravati - 109; and Mr. Bowes - 316.
(4)
The number of common shares acquired on vesting relates to the restricted stock granted on September 20, 2022, which vested on September 20, 2025. The value realized on vesting represents the number of common shares vested multiplied by the closing market price of the common shares on the first trading day following the weekend vesting date ($61.03 per common share). The number of common shares actually received by Mr. Souza was reduced by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received being 601.
(5)
The number of common shares acquired on vesting relates to the special PSA granted on June 24, 2022, which vested on June 24, 2025. The value realized on vesting represents the number of common shares vested multiplied by the closing market price of the common shares on the vesting date ($60.15 per common share). The number of common shares actually received by Mr. Caravati was reduced by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received being 8,602.
(6)
The number of common shares acquired on vesting relates to the restricted stock granted on December 21, 2023, which vested on December 21, 2025. The value realized on vesting represents the number of common shares vested multiplied by the closing market price of the common shares on the first trading day following the weekend vesting date ($52.79 per common share). The number of common shares actually received by Mr. Bowes was reduced by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received being 524 common shares.

56	2026 Proxy Statement • Executive Compensation

Non-Qualified Deferred Compensation

We maintain the 2005 NQ Plan, which provides for the deferral of compensation on a basis that is not tax-qualified. The 2005 NQ Plan is intended to supplement the 401(k) Plan. For further information on the terms of the 2005 NQ Plan, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Non-Qualified Deferred Compensation” in this Proxy Statement.

Highly-compensated employees, including the NEOs, are eligible to participate in the 2005 NQ Plan.

Under the 2005 NQ Plan, participants may defer the payment of up to 50% of their salary and up to 100% of their bonus. Deferred amounts are credited to the participants’ bookkeeping accounts under the 2005 NQ Plan at the time the salaries and/or bonus would have otherwise been paid. In addition, we may make discretionary employer contributions to participants’ bookkeeping accounts in the 2005 NQ Plan. For fiscal 2026, in order to provide the same percentage of retirement-related deferred compensation contributions to participants compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under tax-qualified plans, we made contributions to participants’ bookkeeping accounts under the 2005 NQ Plan equal to (i) 3% of a participant’s annual compensation (salary plus bonus) in excess of the IRS maximum; and (ii) a matching contribution of 50% of the first 4% of annual compensation contributed by the participant to the 401(k) Plan to the extent not matched by us under the 401(k) Plan.

Participants in the 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting (i) a fixed interest rate which is set annually by the Compensation Committee (4.06% for fiscal 2026) or (ii) the returns on those investment options available under the 401(k) Plan, or (b) in theoretical common shares reflecting increases or decreases in the value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed. Otherwise, participants in the 2005 NQ Plan may change the investment options for their bookkeeping accounts as of the time permitted under the 401(k) Plan for the same or a similar investment option.

Bookkeeping accounts of participants are fully vested under the 2005 NQ Plan. Theoretical common shares are paid in whole common shares and cash in lieu of fractional common shares and all other amounts are paid in cash. Payouts are made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by us. Payouts are made in a lump sum or in installments, as chosen by the participant at the time the deferral election is made. The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the 2005 NQ Plan in accordance with defined guidelines.

2026 Proxy Statement • Executive Compensation	57

The following table provides information concerning the participation by the NEOs in the 2005 NQ Plan for fiscal 2026:

Name	Executive Contributions in Fiscal 2026 ($) (1)	Company Contributions in Fiscal 2026 ($) (2)	Aggregate Earnings in Fiscal 2026 ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at May 31, 2026 ($) (4)
Joseph B. Hayek	213,686	75,623	123,780	0	1,574,987
Colin J. Souza	0	11,657	1,772	0	13,429
Patrick J. Kennedy	70,627	35,019	86,965	0	461,291
Steven M. Caravati	63,511	31,510	123,255	0	597,916
James R. Bowes	102,859	20,310	79,942	0	455,837

(1)
The amounts in this column reflect contributions to the 2005 NQ Plan during fiscal 2026 as a result of deferrals of salary and/or bonus awards which would otherwise have been paid to the NEOs. These amounts are also included in the “Salary” or “Annual Incentive Bonus” columns, respectively, for fiscal 2026 in the SCT.
(2)
These contributions are included in the SCT.
(3)
The amounts included in this column represent the aggregate earnings accrued during fiscal 2026. Since the earnings on compensation that has been deferred under the 2005 NQ Plan by the NEOs do not represent “above-market” earnings for purposes of SEC Rules, none of the amounts included in this column have been reported in the SCT.
(4)
The amounts included in this column represent contributions by us or the NEOs and credited to the respective NEOs’ bookkeeping accounts under the 2005 NQ Plan and earnings on the amounts credited to those accounts. The total amount of our and NEO contributions to the 2005 NQ Plan, which are included in this column are as follows: (a) Mr. Hayek- $1,081,667; (b) Mr. Souza - $11,657; (c) Mr. Kennedy - $322,122; (d) Mr. Caravati - $325,656; and (e) Mr. Bowes - $312,163. Includes amounts previously reported as compensation to the NEOs, as applicable, in the Summary Compensation Table for fiscal 2025 and fiscal 2024 as follows: (a) Mr. Hayek - $110,616; (b) Mr. Souza - N/A; (c) Mr. Kennedy - $57,605; (d) Mr. Caravati - $32,153; (e) Mr. Bowes - $14,830. The aggregate balance shown for each of the NEOs is fully vested.

58	2026 Proxy Statement • Executive Compensation

Potential Payments Upon Termination or

Change in Control

This section addresses the rights of the NEOs in the event their employment with us is terminated or upon a change in control (as described later in this section). The narrative discussion and tables below set forth the compensation payable to each NEO (or his or her beneficiaries, as applicable) as a result of the NEO’s termination of employment with us under various scenarios or upon a change in control. The amounts shown in the tables below assume that the NEO’s termination and/or change in control were effective as of May 29, 2026, the final business day of fiscal 2026. The closing market price of the common shares on May 29, 2026 was $56.77. The actual amounts that would be payable in connection with the termination of a NEO or a change in control could only be determined at the time of the actual triggering event and may differ materially from those estimated and presented in this Proxy Statement.

Bonus

Termination of employment before the end of the applicable annual performance period results in forfeiture of bonus opportunities, except that if the NEO dies, becomes disabled or retires, the bonus will be payable based on (1) the extent to which the performance goals applicable to the award are satisfied through the end of the applicable performance period and (2) a pro rata amount determined by the number of full months in the performance period that passed prior to such termination.

Unless the Compensation Committee provides otherwise at the time of establishing the bonus opportunity, if, during the applicable annual performance period, a change in control occurs and the NEO’s employment is terminated for any reason, then the bonus will be payable at the target level upon termination of employment.

Stock Options

Termination of employment results in the forfeiture of unvested stock options, except that the Compensation Committee may exercise its discretion to cause all or a portion of the unvested stock options to vest upon retirement, death or disability. Upon termination of employment due to retirement, death or disability, the vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 36 months after the termination of employment.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to a constructive termination, the unvested portion of any outstanding stock options will vest and become exercisable upon termination of employment. Additionally, the then vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 12 months after the termination of employment. The Compensation Committee may allow the NEO to elect, during the 60-day period following a change in control, to surrender all or a portion of any outstanding stock option in exchange for a cash payment equal to the excess of the change in control price per share over the exercise price per share.

Performance Shares and Performance Awards

Termination of employment results in forfeiture of performance shares and performance awards, except if termination is due to death, disability or retirement, a pro rata payout will be made for performance periods ending 24 months or less after termination of employment based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved. No payout will be made for performance periods ending more than 24 months after termination of employment.

Unless the Compensation Committee provides otherwise at the time of grant, if a change in control occurs, followed by an actual or constructive termination of employment, all performance shares and performance awards will be payable in full at the target level and will be immediately settled or distributed.

2026 Proxy Statement • Executive Compensation	59

Restricted Stock

Termination of employment before the end of the three-year vesting period results in the forfeiture of restricted stock, except that the award will vest (1) in full if the NEO dies or becomes permanently disabled and (2) ratably if the NEO retires (based on the number of full months in the vesting period that have passed prior to retirement), unless the Compensation Committee provides for the vesting of some or all of the restricted stock upon retirement. Historically, the Compensation Committee generally exercised its discretion to fully vest all restricted stock upon retirement of an executive officer.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the restricted stock will fully vest upon termination of employment. Dividends accrued on restricted stock are distributed to the NEO in conjunction with vesting of the award.

Special PSAs

Termination of employment before the Performance Condition and/or each Retention Condition is met generally results in the forfeiture of the special PSAs; however, in limited circumstances, the special PSAs may vest before the occurrence of such events. If the NEO’s employment terminates due to death or disability during the Performance Period, the special PSAs will vest on the last day of the Performance Period, if at all, based on the extent to which the Performance Condition is met. If the NEO’s employment terminates due to death or disability after the Performance Period, any outstanding special PSAs that were eligible to vest as a result of meeting the Performance Condition will vest. If the NEO’s employment is terminated by us without cause after the Performance Condition is met, but before all Retention Conditions are met, any outstanding special PSAs that are eligible to vest as a result of meeting the Performance Condition will vest.

For those special PSAs that vest if a sustained price target for the common shares is maintained for a fixed period of time, termination of employment before the end of the five-year vesting period results in the forfeiture of the special PSAs, except that the award will vest (1) in full if the NEO’s employment is terminated by us without cause after the performance condition has been met but before the five-year vesting period has ended and (2) in full if the NEO dies or becomes disabled after the performance condition has been met but before the five-year vesting period has ended. The Compensation Committee may also elect to accelerate the vesting of some or all of these special PSAs if the NEO dies or becomes disabled before the satisfaction of the performance condition.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the special PSAs will vest as of the date of the change in control at the greater of the target level or at the level determined by actual performance.

For those special PSAs that vest if a sustained price target for the common shares is maintained for a fixed period of time, if a change in control occurs and the NEO’s employment is, during the two years following the change in control (but before the end of the term of the award), terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, these special PSAs will fully vest upon termination of employment.

2005 NQ Plan

Upon termination of employment, each participating NEO would receive his or her balance in the 2005 NQ Plan, as is reflected in the “Aggregate Balance at May 31, 2026” column of the “Nonqualified Deferred Compensation for Fiscal 2026” table in this Proxy Statement, subject to any required waiting period.

In the event of a change in control, each participating NEO would receive his or her balance in the 2005 NQ Plan, as is reflected in the “Aggregate Balance at May 31, 2026” column of the “Nonqualified Deferred Compensation for Fiscal 2026” table in this Proxy Statement, subject to any required waiting period, as of the date of the change in control. See the “Non-Qualified Deferred Compensation for Fiscal 2026” table in this Proxy Statement for further information.

60	2026 Proxy Statement • Executive Compensation

Change in Control Described

Under the 1997 LTIP, the 2010 Stock Option Plan, the 2024 LTIP and the Annual Incentive Plan for Executives, a change in control will be deemed to have occurred when any person, alone or together with such person’s affiliates or associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of our outstanding common shares, unless such person is: (a) the Company; (b) any of our employee benefit plans or a trustee of or fiduciary with respect to any such plan when acting in that capacity; or (c) any person who, on the date the applicable plan became effective, was an affiliate of ours owning in excess of 10% of our outstanding common shares and the respective successors, executors, legal representatives, heirs and legal assigns of such person.

Potential Payments

The tables below set forth the compensation payable to each NEO (or his or her beneficiaries, as applicable) as a result of the NEO’s termination of employment with us under various scenarios or upon a change in control, if such termination or change in control had occurred as of May 29, 2026, the last business day of fiscal 2026.

If an NEO is terminated for cause or due to his or her voluntary resignation, the Company has no obligation to pay any unearned compensation or to provide any future benefits to the NEO. The Performance Period was not complete as of May 29, 2026, and the performance conditions had not been met for the NEOs’ special PSAs that were outstanding as of May 29, 2025. Consequently, if an NEO’s employment had been terminated by us without cause or due to the NEO’s death or disability, such awards would not automatically vest upon such events; however, those special PSAs that are subject to a Performance Condition and/or a Retention Condition may vest at a future date, as described in the “Special PSAs” section above. No value is reflected for special PSAs in the tables below because, as of the assumed triggering date, the applicable Performance Conditions had not been satisfied and no amount was then payable, although certain awards could vest at a later date under the circumstances described above.

Termination Due to Death or Disability
NEO	Bonus ($)	Stock Options ($)	Performance Awards ($)	Performance Shares ($)	Restricted Stock ($)	Special PSAs ($)	Aggregate Total ($)
Joseph B. Hayek	1,468,800	97,023	689,488	447,620	4,258,815	0	6,961,746
Colin J. Souza	481,950	6,517	90,633	60,093	926,932	0	1,566,125
Patrick J. Kennedy	585,225	35,387	193,445	123,441	993,133	0	1,930,631
Steven M. Caravati	568,850	32,124	145,695	93,205	567,719	0	1,407,592
James R. Bowes	527,280	18,310	127,611	81,666	443,901	0	1,198,767

Retirement
NEO	Bonus ($)	Stock Options ($)	Performance Awards ($)	Performance Shares ($)	Restricted Stock (1) ($)	Special PSAs ($)	Aggregate Total ($)
Joseph B. Hayek	1,468,800	97,023	689,488	447,620	4,258,815	0	6,961,746
Colin J. Souza	481,950	6,517	90,633	60,093	926,932	0	1,566,125
Patrick J. Kennedy	585,225	35,387	193,445	123,441	993,133	0	1,930,631
Steven M. Caravati	568,850	32,124	145,695	93,205	567,719	0	1,407,592
James R. Bowes	527,280	18,310	127,611	81,666	443,901	0	1,198,767

(1) Assumes the Compensation Committee provides for full vesting of all such restricted stock, consistent with past practice.

Change in Control with Termination
NEO	Bonus ($)	Stock Options ($)	Performance Awards ($)	Performance Shares ($)	Restricted Stock ($)	Special PSAs ($)	Aggregate Total ($)
Joseph B. Hayek	1,468,800	97,023	689,488	447,620	4,258,815	0	6,961,746
Colin J. Souza	481,950	6,517	90,633	60,093	926,932	0	1,566,125
Patrick J. Kennedy	585,225	35,387	193,445	123,441	993,133	0	1,930,631
Steven M. Caravati	568,850	32,124	145,695	93,205	567,719	0	1,407,592
James R. Bowes	527,280	18,310	127,611	81,666	443,901	0	1,198,767

2026 Proxy Statement • Executive Compensation	61

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of the CEO as of May 31, 2026:

For fiscal 2026, our last completed fiscal year:

•
The annual total compensation of the employee identified as the median (the “Median Employee”) (other than our CEO), was $61,675 (comprised of salary of $54,351, plus overtime, estimated profit sharing and/or bonus payments, shift pay, employer contributions to the 401(k) Plan and group term life insurance premiums).
•
The annual total compensation of the CEO for purposes of determining the CEO pay ratio was $5,192,043.

Based on this information, for fiscal 2026, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees (other than the CEO), as represented by the Median Employee, was estimated to be 84 to 1.

In determining the ratio above, we identified the Median Employee on May 31, 2026 (the “Determination Date”) as the median of the annual total compensation of all of our active employees (i.e., the employees of our subsidiaries and consolidated joint ventures) as of the Determination Date (including any full-time, part-time, temporary or seasonal employees, but excluding our CEO), using the following methodology. We used the same median employee identified in fiscal 2025 since we determined there were no significant changes in our employee population or compensation arrangements that would significantly impact our pay ratio disclosure. We reviewed the then current salary plus estimated profit sharing and/or bonus payments from our payroll records for the fiscal year ended on the Determination Date to determine the median. In making this determination, we annualized compensation for any full-time or part-time permanent employees who were employed on the Determination Date but did not work for us the entire year (fiscal 2026), and estimated total compensation for such employees using profit sharing factors and bonus payout percentages applicable to the segment, and/or location. We did not make any full-time equivalent adjustments for temporary or seasonal employees. We also applied a foreign currency exchange rate, based upon the U.S. Department of Treasury’s Treasury Reporting Rates of Exchange as of the Determination Date, to all compensation elements paid in currencies other than U.S. dollars. We consistently applied this compensation measure and methodology to all of our employees included in the calculation.

After identifying our Median Employee, we determined the Median Employee’s annual total compensation in the same manner that we determine the total compensation of our NEOs for purposes of the SCT.

This information is being provided for compliance purposes. Neither the Compensation Committee nor our management used the CEO pay ratio measure in making compensation decisions.

62	2026 Proxy Statement • Executive Compensation

Pay Versus Performance

As required by SEC Rules, we are providing the following information about the relationship between the CAP to our NEOs and certain financial performance measures. The CAP for the NEOs as reported in this section of this Proxy Statement does not reflect the actual amount of compensation earned by, or paid to, the NEOs, but is a calculation derived from the total compensation reported for each NEO in the SCT, as adjusted pursuant to the requirements of SEC Rules. See the CD&A section of this Proxy Statement for a discussion of our pay-for-performance philosophy.

	Summary Compensation Table Total for PEOs (1) ($)		Compensation Actually Paid to PEOs (2) ($)				Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Mr. Hayek	Mr. Rose	Mr. Hayek	Mr. Rose	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Total Shareholder Return (5) ($)	Peer Total Shareholder Return (6) ($)	Net Income (millions) (7) ($)	Adjusted EBITDA (millions) (8) ($)
(a)	(b)	(b)	(c )	(c )	(d)	(e)	(f)	(g)	(h)	(i)
2026	5,192,043	Not PEO	4,257,324	Not PEO	1,849,114	1,345,730	152	190	155	288
2025	4,338,066	4,267,443	2,875,157	(899,157)	1,329,859	1,351,352	155	138	95	267
2024	Not PEO	10,110,968	Not PEO	27,685,961	2,928,340	4,467,672	148	135	118	256
2023	Not PEO	7,279,786	Not PEO	7,845,434	2,769,306	3,481,422	88	99	269	517
2022	Not PEO	7,537,924	Not PEO	(804,417)	3,498,233	1,237,527	72	94	399	597

(1) The dollar amounts in columns (b) reflect the amounts reported in the “Total” column of the SCT for our PEO, who is our President and CEO, for each applicable year. Mr. Hayek has served as our PEO since November 1, 2024 and B. Andrew Rose served as our PEO from September 1, 2020 to November 1, 2024 (i.e., each executive served in such role for a portion of fiscal 2025).

(2) The dollar amounts in columns (c) reflect the CAP for our PEO for each applicable year. In accordance with SEC Rules, the determination of CAP requires the following adjustments to the amounts reported for Mr. Hayek and Mr. Rose in the “Total” column of the SCT:

Required Adjustments from SCT Total to CAP for Mr. Hayek
Fiscal Year	Reported Total in SCT For PEO ($)	Reported Grant Date Fair Value of Equity Awards (i) ($)	Equity Award Adjustments (ii) ($)	Calculated CAP for PEO ($)
2026	5,192,043	(2,482,435)	1,547,716	4,257,324
2025	4,338,066	(1,905,474)	442,565	2,875,157

Required Adjustments from SCT Total to CAP for Mr. Rose
Fiscal Year	Reported Total in SCT For PEO ($)	Reported Grant Date Fair Value of Equity Awards (i) ($)	Equity Award Adjustments (ii) ($)	Calculated CAP for PEO ($)
2025	4,267,443	(1,442,120)	(3,724,480)	(899,157)
2024	10,110,968	(4,392,175)	21,967,168	27,685,961
2023	7,279,786	(2,662,604)	3,228,252	7,845,434
2022	7,537,924	(2,867,943)	(5,474,398)	(804,417)

(i) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT. As required by SEC Rules, this amount is deducted from the amount reported in the “Total” column of the SCT for the PEO in order to calculate the CAP.

(ii) As also prescribed by SEC Rules, we have made equity award adjustments for each year presented, which require the addition or subtraction, as applicable, of the following: (A) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the applicable year; (B) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (C) for equity awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (D) for equity awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (E) for equity awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the

2026 Proxy Statement • Executive Compensation	63

prior fiscal year; and (F) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added or subtracted in calculating the required equity award adjustments for our PEOs are as follows:

Fiscal Year	Year-End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End (A) ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards (B) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (C) ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (D) ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (E) ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (F) ($)	Total Equity Awards Adjustments ($)
2026 (Hayek)	2,234,467	(834,083)	0	94,730	0	52,602	1,547,716
2025 (Hayek)	2,497,502	(173,780)	0	(1,955,071)	0	73,914	442,565
2025 (Rose)	0	(2,332,567)	1,357,490	(2,749,403)	0	0	(3,724,480)
2024 (Rose)	5,003,445	4,245,134	0	12,357,334	0	361,255	21,967,168
2023 (Rose)	3,407,374	(416,433)	0	(69,886)	0	307,198	3,228,252
2022 (Rose)	2,343,172	(7,852,083)	0	(230,815)	0	265,328	(5,474,398)

(3) The dollar amounts in column (d) reflect the average of the amounts reported in the “Total” column of the SCT for the Non-PEO NEOs as a group for each applicable year. For fiscal 2022, the Non-PEO NEOs consisted of Mr. Hayek, Mr. Gilmore, John P. McConnell and Catherine M. Lyttle. For fiscal 2023, the Non-PEO NEOs consisted of Mr. Hayek, Mr. Gilmore, Mr. McConnell and Mr. Caravati. For fiscal 2024, the Non-PEO NEOs consisted of Mr. Hayek, Mr. Kennedy, Ms. Higginbotham, Mr. Caravati, Mr. Gilmore and Mr. McConnell. For fiscal 2025 and fiscal 2026, the Non-PEO NEOs consisted of Mr. Souza, Mr. Kennedy, Mr. Caravati, and Mr. Bowes.

(4) The dollar amounts in column (e) reflect the average amount of CAP for the Non-PEO NEOs as a group. In accordance with SEC Rules, the determination of CAP requires the following adjustments to the average of the amounts reported in the “Total” column of the SCT for the Non-PEO NEOs as a group:

Fiscal Year	Average Reported Total in SCT for Non-PEO NEOs ($)	Average Reported Grant Date Fair Value of Equity Awards (i) ($)	Average Equity Award Adjustments (ii) ($)	Calculated Average CAP For Non-PEO NEOs ($)
2026	1,849,114	(778,237)	274,853	1,345,730
2025	1,329,859	(381,448)	402,941	1,351,352
2024	2,928,340	(1,185,555)	2,724,887	4,467,672
2023	2,769,306	(768,787)	1,480,902	3,481,422
2022	3,498,233	(565,211)	(1,695,495)	1,237,527

(i) The grant date fair value of equity awards represents the average of the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT. As required by SEC Rules, this amount is deducted from the average of the amount reported in the “Total” column of the SCT for the Non-PEO NEOs in order to calculate the CAP.

(ii) As also prescribed by SEC Rules, we have made equity award adjustments using the same methodology described above in footnote (2)(ii). The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added or subtracted in calculating the required equity award adjustments for the Non-PEO NEOs are as follows:

64	2026 Proxy Statement • Executive Compensation

Fiscal Year	Average Year-End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End (A) ($)	Year Over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards (B) ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (C) ($)	Year Over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (D) ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (E) ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (F) ($)	Total Average Equity Award Adjustments ($)
2026	563,540	(291,605)	n/a	(8,382)	0	11,301	274,853
2025	489,279	(58,295)	n/a	(42,989)	0	14,947	402,941
2024	1,028,997	1,113,314	n/a	477,856	0	104,720	2,724,887
2023	983,827	440,250	n/a	(27,714)	0	84,540	1,480,902
2022	430,048	(1,955,171)	n/a	(260,988)	0	90,615	(1,695,495)

(5) TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the price of our common shares at the end and the beginning of the measurement period by the price of our common shares at the beginning of the measurement period. Assumes an initial investment of $100 on May 29, 2021, the last trading day of fiscal 2021. The historical prices presented in this column have been adjusted to reflect the impact of the Separation. The data in this column is not indicative of, nor intended to forecast, the future performance of our common shares.

(6) Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Industrials Index, which is the same published industry index used by us for purposes of compliance with Item 201(e)(1)(ii) of SEC Regulation S-K. In addition, peer group TSR is calculated using the same method we use for purposes of compliance with Item 201(e) of SEC Regulation S-K. Assumes an initial investment of $100 on May 29, 2021, the last trading day of fiscal 2021.

(7) The dollar amounts reported represent the amount of net income reflected in our audited consolidated financial statements for the applicable year, each as calculated in accordance with GAAP. The amounts shown are inclusive of WS for all periods prior to the effective date of the Separation.

(8) The CSM is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure, and may differ from the adjusted earnings that we report in connection with our operating results, primarily due to the exclusion of the impact of acquisitions, divestitures, restructuring, and/or inventory holding gains or losses. We believe this and other non-GAAP financial measures provide relevant and meaningful information to investors about our core operating results. While we use several financial and non-financial performance measures for the purpose of evaluating our executive compensation program, we have determined that Adjusted EBITDA is the financial performance measure that represents the most important performance measure used by us to link CAP for the NEOs, for the most recently completed year, to our performance. The amounts shown are inclusive of WS for all periods prior to the Separation.

Important Financial Performance Measures

As described in greater detail in the CD&A, our executive compensation program is driven by a strong pay-for-performance philosophy. The metrics that we use for both our long-term and short-term incentive compensation are designed to align the interests of the NEOs with our top corporate goal of earning money for our shareholders and increasing the value of their investment. In our assessment, the following financial performance measures represent the most important financial performance measures used by us to link CAP for the NEOs, for fiscal 2026, to our performance:

•
ROA;
•
Adjusted EBITDA; and
•
Adjusted EPS.

See the CD&A for more information on how these financial performance measures were used in connection with our fiscal 2026 incentive compensation program through bonuses, performance shares and performance awards.

2026 Proxy Statement • Executive Compensation	65

Analysis of Information Presented in the Pay Versus Performance Table

As described in more detail in the CD&A, our executive compensation program reflects a strong pay-for-performance philosophy with an emphasis on variable, performance-based compensation. While we utilize several performance measures to align executive compensation with our performance, all of those performance measures are not presented in the Pay Versus Performance table. The Compensation Committee did not utilize CAP in making compensation decisions for fiscal 2026, and it does not specifically align the performance measures it selects for our executive compensation program with CAP for a particular year. In accordance with SEC Rules, we are providing the following graphical descriptions of the relationships between information presented in the Pay Versus Performance table.

The following graphs compare, for the five-fiscal-year period ended May 31, 2026, the CAP for the PEO and the Non-PEO NEOs with our:

•
cumulative TSR and the TSR for the Industrials Index and the Steel Index peer groups;
•
net income; and
•
Adjusted EBITDA.

The historical prices of our common shares presented in the TSR graph have been adjusted to reflect the impact of the Separation. The comparisons in the TSR graph are based upon historical data and are not indicative of, nor intended to forecast, the future performance of the common shares.

CAP versus Company TSR and Peer Group TSR
$210
$175
$140
$105
$70
$35
$0
-$35
TSR
$30
$25
$20
$15
$10
$5
$0
-$5
CAP (in millions)
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026
CAP - PEO
CAP - Non-PEO NEOs
Company TSR
Peer TSR

66	2026 Proxy Statement • Executive Compensation

CAP versus Net Income
$400
$350
$300
$250
$200
$150
$100
$50
$0
-$50
Net Income (in millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
-$5
CAP (in millions)
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026
CAP - PEO
CAP - Non-PEO NEOs
Net Income

CAP versus Adjusted EBITDA
Adjusted EBITDA (in millions)
$600
$500
$400
$300
$200
$100
$0
-$100
CAP (in millions)
$30
$25
$20
$15
$10
$5
$0
-$5
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026
CAP - PEO
CAP - Non-PEO NEOs
Adjusted EBITDA

2026 Proxy Statement • Executive Compensation	67

NEO Compensation for Fiscal 2027

The following supplemental table sets forth the annual cash incentive bonus awards granted to the NEOs under the Annual Incentive Plan for Executives for fiscal 2027 as of the date of this Proxy Statement.

	Bonus Opportunities for Fiscal Year Performance Period Ending May 31, 2027 (1)
Name	Threshold ($)	Target ($)	Maximum ($)
Joseph B. Hayek	598,000	1,196,000	2,392,000
Colin J. Souza	273,000	546,000	1,092,000
Patrick J. Kennedy	227,588	455,175	910,350
Steven M. Caravati	207,500	415,000	830,000
James R. Bowes	193,500	387,000	774,000

(1) Payouts that may be earned under these awards are generally tied to achieving specified levels (threshold, target and maximum) of performance measures for the performance period. For the NEOs, all of whom except Mr. Caravati and Mr. Bowes are Corporate executives, the performance measures are Corporate ROA and Corporate Adjusted EBITDA, with each carrying a 50% weighting. For Mr. Caravati, a Consumer Products segment executive, and Mr. Bowes, a Building Products segment executive, the performance measures and their weightings are: Corporate Adjusted EBITDA, 30%; segment Adjusted EBITDA, 40%; and Corporate ROA, 30%. For all calculations, restructuring charges and other selected items are to be excluded, and results will be adjusted to eliminate the impact of inventory holding gains and losses. If threshold levels are not reached for any performance measure, no portion of the award will be paid for that measure. If performance falls between threshold and target or between target and maximum, the award will be linearly pro-rated. The remaining terms of these awards are materially consistent with the terms of the bonus opportunities granted in fiscal 2026.

The following supplemental table sets forth the long-term performance awards (consisting of performance shares and performance awards) for the three-fiscal-year period ending with fiscal 2029, and the restricted stock granted to the NEOs in fiscal 2027 through the date of this Proxy Statement.

	Performance Awards for Three-Fiscal-Year Period Ending May 31, 2029 (1)			Performance Shares for Three-Fiscal-Year Period Ending May 31, 2029 (1)			Special PSAs for Four-Fiscal-Year Period Ending May 31, 2030 (#) (2)
Name	Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)		Restricted Stock (#) (3)
Joseph B. Hayek	760,000	1,520,000	3,040,000	9,950	19,900	39,800	0	19,900
Colin J. Souza	114,000	228,000	456,000	1,495	2,990	5,980	25,000	2,990
Patrick J. Kennedy	137,500	275,000	550,000	1,815	3,630	7,260	25,000	3,630
Steven M. Caravati	110,000	220,000	440,000	1,440	2,880	5,760	25,000	2,880
James R. Bowes	100,000	200,000	400,000	1,310	2,620	5,240	25,000	2,620

(1) These columns show the potential payouts under the performance awards and the performance shares granted to each NEO, for the fiscal 2027 through fiscal 2029 performance period. Payouts of the awards are tied to achieving specified levels (threshold, target and maximum) of performance measures for the performance period. For the NEOs, the performance measures are cumulative Corporate ROA for the performance period and Corporate Adjusted EBITDA growth over the performance period, with each performance measure carrying a 50% weighting. For all calculations, restructuring charges and other selected items are to be excluded, and results will be adjusted to eliminate the impact of inventory holding gains or losses. If threshold levels are not reached for any performance measure, no portion of the award will be paid for that measure. If the performance levels fall between threshold and maximum, the award will be linearly pro-rated. The remaining terms of these awards are materially consistent with the terms of the same award types granted in fiscal 2026

(2) These special PSAs were granted to the NEOs on June 30, 2026 under the 2024 LTIP for the four-fiscal-year performance period from June 1, 2026 to May 31, 2030. Payouts of the awards are tied to achieving specified levels of performance measures for the performance period. The applicable performance measures are adjusted EBITDA and adjusted Corporate ROA, with both measures to be assessed for each fiscal quarter during the performance period. If both the performance conditions are satisfied and the NEO remains continuously employed by us through the performance period and the subsequent date that the Compensation Committee certifies satisfaction of the performance conditions, the special PSAs will vest in full. If either performance condition is not met or the retention condition is not satisfied, no portion of the award will be paid.

(3) This restricted stock was granted effective June 25, 2026 under the 2024 LTIP and will generally cliff vest three years after the grant date.

68	2026 Proxy Statement • Executive Compensation

Compensation of Directors

The Compensation Committee annually reviews, with the assistance of WTW, certain market information provided by WTW concerning compensation (both cash and non-cash) provided to directors. Based upon such information, our past practices concerning directors’ compensation and such other information as the Compensation Committee deems appropriate, the Compensation Committee makes recommendations to the Board with respect to directors’ compensation. Following consideration of such recommendations, the compensation payable to the directors is set by the entire Board.

Director Compensation for Fiscal 2026

At its June 2025 meeting, upon the recommendation of the Compensation Committee, the Board determined to leave the directors’ cash retainer fees unchanged, and increase the targeted value of the directors’ annual equity retainer by $10,000.

For fiscal 2026, the annual compensation for non-employee directors is set forth in the following table:

Description	($)
Cash Retainer	95,000
Supplemental Cash Retainer – Chairman of the Board	50,000
Supplemental Cash Retainer – Lead Independent Director	30,000
Supplemental Cash Retainer – Audit Committee Chair	20,000
Supplemental Cash Retainer – Compensation Committee Chair	15,000
Supplemental Cash Retainer – Nominating and Governance Committee Chair	15,000
Equity Retainer	150,000
Supplemental Equity Retainer – Chairman of the Board	65,000
Supplemental Equity Retainer – Lead Independent Director	65,000

The common shares subject to the restricted stock granted to satisfy the equity retainers was determined at the close of the second trading day following the release of our first quarter fiscal 2026 earnings results. Accordingly, on September 25, 2025, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2025 Annual Meeting) received an award of 2,815 shares of restricted stock. Mr. Blystone, who serves as our Chairman and Mr. Endres, who serves as our Lead Independent Director, each received 4,035 shares of restricted stock. In connection with his appointment to the Board, Mr. Chiappone received a prorated equity retainer of 2,110 shares of restricted stock on January 6, 2026. All restricted stock granted to non-employee directors in fiscal 2026 will vest on September 22, 2026.

Director Compensation for Fiscal 2027

At its June 2026 meeting, upon the recommendation of the Compensation Committee, the Board determined to leave the directors’ annual compensation unchanged for fiscal 2027.

Director Deferral Plans

We maintain two plans that provide for the deferral of directors’ fees on a basis that is not tax qualified. The 2000 Directors NQ Plan governs deferrals prior to January 1, 2005. Deferrals with respect to the period on or after January 1, 2005 are governed by the 2005 Directors NQ Plan which was adopted in order to comply with the provisions of Section 409A of the Internal Revenue Code applicable to non-qualified deferred compensation plans. The terms of the 2005 Directors NQ Plan, which are discussed below, are similar to those of the 2000 Directors NQ Plan, but are generally more restrictive with respect to the timing of deferral elections and the ability of participants to change the time and manner in which accounts will be paid. Under the 2005 Directors NQ Plan, non-employee directors are able to defer payment of all or a portion of their cash retainers until a specified date or until they are no longer associated with us. Any cash retainers deferred are credited to each participating director’s bookkeeping account under the 2005 Directors NQ Plan at the time the cash retainers would have otherwise been paid. Participants in the 2005 Directors NQ Plan may elect to have their bookkeeping accounts treated as invested: (a) with a rate of return reflecting (i) a fixed interest rate (4.06% for fiscal 2026) which is set annually by the Compensation Committee or (ii) the rates of return on those investment options available under the 401(k) Plan; or (b) in theoretical common shares reflecting increases or decreases in the value of the common shares with dividends deemed

2026 Proxy Statement • Compensation of Directors	69

reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares will remain credited to theoretical common shares until distributed. Otherwise, participants in the 2005 Directors NQ Plan may change the investment options for their bookkeeping accounts at the time permitted by the 401(k) Plan for the same investment options. The 2005 Directors NQ Plan, as well as the 2000 Directors NQ Plan, are administered by the Compensation Committee. All bookkeeping accounts are fully vested. Payouts under the 2005 Directors NQ Plan are made in cash or, in the case of amounts credited to theoretical common shares, whole common shares and cash in lieu of fractional shares. The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the 2005 Directors NQ Plan under defined guidelines. In the event of a defined change in control, participants’ bookkeeping accounts under the 2005 Directors NQ Plan will generally be paid out as of the date of change in control.

Equity Retainers

Under the 2025 Directors Equity Plan, the Board may grant stock options, restricted stock, restricted stock units, stock appreciation rights and whole common shares to our non-employee directors. Awards under the 2025 Directors Equity Plan are made by the Board in its discretion. The Board has elected to satisfy the non-employee directors’ equity retainers by granting restricted stock that cliff vests on the first to occur of (a) the first anniversary of the grant date or (b) the date of the Company’s first annual meeting of shareholders following the grant date.

As noted above, on September 25, 2025, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2025 Annual Meeting) received an award of restricted stock on the second trading day following the release of our first quarter fiscal 2026 earnings results. The restricted stock will vest on September 22, 2026.

Upon a business combination or change in control, all restricted stock will fully vest. In the case of death, total disability or retirement of a non-employee director, all restricted stock will also immediately fully vest. If a non-employee director’s service on the Board terminates for any other reason, unvested restricted stock will be forfeited. During the time between the grant date and the vesting date, a non-employee director may exercise full voting rights in respect of the restricted stock and will be credited with any dividends paid on the restricted stock (which dividends will be distributed with the restricted stock upon vesting, or forfeited if the restricted stock is forfeited).

70	2026 Proxy Statement • Compensation of Directors

Director Compensation for Fiscal 2026

The following table sets forth information concerning the compensation earned by each individual who served as a non-employee director during fiscal 2026:

Name	Fees Earned or Paid in Cash ($) (1) (2)	Stock Awards ($) (3)	Total ($)
Kerrii B. Anderson	115,000	148,604	263,604
David P. Blom	110,000	148,604	258,604
John B. Blystone	145,000	213,008	358,008
Charles M. Chiappone	71,250	110,881	182,131
Mark C. Davis	95,000	148,604	243,604
Michael J. Endres	140,000	213,008	353,008
Paul G. Heller	95,000	148,604	243,604
Ozey K. Horton, Jr.	95,000	148,604	243,604
John H. McConnell II	95,000	148,604	243,604
Brantley J. Standridge	95,000	148,604	243,604
Billy R. Vickers	95,000	148,604	243,604
Virgil L. Winland	95,000	148,604	243,604

(1)
Since the earnings on compensation that has been deferred under the Director Deferral Plans by our non-employee directors do not represent “above-market” earnings for purposes of SEC Rules, no amount with respect to such earnings has been reported in this table.
(2)
Represents cash earned in fiscal 2026 for annual retainer fees in accordance with the cash compensation program discussed in the section captioned “Compensation of Directors — Compensation for Fiscal 2026” in this Proxy Statement.
(3)
The amounts shown in this column represent the grant date fair value of the restricted stock granted to the non-employee directors in fiscal 2026, as computed in accordance with ASC 718. These amounts exclude the impact of estimated forfeitures, as required by SEC Rules. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note K – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2026 Form 10-K for assumptions used and additional information regarding the restricted stock. On September 25, 2025, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2025 Annual Meeting) received an award of 2,815 shares of restricted stock. Mr. Blystone, who serves as our Chairman, and Mr. Endres, who serves as our Lead Independent Director, each received 4,035 shares of restricted stock. In connection with his appointment to the Board, Mr. Chiappone received a prorated equity retainer of 2,110 shares of restricted stock on January 6, 2026. All restricted stock awards granted to non-employee directors in fiscal 2026 will vest on September 22, 2026.

2026 Proxy Statement • Compensation of Directors	71

Equity Compensation Plan Information

We maintain the Current Equity Plans under which common shares are authorized for issuance to eligible directors, officers and employees. Each Current Equity Plan has been approved by our shareholders.

In addition, we maintain non-qualified deferred compensation plans and participants in these plans have had the opportunity to elect for their bookkeeping accounts to be treated as invested in theoretical common shares reflecting increases or decreases in the fair market value of the common shares with dividends deemed reinvested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares. For further information about the 2005 NQ Plan, please see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Non-Qualified Deferred Compensation” in this Proxy Statement and for further information concerning the Director Deferral Plans, please see the discussion in the section captioned “Compensation of Directors — Director Deferral Plans” in this Proxy Statement.

The following table shows for the Current Equity Plans, as a group, the number of common shares issuable upon the exercise of outstanding stock options and upon payout of outstanding performance shares, the weighted-average exercise price of outstanding stock options, and the number of common shares remaining available for future issuance, excluding common shares issuable upon exercise of outstanding stock options or upon payout of outstanding performance shares, in each case as of May 31, 2026. The following table also shows for the 2005 NQ Plan and the Director Deferral Plans, as a group, the number of whole common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the 2005 NQ Plan and the Director Deferral Plans, as of May 31, 2026.

	Number Of Common Shares To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights		Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights		Number Of Common Shares Remaining Available For Future Issuance Under Equity Compensation Plans [Excluding Common Shares Reflected In Column (a)]
Plan Category	(a)		(b)		(c)
Equity compensation plans approved by shareholders	960,995	(1)	$33.51	(2)	8,073,011	(3)
Equity compensation plans not approved by shareholders	169,760	(4)	–	(4)	–	(5)
TOTAL	1,130,755	(1)(4)	$33.51	(2)(4)	8,073,011	(3)(5)

(1)
Includes 366,855 and 23,000 common shares issuable upon the exercise of outstanding stock options granted under the 2010 Stock Option Plan and the 2024 LTIP, respectively. Also includes 355,390 and 215,750 common shares which represent the maximum number of common shares which may be paid out in respect of outstanding performance shares granted under the 1997 LTIP and the 2024 LTIP, respectively.

Does not include 576,145 and 360,332 common shares which represent the maximum number of common shares which may be paid out in respect of performance awards granted under the 1997 LTIP and the 2024 LTIP, respectively, which were outstanding as of May 31, 2026, because to date all such awards have been paid in cash. If all performance awards granted under the 1997 LTIP and the 2024 LTIP which were outstanding as of May 31, 2026, were paid out at their maximum amount and the Compensation Committee were to elect to make all payments in the form of common shares, then, based on the $56.77 closing price of the common shares on May 29, 2026, the last business day of fiscal 2026, the number of common shares which would be issued upon payout of the performance awards would be 576,145 and 360,332 common shares, respectively. The number of common shares, if any, actually issued with respect to performance awards granted under the 1997 LTIP and the 2024 LTIP would be based on (a) the percentage of the performance awards determined by the Compensation Committee to be paid in common shares rather than cash, (b) the actual performance level (i.e., threshold, target or maximum) used to determine the payout in respect of each performance award and (c) the price of the common shares at the time of payout.

(2)
Represents the weighted-average exercise price of stock options outstanding under the Current Equity Plans as of May 31, 2026. Also see footnote (1) above with respect to performance shares and performance awards granted under the 1997 LTIP and the 2024 LTIP. The weighted-average exercise price does not take these two types of awards into account.

72	2026 Proxy Statement • Equity Compensation Plan Information

(3)
Includes 7,679,666 common shares available under the 2024 LTIP and 964,485 common shares available under the 2025 Directors Equity Plan. The number shown in this column excludes 355,390 and 215,750 common shares representing the maximum number of common shares which may be paid out in respect of outstanding performance shares granted under the 1997 LTIP and 2024 LTIP, respectively, as described in the first paragraph of footnote (1) above. If less than the maximum number of common shares were paid out in respect of any outstanding performance shares, the number of common shares available under the 2024 LTIP would increase by an amount equal to that difference. In addition to stock options, performance shares and performance awards, the 2024 LTIP authorizes the Compensation Committee to grant awards in the form of stock appreciation rights, restricted stock, performance units, dividend equivalents, and other stock unit awards that are valued in whole or in part by reference to, or are otherwise based on, the common shares or other property. The 2025 Directors Equity Plan authorizes the Board to grant awards in the form of restricted stock, restricted stock units, stock appreciation rights and whole common shares.
(4)
Includes 18,622 common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the 2005 NQ Plan and 153,768 common shares issuable upon payment of amounts credited to theoretical common shares in the accounts of participants in the Director Deferral Plans. The theoretical common shares are not taken into account for purposes of the “Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights” column.
(5)
Neither the 2005 NQ Plan nor the Director Deferral Plans provide for a specified limit on the number of common shares which may be issued upon payout of amounts credited to theoretical common shares in the accounts of participants in those plans.

2026 Proxy Statement • Equity Compensation Plan Information	73

Proposal 2: Advisory Vote to Approve the Compensation of the NEOs

We are asking shareholders to approve an advisory resolution to approve the compensation of the NEOs as reported in this Proxy Statement. As described in detail in the CD&A and in the SCT and the accompanying tables and narrative in this Proxy Statement, our executive compensation programs are reviewed annually by the Compensation Committee, with advice from its independent compensation consultant and consideration given to executive compensation paid by other comparator companies. Our compensation programs are designed to foster the alignment of the interests of executive management with the interests of shareholders and to provide incentives, based primarily on our performance, for reaching established goals and objectives. Shareholders are urged to read the CD&A which describes in detail how our executive compensation policies and procedures achieve our compensation goals and objectives.

The direct relationship of the compensation earned by the NEOs to our performance continues to be demonstrated by the significant percentage of total compensation awarded to the NEOs in the form of variable compensation comprised of performance bonuses and long-term incentive compensation. We have also been able to reward our shareholders, not only by executing the Separation, but also by continuing to pay a regular quarterly cash dividend, which steadily increased (on a Separation-adjusted basis) over the past five fiscal years. Shareholders are urged to read the CD&A which describes in detail how our executive compensation policies and procedures achieve our compensation goals and objectives.

The vote on the advisory resolution relates to the compensation of the NEOs as a whole. The vote is advisory, which means that the vote is not binding on us, the Board or the Compensation Committee. To the extent there is any significant vote against the NEOs’ compensation for fiscal 2026 as reported, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

In accordance with Exchange Act Rule 14a-21(a), we are asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Worthington Enterprises, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement for its 2026 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules in Item 402 of SEC Regulation S-K (including the “Compensation Discussion and Analysis”, the “Fiscal 2026 Summary Compensation Table” and the related executive compensation tables, notes and narratives).

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote on the proposal is required to approve the advisory resolution on NEO compensation. The properly executed proxy of a holder of the common shares entitled to vote on the proposal marked “abstain” with respect to Proposal 2 will not be voted with respect to such matter. Accordingly, for purposes of Proposal 2, abstentions will be counted in determining the required vote and will have the effect of a vote “against” the advisory resolution. Broker non-votes will not be counted in determining the required vote.

THE COMPENSATION COMMITTEE AND THE BOARD UNANIMOUSLY

RECOMMEND THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL

OF THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE NEOs.

74	2026 Proxy Statement • Proposal 2: Advisory Vote to Approve the Compensation of the NEOs

Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm

The selection of our independent registered public accounting firm is made annually by the Audit Committee after consulting with management and carefully considering that firm’s qualifications and independence. As a result, the Audit Committee has selected KPMG to serve as our independent registered public accounting firm for fiscal 2027 and recommends that our shareholders ratify that selection. KPMG audited our consolidated financial statements as of May 31, 2026 and May 31, 2025 and for each of the fiscal years in the three-fiscal-year period ended May 31, 2026, and the effectiveness of our internal control over financial reporting as of May 31, 2026. Representatives of KPMG are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote on the proposal is required to ratify the selection of KPMG as our independent registered public accounting firm for fiscal 2027. The properly executed proxy of a holder of the common shares entitled to vote on the proposal marked “abstain” with respect to Proposal 3 will not be voted with respect to such matter. Accordingly, for purposes of Proposal 3, abstentions will be counted in determining the required vote and will have the effect of a vote “against” the proposal.

Even if the selection of KPMG is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of KPMG and to engage another firm if the Audit Committee determines such action is necessary or desirable. If the selection of KPMG is not ratified, the Audit Committee will reconsider (but may decide to maintain) the selection.

THE AUDIT COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND
THAT OUR SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG.

2026 Proxy Statement • Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm	75

Audit Committee Matters

Report of the Audit Committee for the Fiscal Year Ended May 31, 2026

The Audit Committee oversees our financial and accounting functions, controls, reporting processes and audits on behalf of the Board in accordance with the Audit Committee’s written charter. The Audit Committee is responsible for providing independent, objective oversight of the integrity and quality of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and our independent registered public accounting firm and the annual independent audit of our consolidated financial statements. Management has the primary responsibility for the preparation, presentation and integrity of our consolidated financial statements and the reporting process, for the appropriateness of our accounting principles and reporting policies, for our establishment and maintenance of an effective system of internal control over financial reporting, and for the issuance of our annual report on the assessment of the effectiveness of our internal control over financial reporting. Our independent registered public accounting firm, KPMG, is responsible for auditing our annual consolidated financial statements included in our Annual Report on Form 10-K in accordance with the standards of the PCAOB and issuing its report thereon based on such audit, for issuing an audit report on the effectiveness of our internal control over financial reporting, and for reviewing our unaudited interim consolidated financial statements included in our Quarterly Reports on Form 10-Q.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management our audited consolidated financial statements at and for the fiscal year ended May 31, 2026, and discussed with management the quality, not just the acceptability, of the accounting principles and policies as applied in our financial reporting, the reasonableness of significant judgments and accounting estimates, and the clarity and completeness of disclosures in the consolidated financial statements.

In addition, the Audit Committee met with our management and internal auditors and KPMG throughout the year, with and without management present, to discuss the overall scope of their respective annual audit plans, the results of their respective audits, the effectiveness of our internal control over financial reporting, including management’s and KPMG’s reports thereon and the bases for the conclusions expressed in those reports, and the overall quality of our financial reporting. Throughout that period, the Audit Committee reviewed the plan of management for documenting and testing controls, the results of the documentation and testing, any deficiencies discovered and the resulting remediation of any such deficiencies. In addition, the Audit Committee reviewed and discussed with KPMG all matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee has discussed with KPMG the independence of that firm from our management and us. KPMG is subject to independence controls that mitigate the risks that may be associated with long auditor tenure. The Audit Committee has received the written disclosures and the communications from KPMG required by applicable PCAOB requirements regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee has considered KPMG’s provision of permitted non-audit services to us (including our subsidiaries) and concluded that the provision of such services is compatible with maintaining KPMG’s independence. The Audit Committee has also discussed with KPMG any relationships with or other services to us (including our subsidiaries or affiliates) that may impact the objectivity and independence of KPMG. The Audit Committee has satisfied itself as to the independence of KPMG.

Our management and KPMG have represented to the Audit Committee that our audited consolidated financial statements, as of and for the fiscal year ended May 31, 2026, were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed those audited consolidated financial statements with our management and with KPMG.

76	2026 Proxy Statement • Audit Committee Matters

Based on the Audit Committee’s discussions with our management and KPMG and the Audit Committee’s review of the report of KPMG to the Audit Committee, the Audit Committee unanimously recommended to the Board that our audited consolidated financial statements be included (and the Board approved such inclusion) in the 2026 Form 10-K filed with the SEC on July 30, 2026.

The Audit Committee is responsible for authorizing the appointment, compensation, and retention of, and overseeing the work of, our registered public accounting firm. On an annual basis, the Audit Committee evaluates the qualifications, performance and independence of KPMG and determines, after considering the impact of a change in our independent auditor, whether to select KPMG for the coming year. KPMG has been our independent registered public accounting firm since 2001. KPMG periodically rotates its lead audit engagement partner who cannot hold that position for more than five years, and the Audit Committee takes an active role in the process of evaluating and selecting the new lead audit engagement partner. The Audit Committee believes there are benefits to having an independent registered public accounting firm with an extensive history with the Company, and that KPMG’s institutional knowledge of us and our business, operations, accounting policies, financial systems and informal control framework leads to efficiencies in its work and to higher quality audit work and accounting advice.

The Audit Committee has selected KPMG as our independent registered public accounting firm for fiscal 2027 and unanimously recommends that the shareholders ratify such selection.

The foregoing report is provided by the Audit Committee of the Board:

Audit Committee

Kerrii B. Anderson, Chair
David P. Blom
Mark C. Davis
Paul G. Heller

2026 Proxy Statement • Audit Committee Matters	77

Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm

Under SEC Rules and PCAOB standards, the charter of the Audit Committee requires the Audit Committee to review and pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm in order to ensure that the performance of these services does not impair the firm’s independence from us. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee and, if it does, the decision of that member or members must be reported to the full Audit Committee at its next regularly scheduled meeting. The SEC Rules and PCAOB standards specify the types of non-audit services that independent registered public accounting firms may not provide to their audit clients and establish the Audit Committee’s responsibility for administration of the engagement of our independent registered public accounting firm.

All requests or applications for services to be provided by our independent registered public accounting firm must be submitted to the Audit Committee by both the independent registered public accounting firm and our CFO and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC Rules and PCAOB standards governing auditor independence.

Independent Registered Public Accounting Firm Fees

Fees billed for services rendered by KPMG for each of fiscal 2026 and fiscal 2025 were as follows:

Type of Fees	Fiscal 2026 ($)	Fiscal 2025 ($)
Audit Fees	1,600,740	1,611,366
Audit-Related Fees	36,000	12,583
Tax Fees	9,000	40,872
Other Fees	0	52,893
Total	1,645,740	1,717,714

All of the services rendered by KPMG to us during fiscal 2026 and fiscal 2025 were pre-approved by the Audit Committee.

In accordance with SEC Rules, “Audit Fees” are fees for professional services rendered for: the audit of our consolidated financial statements; the review of the interim consolidated financial statements included in our Quarterly Reports on Form 10‑Q; the audit of our internal control over financial reporting; the audit of the financial statements of certain of our foreign subsidiaries; and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the applicable fiscal years.

"Audit-Related Fees" primarily include fees related to carve-out audited financial statement procedures associated with the Separation.

“Tax Fees” are fees for professional services rendered for tax compliance, tax advice and tax planning.

"Other Fees" are fees for professional services rendered for compliance, assessment and advisory services.

78	2026 Proxy Statement • Audit Committee Matters

Miscellaneous Items

Householding of Annual Meeting Materials

The SEC has implemented rules regarding the delivery of our proxy materials (i.e., notices of annual meeting of shareholders, annual reports, proxy statements and Notices of Availability) to households. This method of delivery, often referred to as “householding”, would permit us to send (a) a single annual report and/or a single proxy statement, or (b) a single Notice of Availability to any household at which two or more registered shareholders reside if we reasonably believe such shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts. In each case, the registered shareholder(s) must consent to the householding process in accordance with SEC Rules. The householding procedure reduces the volume of duplicate information shareholders receive and reduces our expenses. Registered shareholders sharing an address may request delivery of a single copy of our proxy materials by contacting our Investor Relations Department at Worthington Enterprises, Inc., 200 West Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Director, Investor Relations.

Many brokers, banks and other holders of record considered to be the registered shareholder with respect to the common shares for beneficial owners have instituted householding. If your family or others with a shared address have one or more accounts under which you beneficially own the common shares, you may have received householding information from your broker, bank or other holder of record in the past. Please contact your broker, bank or other holder of record directly if you have questions, require additional copies of this Proxy Statement, our 2026 Annual Report or the Notice of Availability and/or wish to revoke your decision to household and thereby receive multiple copies. You should also contact your broker, bank or other holder of record if you wish to institute householding.

Shareholders may request to discontinue or begin householding by contacting Broadridge Financial Services at (866) 540-7095 or by sending a written request to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

Shareholder Proposals for 2027 Annual Meeting

Shareholders seeking to bring business before an annual meeting of shareholders or to nominate candidates for election as directors at an annual meeting must provide timely notice thereof in writing to our Secretary. Under Section 1.08(A) of our Code of Regulations, to be timely, a shareholder’s notice with respect to business to be brought before an annual meeting must be delivered to, or mailed and received at, our principal executive offices not less than 30 days prior to an annual meeting. However, if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, the shareholder’s notice must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. In order for a shareholder’s notice to be in proper form, it must include: (a) a brief description of the business the shareholder desires to bring before an annual meeting; (b) the reasons for conducting the proposed business at an annual meeting; (c) the name and address of the proposing shareholder; (d) the number of common shares beneficially owned by the proposing shareholder; and (e) any material interest of the proposing shareholder in the business to be brought before an annual meeting. The requirements applicable to nominations are described above in “Corporate Governance — Nominating Procedures” in this Proxy Statement.

A shareholder seeking to bring business before an annual meeting must also comply with all SEC Rules. Pursuant to Rule 14a-8 under the Exchange Act, proposals of shareholders intended to be presented at our 2027 Annual Meeting must be received by us no later than April 15, 2027, to be eligible for inclusion in our proxy materials relating to the 2027 Annual Meeting. Upon receipt of a shareholder proposal, we will determine whether or not to include the proposal in the proxy materials in accordance with SEC Rules. In addition, to comply with the SEC Rules regarding universal proxies, a shareholder intending to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 26, 2027, the first business day following the date that is 60 days prior to the first anniversary of the 2026 Annual Meeting.

2026 Proxy Statement • Miscellaneous Items	79

The SEC has promulgated rules relating to the exercise of discretionary voting authority pursuant to proxies solicited by the Board. Generally, a proxy may confer discretionary authority to vote on any matters brought before an annual meeting if we did not have notice of the matter at least 45 days before the date on which we first sent our proxy materials for the prior year’s annual meeting and a specific statement to that effect is made in the proxy statement or proxy card. Any written notice required as described in this paragraph must have been given by June 29, 2026, for matters to be brought before the 2026 Annual Meeting. Any written notice required as described in this paragraph must be given by June 29, 2027, for matters to be brought before the 2027 Annual Meeting.

Any written notice to be given with respect to matters set forth in the three prior paragraphs of this “Shareholder Proposals for 2027 Annual Meeting” section must be sent to the attention of our Secretary at Worthington Enterprises, Inc., 200 West Old Wilson Bridge Road, Columbus, Ohio 43085 or by fax to (614) 840-3706.

Future Electronic Access to Proxy Materials and Annual Report

Registered shareholders can further reduce the costs incurred by us by consenting to receive all future proxy statements, forms of proxy, annual reports and Notices of Availability, as appropriate, electronically via e-mail or the Internet. To sign up for electronic delivery of future proxy materials, you must vote your common shares electronically via the Internet by logging on to www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Annual Report on Form 10-K

Our audited consolidated financial statements for fiscal 2026 are included in the 2026 Annual Report. Additional copies of these financial statements and our 2026 Form 10-K (excluding exhibits) may be obtained, without charge, by sending a written request to our Investor Relations Department at 200 West Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Director, Investor Relations. The 2026 Form 10-K is also available on our website located at www.worthingtonenterprises.com and can also be found on the SEC website located at www.sec.gov.

References

This Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on the websites referenced herein is not part of this Proxy Statement.

Other Business

As of the date of this Proxy Statement, the Board knows of no business that will be presented for action by the shareholders at the Annual Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, or if a director nominee named in this Proxy Statement is unable to serve or will not serve, the individuals acting under the proxies solicited by the Board will vote and act according to their best judgment in light of the conditions then prevailing, to the extent permitted under applicable law.

By Order of the Board of Directors,

Dated: August 13, 2026	Patrick J. Kennedy,
Secretary

80	2026 Proxy Statement • Miscellaneous Items

Appendix I

Companies in Comparator Group

3M	A.O. Smith	Aaron's	Abercrombie & Fitch
ABM Industries	Academy Sports & Outdoors	Accenture	Acuity Brands
Acushnet	Adient	ADT	Adtalem Global Education
Advanced Drainage Systems	AECOM	AFRY	Ahold Delhaize
Air Products	AirBorn	Airbus Group (EADS)	Airlines Reporting
AKQA	Alaska Air Group	Albertsons	Alcoa
ALDI	Aliaxis	Allegheny Technologies	Allison Transmission
Altria Group	Amadeus	Amazon.com	AMC Networks
AMC Networks International	American Airlines	American Express Global Business Travel	American Greetings
American Public Education	American Regent	American Sugar Refining	American Tower
Americas Styrenics	Americold Logistics	AMETEK	AMN Healthcare Services
AMSTED Industries	Amway	Andersen	Andersons
APi Group	AptarGroup	APTIM	Aptiv
Aramark	ARaymond	Arcadis	Arconic
Armstrong World Industries	Arrow Electronics	Arup Group	Asahi Kasei
Ascena Retail	Ascential	ASRC Federal Holding Company	Astec Industries
AT&T	ATI Physical Therapy	Atlas Air Worldwide	Autodesk
Autoliv	Automatic Data Processing	AvalonBay Communities	Avery Dennison
Aveva	Avient Corporation	Avnet	Axalta Coating Systems
Badger Daylighting	BAE Systems	Bain & Company	Baker Engineering & Risk Consultants
Ball	Barr	Barrick Gold of North America	Bausch Health Companies
Baxter	Beacon Roofing Supply	Beam Suntory	Bechtel
Becton Dickinson	Belk	Berry Global	Best Buy
BetMGM	Big Lots	Bilfinger	Bimbo
Biogen	BJ's Wholesale Club	Black & Veatch	Bloomin Brands
BMG Rights Management	BNSF Railway	Boddie-Noell Enterprises	Boeing
Boise Cascade Company	Bombardier	Booz Allen Hamilton	BorgWarner
Bose	Boston Consulting Group	Boston Scientific	Brady
BrandSafway	Brembo	Bright Horizons	Brink's
Broadridge Financial Solutions	Brooks Sports	Brown-Forman	BRP - Bombardier Recreational Products
Brunswick	Bunge	Burlington Stores	Burson
Bush Brothers & Company	BuzzFeed	BWX Technologies	ByteDance
C&S Wholesale Grocers	Cabot	CACI International	CAE
Campbell Soup	Canadian National Railway	Canadian Pacific Kansas City	Canfor Corporation
Canterbury Park Holdings Corporation	Capgemini U.S.	Cardinal Health	Cargill
Carl Zeiss	CarMax	Carmeuse North America Group	Carnival
Carrier Global Corporation	Catalent Pharma Solutions	CDM Smith	CDW
Celanese	Celestica	CEMEX	Cencora
Central Plateau Cleanup Company	CF Industries	CGI Technologies and Solutions	Chamberlain Group
Chanel	Charter Communications	Chemours Company	Cherokee Nation Businesses
Chewy.com	CHS	Church & Dwight	Cielo Talent
Cinemark Holdings	Cisco Systems	CITGO Petroleum	Clarios
Clarivate Analytics	Clearwater Paper Corporation	Cleveland-Cliffs	Clorox
CMI Media Group	CNH Industrial	Coca-Cola	Cognizant
Colgate-Palmolive	Colliers International	Colonial Pipeline Company	Columbia Sportswear
Columbus McKinnon	Comet	Commercial Metals	Commercial Vehicle Group
Community Coffee	Community Health Systems	Compass Group, North America Division	Compass Minerals International
Computacenter	ConAgra Brands	Conair LLC	Concentra Inc
Condé Nast Publications	Conduent	Conga	ConnectiveRx
Continental Automotive Systems	Cook Inlet Region Inc	Cooper Standard Automotive	CoorsTek
Cordelio Power	CoreCivic	Corning	Corteva Agriscience
CorVel Corporation	CoStar Group	Coty	Covestro
Cox Enterprises	Crown Castle	CSC ServiceWorks	CSL
CSX	CTB Inc	Cummins	Curaleaf
Curtiss-Wright	Cushman & Wakefield	Custom Truck One Source	CVR Energy
CVS Health	Cyncly	Dairy Farmers of America	Dana
Danone North America	Darden Restaurants	Dart Container	Datasite
DaVita Inc.	Dayforce	Deckers Brands	defi SOLUTIONS
Delek US Holdings	Delinian	Delta Air Lines	Deluxe
Dentsply Sirona	Deutsche Post	Dick's Sporting Goods	DIRECTV
Dispatch Health	Dollar Tree	Domino's Pizza	Domtar
Donaldson	Donnelley Financial Solutions	Dormakaba	Dorman Products
Dot Foods	Dow Chemical	Dow Jones	DPR Construction
Driscoll's	Driven Brands	Duck Creek Technologies	Duckhorn Wine Company
Dun & Bradstreet	DuPont	DXC Technology	E.W. Scripps
Eastman Chemical	Eaton	EBSCO Information Services	ECOBAT Technologies
Ecolab	Edwards Lifesciences	Elbit Systems of America	Electrolux
Elevance Health	EMCOR Group	Emerson Electric	Encompass Health Corporation
Endress+Hauser	Enlyte	EnPro Industries	Entain
Entegris	Enviri	Envision Healthcare Corporation	Envista Holdings
Equifax	Equinix	Ernst & Young	Estée Lauder
Europcar Mobility Group	Everus Construction	Excelerate Energy	Expedia
Experian Americas	Express	Exyte	Fanatics
Ferguson Enterprises	Fernandez Holdings	Ferrara Candy Company	First Solar
First Student	Fiserv	Flex	Flowserve
Fluor	Fluor Marine Propulsion	FN America LLC	Foot Locker
Forbes	Ford	Fortive Corporation	Fortna
Fortrea	Fortune Brands Innovations	Fossil	Foundever
Four Seasons Hotels and Resorts	Freeport-McMoRan	Freshworks	Frontier Airlines
Frontier Communications	Fruit of The Loom	GAF Materials	Gap
Gates	GATX	Generac Power Systems	General Atomics
General Dynamics	General Dynamics Information Technology	General Mills	General Motors
Genuine Parts	Gerdau Long Steel North America	Gerson Lehrman Group	Getinge
Gildan Activewear	Glanbia Group Services	Global Payments	GLOBALFOUNDRIES
Globalization Partners	Glory Global Solutions	Goodyear Tire & Rubber	Graco
Granite Construction	Graphic Packaging	Greene, Tweed and Co.	Greif

2026 Proxy Statement • Appendix I	I-1

GroupM	GROWMARK	Guardian Pharmacy	Guild Education
H&R Block	H. E. Butt Grocery	H.B. Fuller	Hanford Integration and Solutions
Harley-Davidson	Harman International Industries	Hasbro	Havas Group
HBX Group	HCA Healthcare	HDR	HealthEquity
Hearst	Heidelberg Materials	Helmerich & Payne	Help at Home
Hendrickson	Henry Schein	Herbalife	Herc Rentals
Hershey	Hertz	Hexcel	Hexion
High Company LLC	High Liner Foods	Hillenbrand	Hines
Hirose Electric	Hitachi Solutions	HNI	HNTB
Hogarth Worldwide	HOLT CAT	HomeServe USA	Honeywell
Hormel Foods	Host Hotels & Resorts	Hovnanian Enterprises	Howard Hughes Corporation
HP Inc.	HubSpot	Huntington Ingalls Industries	Hypertherm
IDEX Corporation	iHeartMedia	IKEA	Illinois Tool Works
Incora	Infirmary Health System	Informa	Ingenico
Ingevity	Ingram Industries	Ingredion	Inmar
INNIO Jenbacher	In-N-Out Burgers	InnovAge	Inspire Brands
Integer Holdings	Integra Lifesciences	Interior Logic Group	International Data Group
International Paper	Interstate Batteries Systems	Inteva	Invited
IPG Health	IQVIA	Iron Mountain	Ixom
J. Crew	J. Jill Group	J.M. Smucker	Jabil Circuit
Jacobs Engineering	James Hardie Building Products	Jamieson Wellness	JBT Corporation
Jefferson Science Associates	JELD-WEN	JERA Americas Inc.	Jet Propulsion Laboratory (Caltech)
JetBlue Airways	JM Family Enterprises	John Wiley & Sons	Johns Manville
Johnson Controls	KBR	Keck Medicine of USC	KEEN
Kellanova	Kenco Management Services	Kennametal	KENT Corporation
Kenvue	Kerry Group	KI, Inc	Kimberly-Clark
Kimley-Horn and Associates	KinderCare Education	Kinross Gold	Kion Group
Kodak Alaris	Kohler	Kohl's	Kontoor Brands
Koppers	KPMG	Kraft Heinz	Kroger
Krones	Kronos Worldwide	Kyocera International	L.L. Bean
L3Harris	Labcorp	Lam Research	Lamb Weston Holdings
Land O'Lakes	Landor	La-Z-Boy	Lear
Learning Care Group	Ledcor Industries	Leggett and Platt	Leidos
Lend Lease	Lennar Corporation	Lennox International	Leonardo DRS
Les Schwab Tire Centers	Lexmark	Liberty Global	Liberty Latin America
Lincoln Electric	Lithia Motors	LKQ	Loadsmart
Lockheed Martin	Loram Maintenance of Way	L'Oréal	Lowe's
Luck Companies	Lululemon Athletica	Lumen	LyondellBasell
M. A. Mortenson Company	Macy's	Madison Air	Makino
Maple Leaf Foods	Marriott International	Martin Marietta	Mary Kay
MasterBrand	Mastercard	Materion Corporation	Mativ
Matrix Service	Mattel	Maximus	McCain Foods
McCormick	McDermott International	McDonald's	McKesson
Medline Industries	MedVet	Meijer	Messer Americas
Meta	Metallus	Microsoft	Midcontinent Media
Mitsubishi International	Modine Manufacturing	Mohawk Industries	Molina Healthcare
Molson Coors Beverage Company	Momentive Performance Materials	Mondelez	MoneyGram
MongoDB	Morton Salt	Movella	Moxa
MRC Global	MSA Safety	Mueller Water Products	Myers Industries
MyEyeDr.	National Vision	Navistar International	Neste Oyj
Nestle USA	NetJets	New York Times	Newell Brands
Newmont Mining	News Corporation	Nexus Water Group	Niagara Bottling
NIBCO Inc	NielsenIQ	Nike	Nintendo of America
Nissan Motor	Noble Corporation	Nordson	Norfolk Southern
Northrop Grumman	Northwest Permanente PC	Northwest Pipe Company	NOV
NOVA Chemicals	Novelis	NOW Foods	Nutrien
NVA - National Veterinary Associates	nVent	Oak Street Health	Ocado Group
Occidental Petroleum	ON Semiconductor	O'Neal Industries Inc	ONEOK
Ontex	Openlane	OpSec Security	Oracle
Organon	Otis Elevator Company	Otsuka Pharmaceutical	Otter Products
Outfront Media	Owens & Minor	Owens Corning	Oxford Industries
PAC (Roper)	Panasonic of North America	Paramount Global	Parker Hannifin
Parkland Corporation	Parsons Corporation	PATAGONIA	Patterson Companies
Paychex	Peloton Interactive	Penguin Random House	PepsiCo
Peraton	Percepta	Perfetti Van Melle	Pernod Ricard
Petco Health and Wellness Company	PGA Tour	Philip Morris International	Phinia
Physicians Endoscopy	Pilot	Pipedrive	Pitney Bowes
PKC Group	Plexus	Plexus Worldwide	PLP
Polaris Industries	PQ	Praxair	Precision Castparts
Prime Therapeutics	Procter & Gamble	Progressive Leasing	ProLink Staffing
Promat	Prosegur Cia de Seguridad	PulteGroup	Puma
Purdue Pharma	QTC Management	QTI Human Resources	Quad
Quest Diagnostics	Qurate Retail Group	R.R. Donnelley	Rackspace Technology
Radial	Raising Cane's Chicken Fingers	Randstad	Rayonier
Rayonier Advanced Materials	Recreational Equipment	RELX Group	Rennie
Rentokil Initial	Republic Services	Resideo	Restaurant Brands International
Rev Group	Revantage Corporate Services	Revlon	Reynolds American
Rheem Manufacturing	RiceTec	Rich Products	Ricoh Americas
Robroy Industries	Rockwell Automation	Rolls-Royce	Roseburg Forest Products Co
Royal Caribbean Cruises	RSA Security	RSM US LLP	RTX
RXO Inc.	Ryder System	S&C Electric	S.C. Johnson & Son
Saddle Creek Logistics Services	Safelite Auto Glass	SAIC	Saint-Gobain
Sally Beauty	Samsung	Samuel, Son & Co. Limited	SAP
SAS Institute	Savage Services	Sazerac Company	Schlumberger
Schneider Electric	Scholastic	Schreiber Foods	Scotts Miracle-Gro
Sealed Air	Securitas Security Services	Sensient Technologies	SES
SGS - Société Générale de Surveillance	SharkNinja	Shaw Industries	Sherwin-Williams
SICK Group	Sierra Nevada Corporation	Sinclair Broadcast Group	Slalom
Sleep Number	Smithfield Foods	Snap One	Snap-on
Sodexo	Softtek	Soitec	Solenis
Sonepar USA	Sonnys Direct	Sonoco Products	Sony Electronics
Sony Pictures Entertainment	SoundCloud	Southeastern Freight Lines	Southern Glazer's Wine and Spirits
Southwest Airlines	Spirit AeroSystems	Spirit Airlines	Springfield Clinic
SPX Corporation	Stampin' Up!	Stanley Black & Decker	Stantec
Star Tribune	Starbucks	Stats Perform	Steelcase
Stepstone	STO Building Group	Stolt-Nielsen	Stoneridge
Straumann	Strive Health	Stryker	Sumitomo Heavy Industries
Sun Chemical	Sunbelt Rentals	SunCoke Energy	Sunrise Foods International

I-2	2026 Proxy Statement • Appendix I

Sunstar Americas	Superior Industries International	SWIFT	Swisher
Sylvamo	Sysco Corporation	T. Marzetti Company	Tailored Brands
Tallgrass Energy	Target	Taylor	TaylorMade Golf
TD Synnex	TDIndustries	TDS Telecom	TE Connectivity
TEGNA	Tellurian	Tenet Healthcare Corporation	Tennant Company
Terex	Terumo BCT	Textron	TFI International
The AZEK Company	Thermo Fisher Scientific	Thomson Reuters	Thyssenkrupp
Tiffany & Co.	Timken	Tirlan	Tivity Health
TJX Companies	T-Mobile USA	TopBuild	Toro
Torrid	Tory Burch	Toyota Motor	Tractor Supply Company
Trane Technologies	Transocean	Travel + Leisure Co.	Travelport
Treehouse Foods	Tri Pointe Homes	Trident Seafoods	Trijicon Inc
Trilogy Health Services	TriNet	Trinity Industries	Trinseo
Triumph Group	True Value Company	TT Electronics	TTEC
TTI	TTX	Tyson Foods	UL Solutions
Uline	ULTA Salon, Cosmetics & Fragrances	Under Armour	Unilever United States
Unisys	United Launch Alliance	United Natural Foods	United Rentals
United States Cellular	United States Steel	United Talent Agency	UnitedHealth Group
Univar	Universal Health Services	University of Maryland Medical Center	UPS
Urban Outfitters	US Acute Care Solutions	US Foods	USG Corporation
Valero Energy	Valmont Industries	Valvoline	Vectrus
Velcro Group	Ventura Foods	Veolia Water Technologies & Solutions	Vericast
Verisk Analytics	Veritiv	Vertex Pharmaceuticals	Vertiv
Vestis	Vesuvius Flow Control NAFTA	Victoria's Secret	VillageMD
Vista Outdoor	Visteon	Vitesco Technologies	Vivescia
VML	Volkswagen Group of America	Volvo Group North America	Vulcan Materials
W.R. Grace	W.W. Grainger	Wabtec	Walgreens Boots Alliance
Walmart	Walt Disney	Warner Bros. Discovery	Warner Music Group
Waste Management	Waters	Waterton Property Management	Wawa
Wayne-Sanderson Farms	Wegmans Food Markets	Weir Group	Wells Enterprises
Wendy's Group	Wesco International	West Pharmaceutical Services	Westlake Chemical
WestRock	Weyerhaeuser	Whataburger Restaurants	Wheels Up
Whirlpool	White & Case	Wichita State University	Wildlife Studios
Wilmer Cutler Pickering Hale and Dorr LLP	Winnebago Industries	Wistron NeWeb	WK Kellogg Company
Wood	Woodward	World Kinect	Worthington Enterprises
Worthington Steel	WPP Corporate	Wyndham Hotels & Resorts	Xerox
XPO Logistics	Xtek Inc	Xylem	Yahoo!
Yanfeng Global Automotive Interior Systems	Yazaki Corporation	YETI Coolers	Zamora Company
Zayo Group	Zekelman Industries	Zimmer Biomet	Zoetis
Zumiez

2026 Proxy Statement • Appendix I	I-3

WORTHINGTON ENTERPRISES, INC. C/O BROADRIDGEP.O. BOX 1342BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before the Date of the Annual Meeting - Go to www.proxyvote.comor, using a mobile device, scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information upuntil 11:59 p.m., Eastern Daylight Time, on September 21, 2026. Have your Notice of Availability orproxy card in hand when you access the website or scan the QR barcode and follow the instructionsto obtain your records and to create an electronic voting instruction form. During the Annual Meeting - Go to www.virtualshareholdermeeting.com/WOR2026. You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box directly after "Control Number" on your Notice of Availability or proxy card available and follow the instructions. VOTE BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 21, 2026. Have your Notice of Availability or proxy card in hand when you call and follow the instructions. VOTE BY MAIL If you received a printed copy of the proxy materials, complete, sign and date your proxycard and return it in the postage-paid envelope we have provided or return it to VoteProcessing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. T02676-P54625WORTHINGTON ENTERPRISES, INC. 1.Elect three directors, each to serve for a term of three years to expire at the Company's 2029 Annual Meeting of Shareholders: Nominees: 1a.Charles M. ChiapponeFor! Against! Abstain! 1b.W. Bradley Southern!!! 1c.Brantley J. Standridge!!! 2.Approve, on an advisory basis, a resolution to approve the compensation of the Company's named executive officers. For! Against! Abstain! 3.Ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2027. The Board of Directors of the Company recommends that you vote FOR each of the listed nominees for election as a director and FORProposals 2 and 3. NOTE: In their discretion, the persons named as proxies will be authorized to vote on such other business as may properly come before the Annual Meeting of Shareholders. !!! Yes NoPlease sign exactly as your name appears on this proxy card. Executors, administrators, trustees, guardians, attorneys and agents must give their full titles. If shareholder is a HOUSEHOLDING ELECTION - Please indicate if you consent !!corporation, an authorized officer must sign in full corporate name. If shareholder is a to receive certain future investor communications in a single package per household. partnership or other entity, an authorized person must sign in the entity's full name. If the common shares represented by this proxy are held in joint tenancy, both holders must sign this proxy card.
NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS TUESDAY, SEPTEMBER 22, 2026, AT 3:00 P.M., EASTERN DAYLIGHT TIME Access to this year’s virtual Annual Meeting of Shareholders will be available at www.virtualshareholdermeeting.com/WOR2026. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of Worthington Enterprises, Inc. to be Held on September 22, 2026: Worthington Enterprises, Inc.'s letter to shareholders, Notice of Annual Meeting of Shareholders, Proxy Statement, 2026 Annual Report and the proxy card are available at www.proxyvote.com. T02677-P54625 WORTHINGTON ENTERPRISES, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORTHINGTON ENTERPRISES, INC. PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD WITHIN THE BOXES ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Each shareholder identified on this proxy card hereby constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, and each of them, with full power of substitution, the lawful agents and proxies of the shareholder to attend the Annual Meeting of Shareholders of Worthington Enterprises, Inc. (the "Company") to be held via live webcast only at www.virtualshareholdermeeting.com/WOR2026, on Tuesday, September 22, 2026, at 3:00 p.m., Eastern Daylight Time, and any adjournment or postponement thereof, and to vote all of the common shares of the Company that the shareholder is entitled to vote at such Annual Meeting, as directed on the reverse side with respect to the matters set forth on the reverse side, and to vote such common shares with discretionary authority on all other matters which are properly brought before the Annual Meeting. This proxy, when properly executed, will be voted as directed. If no direction is made, except in the case of broker non-votes, the persons named herein as proxies will vote FOR the election of all nominees listed on the reverse side in Proposal 1 and FOR Proposals 2 and 3. All proxies previously given or executed by each shareholder identified on this proxy card are hereby revoked. Continued and to be signed and dated on reverse side